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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Investment Technology Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 25, 2017

Dear Fellow Stockholder:

        You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Investment Technology Group, Inc. (the "Annual Meeting"). Our Annual Meeting will be held on Thursday, June 8, 2017 at 11:30 a.m., New York City time. You will be able to attend the Annual Meeting and vote during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/ITG2017 and inputting your unique, 12-digit control number included on your Notice Regarding the Availability of Proxy Materials or your proxy card.

        We are pleased to again be taking advantage of the Securities and Exchange Commission (the "SEC") rule allowing companies to furnish proxy materials to stockholders electronically because we believe that the e-proxy process expedites our stockholders' receipt of proxy materials, lowers the costs of distribution and reduces the environmental impact of our Annual Meeting. In accordance with this rule, on or about April 25, 2017, we will begin mailing a Notice of Internet Availability of Proxy Materials to our stockholders of record as of the close of business on April 13, 2017. The Notice contains instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 ("2016 Annual Report") and vote online.

        Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement, which you are urged to read carefully.

        Your vote is very important to us. Whether or not you plan to attend the meeting, your shares should be represented and voted. After reading the Proxy Statement, please vote your shares through the Internet or the designated toll-free telephone number or, if you received your proxy materials by mail, you can sign and date the enclosed proxy card and return it in the envelope provided to you. Please refer to the section entitled "How do I vote and what are the voting deadlines?" in the Voting Instructions and Information section of the Proxy Statement for a description of these voting methods. We must receive votes submitted via mail, the Internet or touch-tone telephone by 11:59 p.m. New York time on June 7, 2017 in order for them to be counted at the Annual Meeting.

        We are looking forward to our 2017 Annual Meeting of Stockholders. Thank you for your continued support of Investment Technology Group, Inc.

Sincerely,

Francis J. Troise	Minder Cheng
Director, President and Chief Executive Officer	Chairman of the Board of Directors

Investment Technology Group, Inc.
One Liberty Plaza
165 Broadway, 5th Floor
New York, New York 10006

Notice of Annual Meeting of Stockholders
To Be Held June 8, 2017

TIME AND DATE:	11:30 a.m. New York City time, on Thursday, June 8, 2017.
PLACE:	You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/ITG2017 where you will be able to vote electronically during the meeting.
ITEMS OF BUSINESS:	(1) to elect eight (8) directors to the Investment Technology Group, Inc. Board of Directors to serve until the next annual meeting or until successors have been duly elected and qualified.
(2) to approve on an advisory basis the compensation of our named executive officers.
(3) to hold an advisory vote on the frequency of future advisory votes on compensation of our named executive officers.
(4) to approve the amended and restated Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan.
(5) to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2017 fiscal year.
(6) to transact such other business as may properly come before the Annual Meeting or any one or more adjournments thereof.
This Proxy Statement more fully describes these proposals.
RECORD DATE:	The record date for the determination of the stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on April 13, 2017.
PROXY VOTING:
Please vote your shares through the Internet or the designated toll-free telephone number or, if you received your proxy materials by mail, you can sign and date the enclosed proxy card and return it in the envelope provided to you.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 8, 2017. The Proxy Statement and our 2016 Annual Report are available at www.proxyvote.com.

By Order of the Board of Directors,

Angélique F. M. DeSanto Corporate Secretary

New York, New York
April 25, 2017

        Investment Technology Group, ITG, the ITG logo and POSIT are registered trademarks or service marks of the Investment Technology Group, Inc. companies.

VOTING INSTRUCTIONS AND INFORMATION

Who is entitled to vote at the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of Investment Technology Group, Inc. (the "Company", "ITG", "we", "us" or "our")?

        Holders of our common stock as of the close of business on April 13, 2017 (the "Record Date") may vote at the Annual Meeting. On the Record Date, 33,144,918 shares of our common stock were outstanding and entitled to vote at the Annual Meeting.

        Stockholders at the close of business on the Record Date may examine a list of all stockholders of record as of the Record Date for any purpose germane to the Annual Meeting for ten days preceding, or at, the Annual Meeting.

How many votes do I have?

        You are entitled to one vote for each share of common stock you own for each matter to be voted on at the Annual Meeting. Cumulative voting is not allowed.

What matters will be voted on at the Annual Meeting?

        There are five proposals scheduled to be voted on at the meeting:

  •
  Election of eight (8) directors to serve until the next annual meeting or until their successors have been duly elected and qualified.

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  Advisory (non-binding) vote to approve named executive officer compensation (commonly referred to as the "say-on-pay" proposal).

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  Advisory (non-binding) vote to approve the frequency of future say-on-pay proposals.

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  Approval of the amended and restated Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan (the "Equity Plan") (i) to effectuate an increase in the number of shares reserved and available for issuance under the Equity Plan, (ii) to meet the NYSE listing requirements, (iii) so that compensation attributable to grants and variable incentive compensation awards under the Equity Plan may (but is not required to) qualify for an exemption from the $1 million deduction limit under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") (see Certain Federal Income Tax Consequences, below) and (iv) in order for incentive stock options to meet the requirements of the Internal Revenue Code.

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  Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. A representative of KPMG LLP is expected to be in attendance at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he or she desires.

How does the Investment Technology Group, Inc. Board of Directors ("Board of Directors" or "Board") recommend I vote?

        Our Board of Directors recommends that you vote:

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  FOR each of the nominees to the Board of Directors.

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  FOR the approval, on an advisory basis, of the say-on-pay proposal.

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  FOR the submission, on an advisory basis, of an annual vote on the say-on-pay proposal.

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  FOR the approval of the Equity Plan (i) to effectuate an increase in the number of shares reserved and available for issuance under the Equity Plan, (ii) to meet the NYSE listing requirements, (iii) so that compensation attributable to grants and variable incentive compensation awards under the Equity Plan may (but is not required to) qualify for an exemption from the $1 million deduction limit under section 162(m) of the Internal Revenue Code (see Certain Federal Income Tax Consequences, below) and (iv) in order for incentive stock options to meet the requirements of the Internal Revenue Code.

  •
  FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholders of Record.    You are a stockholder of record if, at the close of business on the Record Date, your shares were registered directly in your name with the Company's transfer agent, Computershare Trust Company. This Proxy Statement and any accompanying documents have been provided directly to you by the Company.

        Beneficial Owner.    You are a beneficial owner if, at the close of business on the Record Date, your shares were held by a brokerage firm, bank or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in "street name" and this Notice and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares only with respect to the proposal related to the ratification of the appointment of KPMG as our independent registered public accounting firm. Please see "What if I do not specify how my shares are to be voted?" below for additional information.

How do I vote and what are the voting deadlines?

        Stockholders of Record.    If you are a stockholder of record, you may vote in the following ways:

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  By Internet.  You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. If you vote by Internet, you do not need to return a proxy card by mail. You will need the 12-digit Control Number included on your Notice Regarding the Availability of Proxy Materials or your proxy card in order to vote by Internet. Internet voting via www.proxyvote.com is available 24 hours a day until 11:59 p.m., New York time, on June 7, 2017.

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  By Telephone.  You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. If you vote by telephone, you do not need to return a proxy card by mail. You will need the 12-digit Control Number included on your Notice Regarding the Availability of Proxy Materials or your proxy card in order to vote by telephone. Telephone voting is available 24 hours a day. To be valid, your vote by telephone must be received by 11:59 p.m., New York time, on June 7, 2017.

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  By Mail.  If you have received a printed copy of the proxy materials from us by mail, you may vote by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the proxy card in the envelope provided to you. To be valid, your vote by mail must be received by June 7, 2017.

  •
  At the Annual Meeting.  You can vote your shares during the Annual Meeting via the Internet by following the instructions at www.virtualshareholdermeeting.com/ITG2017.

        Beneficial Owners.    If you are a beneficial owner, you may vote by submitting voting instructions to your broker or other nominee holding your shares. You should follow the instructions in the Notice

Regarding the Availability of Proxy Materials or voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may be voted via the Internet at the Annual Meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.

Can I revoke or change my vote after I submit my proxy?

        Stockholders of Record.    Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may revoke your proxy and change your vote by:

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  Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., New York time, on June 7, 2017;

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  Submitting a properly-signed proxy card with a later date that is received no later than June 7, 2017;

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  Attending the Annual Meeting and voting via www.virtualshareholdermeeting.com/ITG2017; or

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  Sending a written statement to that effect to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, or Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, 5th Floor, New York, New York 10006, Attention: Corporate Secretary, provided that any such statement is received no later than June 7, 2017.

        Beneficial Owners.    If you are a beneficial owner, you may submit new voting instructions by contacting your broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting or online, provided that you obtain a legal proxy, executed in your favor, from the broker or other nominee giving you the right to vote the shares.

        Attending the Annual Meeting will not automatically revoke a proxy that was submitted through the Internet or by telephone or mail.

How are votes counted?

        If you properly submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

What will happen if I do not vote my shares?

        Stockholders of Record.    If you are a stockholder of record and you do not vote via the Internet, by telephone, by proxy card, or via the Internet at the Annual Meeting, your shares will not be voted at the Annual Meeting.

        Beneficial Owners.    If you are the beneficial owner of your shares, and you do not instruct your broker or nominee on how to vote your shares, your broker or nominee may exercise its discretion to vote on some proposals at the Annual Meeting, but not all. Under the rules of the New York Stock Exchange ("NYSE"), your broker or nominee does not have discretion to vote your shares on non-routine matters such as the proposals related to the election of directors, approval of the say-on-pay proposal, approval of the frequency of future say-on-pay proposals and approval of the amended and restated Equity Plan. However, your broker or nominee does have discretion to vote your shares on routine matters such as the ratification of the appointment of our independent registered public accounting firm and any other routine matters properly presented for a vote at the Annual Meeting.

What if I do not specify how my shares are to be voted?

        Stockholders of Record.    If you are a stockholder of record and you submit a proxy but you do not provide voting instructions on the proxy, your shares will be voted as follows:

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  FOR the election of ITG's director nominees;

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  FOR the approval of the Company's named executive officer compensation;

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  FOR the submission of an annual vote on compensation of the Company's named executive officers;

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  FOR the approval of the amended and restated Equity Plan; and

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  FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2017;

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  and otherwise in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.

        Beneficial Owners.    If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on your behalf. Under the rules of the NYSE, your broker or nominee does not have discretion to vote your shares on non-routine matters such as the proposals related to the election of directors, approval of the say-on-pay proposal, approval of the frequency of future say-on-pay proposals and approval of the amended and restated Equity Plan. However, your broker or nominee does have discretion to vote your shares on routine matters such as the ratification of the appointment of our independent registered public accounting firm and any other routine matters properly presented for a vote at the Annual Meeting.

How many votes are required to transact business at the Annual Meeting?

        A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business). Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

How many votes are required to approve each proposal?

        On February 23, 2017, our Board of Directors amended our By-laws to provide that the election of directors in uncontested elections will be determined by a majority of the votes cast at any meeting for the election of directors at which a quorum is present. A majority of the votes cast means that the number of votes cast FOR a director's election must exceed the number of votes cast AGAINST that director in order for the director to be elected. Abstentions and broker non-votes will not be counted as votes cast FOR or AGAINST the director.

        For each of the other proposals, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter will be required for approval. However, given the multiple voting choices available to stockholders under the proposal to approve the frequency of future say-on-pay proposals, it is possible that none of the alternatives of one, two or three years will receive a majority vote. Nevertheless, the Board considers this vote the equivalent of a poll of the stockholders and will consider the number of votes each alternative receives when making future decisions as to the timing of say-on-pay proposals.

What is the effect of abstentions and broker non-votes?

        Abstentions.    With respect to the election of directors, approval of the say-on-pay proposal, approval of the amended and restated Equity Plan and the ratification of the appointment of our independent registered public accounting firm, you may vote FOR, AGAINST OR ABSTAIN. With respect to the approval of the frequency of future say-on-pay proposals, you may vote 1 YEAR, 2 YEARS, 3 YEARS or ABSTAIN. If you ABSTAIN from voting on the election of directors or the frequency of future say-on-pay proposals, it will have no effect on these proposals. If you ABSTAIN from voting on any of the other proposals, the abstention will have the same effect as an AGAINST vote.

        Broker Non-Votes.    Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. The proposal related to the ratification of the appointment of KPMG LLP is considered a routine matter and a broker will be permitted to exercise its discretion. All of the other proposals, meaning those related to the election of directors, approval of the say-on-pay proposal, approval of the frequency of future say-on-pay proposals and approval of the amended and restated Equity Plan are considered non-routine matters and a broker will lack the authority to vote uninstructed shares at its discretion on these proposals. Accordingly, if you are a beneficial owner and you do not submit voting instructions to your broker, your shares will not have any effect on the outcome of the election of the director nominees at the Annual Meeting, the advisory votes pertaining to say-on-pay and the frequency of future say-on-pay proposals or the amended and restated Equity Plan.

Who will count the votes?

        Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

Who pays for the expenses of this proxy solicitation?

        We bear the cost of soliciting proxies for the Annual Meeting. Our directors, officers and employees may solicit proxies on behalf of our Board of Directors through regular and electronic mail, telephone, fax and personal contact. Alliance Advisors, LLC has been retained to assist in soliciting proxies for a fee of $20,000, plus distribution costs and other expenses. Directors, officers and employees of the Company will receive no additional compensation for soliciting proxies but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We will reimburse certain brokerage firms, banks, custodians and other fiduciaries for the reasonable mailing and other expenses they incur in forwarding proxy materials to the beneficial owners of our stock that those brokerage firms, banks, custodians and fiduciaries hold of record.

Could other matters be decided at the Annual Meeting?

        We do not expect any other items of business to be brought before the Annual Meeting. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to the persons named on the proxy card with respect to any other matters that might be brought before the meeting. Those persons intend to vote the proxy in accordance with their best judgment.

Are you "householding" for stockholders sharing the same address?

        Yes. The SEC's rules regarding the delivery of proxy materials to stockholders permit us to deliver a single copy of these documents to an address shared by two or more of our stockholders who do not participate in electronic proxy material delivery. This method of delivery is called "householding," and it can reduce our printing and mailing costs. It also reduces the volume of mail you receive. If you requested to receive proxy materials by mail, we will deliver only one set of proxy materials to you if you share an address with another stockholder, unless we receive instructions to the contrary from one or more of the stockholders at your address. If you would like to receive proxy materials by mail, we will promptly mail you proxy materials upon written request to our Corporate Secretary at Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, 5th Floor, New York, New York 10006. The same address may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.

Annual Report to Stockholders, Proxy Statement, Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board Committee Charters

        Our 2016 Annual Report and this Proxy Statement are available through our website at http://investor.itg.com, under SEC Filings and at www.proxyvote.com. Our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, which govern our directors, officers and employees, and the charters for each of our Audit, Compensation, Nominating and Corporate Governance, Technology and Capital Committees are available on our website at www.itg.com/corporategovernance/. You may also obtain a copy of such documents by writing to: Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, 5th Floor, New York, New York 10006, Attn: Investor Relations.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The number of directors to be elected at the Annual Meeting has been fixed at eight (8) by our Board of Directors. Such directors will be elected to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

        On February 23, 2017, our Board amended our By-laws to provide that the election of directors in uncontested elections will be determined by a majority of the votes cast at any meeting for the election of directors at which a quorum is present. A majority of the votes cast means that the number of votes cast FOR a director's election must exceed the number of votes cast AGAINST that director in order for the director to be elected. The amended By-laws also provide that any incumbent nominee who does not receive a majority of votes cast in an uncontested election is expected to promptly tender his resignation to the Board of Directors. The Nominating and Corporate Governance Committee of the Board, without participation by any director tendering his resignation, will then make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board, without participation by any director tendering his resignation, will act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and publicly disclose its decision and the rationale behind the decision within 90 days from the date of the certification of the election results. The voting standard for directors in a contested election is a plurality of the votes cast at the meeting.

        Each nominee listed below has been nominated for election by our Board of Directors based on a recommendation from the Nominating and Corporate Governance Committee and has consented to serve as a director if elected. In the event that any nominee is unable to serve as a director (which is not now anticipated), proxies will be voted for substitute nominees recommended by the Board of Directors or the Board of Directors may elect to reduce the number of directors. All of the nominees for election as a director are presently members of the Board of Directors.

Nominees to Board of Directors

        The following information is submitted concerning the nominees for election as directors. When assessing the qualifications of a particular person to serve as a director, our Nominating and Corporate Governance Committee and our Board of Directors consider an individual candidate's experience as well as the collective experience of our Board members taken as a whole. The members of our Board have a variety of experiences and attributes that qualify them to serve on our Board, including accounting, finance, technology and legal experience, extensive senior management experience in the financial services industry and insights on market structure issues. Certain members also possess valuable historical knowledge of the Company and our specific industry.

Name	Age	Position
Brian G. Cartwright	69	Director
Minder Cheng	53	Chair
Timothy L. Jones	61	Director
R. Jarrett Lilien	55	Director
Kevin J. Lynch	48	Director
Lee M. Shavel	50	Director
Francis J. Troise	51	Director, President and Chief Executive Officer
Steven S. Wood	59	Director

        Brian G. Cartwright has been a director since January 2016. Since 2012, Mr. Cartwright has been a Senior Advisor at Patomak Global Partners LLC, a regulatory consulting firm. Mr. Cartwright also currently serves on the board of directors of HCP, Inc., a real estate investment trust that invests primarily in real estate serving the healthcare industry in the United States. From 2009 to 2011, Mr. Cartwright was Senior Advisor at the law firm of Latham & Watkins LLP. From 2006 to 2009, Mr. Cartwright served as General Counsel of the Securities and Exchange Commission. Between 1988 and 2005, Mr. Cartwright was a partner with Latham & Watkins LLP, where he served in various senior management positions, including as the Global Chair of the Public Company Representation Practice Group and a member of the firm's Executive Committee. From 1981 through 1982, Mr. Cartwright served as a law clerk to Associate Justice Sandra Day O'Connor on the U.S. Supreme Court. Mr. Cartwright has served since 2012 as a member of the board of trustees of the Pacific Legal Foundation, a nonprofit provider of legal services. Mr. Cartwright brings to our Board significant regulatory and legal experience, as well as extensive corporate governance expertise and knowledge of current governance trends and best practices.

        Minder Cheng has been Chair of our Board of Directors since January 2016 and a director since November 2010. In October 2014, Mr. Cheng co-founded, and is a Managing Member of ThirdStream Partners, LLC, a private investment company. Mr. Cheng also currently serves as a Senior Advisor at Executive Networks, an executive peer electronic network, and an Advisor at Armanta, Inc., an integrated business intelligence platform. In addition, Mr. Cheng is Chair of the board of directors of MediaCrossing Inc., an independent digital media trading company, where he has served on the board since January 2013. From December 2009 until July 2010, Mr. Cheng served as Chief Investment Officer for Index Equity and Capital Markets globally at BlackRock Inc. ("BlackRock"). Mr. Cheng joined BlackRock at the time of its 2009 merger with Barclays Global Investors ("BGI"), where he worked in a variety of capacities for the prior 10 years. Most recently, from May 2008 until December 2009, Mr. Cheng served as Chief Investment Officer of BGI's Equity and Capital Markets division worldwide. In addition, from July 2000 to May 2008, he held several other key positions at BGI, including Chief Investment Officer for active equity products and Global Head of Trading. Prior to BGI, Mr. Cheng held research, strategy and proprietary trading roles at Convergence Asset Management in Connecticut, Sumitomo Finance International in London, Salomon Brothers in Tokyo and the NYSE in New York. Mr. Cheng brings to our Board valuable insights on market structure as well as the priorities and challenges facing our major clients and a keen perspective on the Asia Pacific marketplace, together with his deep understanding of boards of directors.

        Timothy L. Jones CBE has been a director since March 2005. Mr. Jones is the co-inventor of Tibado Digital Cash and, from April 2014 until March 2017, he served as Chief Executive Officer and a member of the board of directors of Tibado Limited. From October 2007 until July 2010, Mr. Jones was Chief Executive Officer and director of the Personal Accounts Delivery Authority ("PADA"), a non-departmental public body of the Department for Work and Pensions within the United Kingdom government. From July 2010 until September 2015, Mr. Jones was Chief Executive Officer of the National Employment Savings Trust Corporation, also a non-departmental public body of the Department for Work and Pensions within the United Kingdom government and the successor organization to PADA. Mr. Jones served on the board of directors of the Rotman International Centre for Pension Management from September 2011 through September 2015. From December 2002 to January 2005, Mr. Jones was the Chief Executive Officer of Simpay Limited, a mobile phone payment system company. Mr. Jones co-founded Purseus, a company developing a new architecture for correspondent banking, and was Chief Executive Officer of Purseus from April 2000 to November 2002. Prior to that, for 17 years, Mr. Jones was at National Westminster Bank PLC where he held various positions in the Operations, Information Technology Strategy and Policy, Mondex, Electronic Markets and Retail Banking Services divisions, eventually becoming a Managing Director in 1996 and Chief Executive of the Retail Banking Services Division in 1999. Mr. Jones brings to our Board significant executive experience and a strong background in technology issues.

        R. Jarrett Lilien has been a director since April 2015. He served as our Interim President and Chief Executive Officer from August 2015 to January 2016. In 2008, he founded and has since been the

Managing Partner of Bendigo Partners, LLC, a venture capital investment firm. Mr. Lilien currently serves on the board of directors of WisdomTree Investments, Inc., an asset management company that focuses on exchange-traded funds, Tradier, Inc., a provider of technology, execution and brokerage services, and Barton International, a producer of garnet abrasives. From 2003 to 2008, Mr. Lilien served as the President and Chief Operating Officer of E*TRADE Financial Corporation. Previously, Mr. Lilien was President and Chief Brokerage Officer at E*TRADE Securities, Inc. Prior to joining E*TRADE, Mr. Lilien spent 10 years as Chief Executive Officer at TIR (Holdings) Limited, a global institutional broker, which E*TRADE acquired in 1999. Mr. Lilien brings to our Board extensive management experience and client perspective, coupled with broad knowledge of the financial services industry.

        Kevin J. Lynch has been a director since March 2016. Mr. Lynch is currently a private investor. From 2001 through 2010, Mr. Lynch worked at JANA Partners LLC, a value-oriented investment advisor specializing in event-driven investing, where he was a partner and portfolio manager. In 2004 he served on the board of directors of InterCept, Inc., a publicly traded financial technology firm. From 1999 to 2001, he was an analyst at Sagaponack Partners. From 1995 through 1997, Mr. Lynch was an associate at Cornerstone Equity Investors, a private equity firm. From 1990 through 1995, he worked in various areas at Prudential Investments. Mr. Lynch brings to our Board significant experience in the financial services industry and an institutional investor perspective.

        Lee M. Shavel has been a director since January 2016. From May 2011 to January 2016, Mr. Shavel served as Chief Financial Officer and Executive Vice President of Corporate Strategy at Nasdaq, Inc. ("Nasdaq"). Prior to joining Nasdaq, Mr. Shavel spent 18 years at Bank of America Merrill Lynch where he was Americas Head of Financial Institutions Investment Banking and prior to that Global Chief Operating Officer and Head of Finance, Securities and Technology in the Financial Institutions Group. Mr. Shavel joined Merrill Lynch & Co. in 1993 after four years at Citicorp. Mr. Shavel brings to our Board significant experience in finance and accounting matters, risk management and strategic planning, and has extensive knowledge of the financial services industry.

        Francis J. Troise has been a director and the President and Chief Executive Officer of the Company since January 2016. Prior to joining the Company and since July 2014, Mr. Troise was global head of Execution Services at J.P. Morgan, the investment banking arm of JPMorgan Chase & Co., where he oversaw cross-asset class execution. From April 2010 through July 2014, Mr. Troise was global head of Equities Electronic Client Solutions at J.P. Morgan, where he oversaw the electronic trading business. From September 2008 through April 2010, he was the global head of Equities Electronic Trading at Barclays Capital. From March 2005 to September 2008, he worked at Lehman Brothers Holdings Inc., where he served as the U.S. Head of Equities Electronic Trading, and from 1997 to 2005, he was employed by ITG Inc., a subsidiary of the Company, where in his last position he served as a Managing Director, responsible for client site sales and trading. During the last five years, Mr. Troise served on the board of directors of BIDS Holdings GP LLC, Chi-X Global Holdings LLC, and Neovest, Inc. With his 27 years of financial and consulting experience, Mr. Troise brings to our Board an in-depth knowledge of the capital markets and financial technology businesses and specific knowledge of the Company by virtue of his prior employment with us and his current role as our President and Chief Executive Officer.

        Steven S. Wood has been a director since February 2010. Mr. Wood established in 2010, and is now the sole owner and director of, Global Buy Side Trading Consultants Limited, a consulting company for financial institutions. Mr. Wood served on the European Securities Market Authority Consultative Working Group on Secondary Markets from June 2010 until June 2012. In addition, from March 2010 until August 2012, Mr. Wood served on the board of Olivetree Securities Ltd., a global financial services firm. From 2002 until March 2010, Mr. Wood was the Global Head of Trading at Schroders Investment Management, a London-based asset management firm. Prior to joining Schroders in 2002, Mr. Wood spent 28 years at J.P. Morgan in a variety of roles, including head of European and Asian trading in the asset management division. Mr. Wood was also the Chair of the Investment Managers Association Trading Committee from March 2008 to February 2010 and Chair of the NYSE / Euronext European Institutional Advisory Committee from March 2008 until March 2010. Mr. Wood brings to our Board extensive experience in trading matters and a keen perspective on the priorities and challenges facing our major customers.

        Our Board of Directors unanimously recommends that you vote "FOR" the election of each of the nominees listed above to the Board of Directors.

 DIRECTOR COMPENSATION

        We aim to provide a competitive compensation program to enable the continued attraction and retention of highly qualified non-employee directors. The program is designed to address the time, effort, expertise and accountability required of active Board membership and to align their interests with those of our stockholders. The Compensation Committee is responsible for periodically reviewing our directors' compensation practices and compares them against the practices of the companies in our executive compensation peer group. The Compensation Committee submits its recommendations for director compensation to the full Board for approval. Mr. Troise does not receive any additional compensation for serving as a director.

2016 Director Compensation

        During 2016, our Chair received an annual retainer of $160,000 and each of our other non-employee directors received an annual retainer of $60,000, each payable in quarterly installments. Under our Amended and Restated Directors' Retainer Fee Subplan (the "Directors' Retainer Fee Subplan"), adopted in 2002, the annual Board retainer fee is payable, at the election of each director, either in (i) cash, (ii) ITG common stock with a value equal to the retainer fee on the grant date, or (iii) under a deferred compensation plan which provides deferred share units with a value equal to the retainer fee on the grant date which convert to freely sellable shares when the director retires from our Board of Directors.

        In 2016, each non-employee director also received fees of $1,000 for attendance at each regular meeting of the Board of Directors and $2,000 for any special Board meetings. Board committee chair annual retainers were $20,000 for the Audit Committee chair, $7,000 for the Compensation Committee chair, and $5,000 for all other Board committee chairs, each payable in quarterly installments. All committee members received $1,000 for attendance at each meeting of a committee of the Board of Directors. Directors of the Company were also reimbursed for out-of-pocket expenses.

        Under our Amended and Restated Directors' Equity Subplan (the "Directors' Equity Subplan") adopted in January 2006, and most recently amended and restated in January 2017, we will grant newly-appointed non-employee directors initial restricted stock unit awards valued at $100,000 at, or shortly after, the time of appointment to the Board of Directors. These restricted stock units vest in equal installments on the first, second and third anniversaries of the date of grant. In addition, on the day of each of our annual meetings of stockholders at which directors are elected or reelected by the Company's stockholders, each non-employee director who is elected or reelected to serve as a director of the Company at such meeting will be granted restricted stock units, which were valued at $72,000 for the 2016 award. These annual restricted stock units fully vest on the day immediately preceding the Company's next annual meeting of stockholders at which directors are elected. The shares related to such initial and annual restricted stock unit awards are distributed at the time of vesting unless such distribution is deferred, at the election of each director, until such director resigns from our Board of Directors. For awards granted prior to January 23, 2017, vesting accelerates upon a change in control of the Company or if the director ceases to serve as a non-employee director due to his death or disability. On January 23, 2017, the Compensation Committee amended the Directors' Equity Subplan to provide that, for awards granted on or after January 23, 2017, vesting accelerates upon termination of service by the Company for any reason other than cause on or following a change in control of the Company.

        Prior to April 2012, under our Directors' Equity Subplan, we granted non-employee directors stock options valued at $36,000 and restricted stock units valued at $36,000 annually, on the forty-fifth day following each of our annual meetings of stockholders. The options were granted with an exercise price per share equal to 100% of the fair market value of a share of our common stock on the NYSE on the date of grant. Such options expired at the earliest of (1) five years after the date of grant, (2) 12 months after death, disability or retirement after reaching age 65 and (3) 60 days after an optionee ceases to serve as a director for reasons other than death, disability or such retirement. Such options and restricted stock units vested and became exercisable in equal installments on the first, second and third anniversaries of the date of grant. As of December 31, 2016, all of these options and restricted stock unit awards had vested or expired, or were exercised.

        Each director may participate in our Charitable Gifts Matching Program pursuant to which we match 100% of the charitable contributions made by such director up to a maximum dollar amount of $2,000 per person per year.

        The Board adopted stock ownership guidelines for our non-employee directors effective January 1, 2006 in order to more closely align their interests with the long-term interests of our stockholders. Under the guidelines, non-employee directors are required to beneficially own shares of our common stock and Company restricted share units (both vested and unvested) having an aggregate value of at least three times the annual cash retainer of the individual director. Stock ownership must be achieved by each director within three years after the director's first election or appointment to the Board. To ensure achievement of the ownership goals, directors who have not yet attained the required level of ownership at the end of the three-year period must elect to receive at least one half of the director's annual cash retainer in the form of common stock or deferred share units until such time as the stock ownership levels have been satisfied. As of December 31, 2016, each member of the Board on that date was in compliance with his ownership guideline.

2017 Director Compensation

        In May 2016, the Compensation Committee reviewed the director compensation program, including whether to continue using per meeting fees. The Committee benchmarked the Company's director compensation against our executive compensation peer group as described on page 45 as well as published survey data from the National Association of Corporate Directors. Data for this review was prepared for the Committee by its independent consultant, McLagan, an Aon Hewitt company ("McLagan").

        Following its review, in August 2016, the Compensation Committee recommended, and the Board of Directors approved, the following changes to the director compensation program, which took effect on January 1, 2017:

  •
  Reduced the annual cash retainer for our Chair to $105,000 and increased the annual cash retainer for each of our other non-employee directors to $70,000, each payable in quarterly installments.

  •
  Increased the amount of the annual retainers for committee chairs to $25,000 for the Audit Committee chair, $15,000 for the Compensation Committee chair and $10,000 for all other Board committee chairs, each payable in quarterly installments.

  •
  Approved committee retainers for committee members (other than the committee chairs) of $10,000 for Audit Committee members, $7,500 for Compensation Committee members and $5,000 for members of all the other Board committees, each payable in quarterly installments.

  •
  Amended our Directors' Retainer Fee Subplan to provide that the annual Committee retainer fees, together with the annual Board retainer fee, are payable, at the election of each director, either in (i) cash, (ii) ITG common stock with a value equal to the retainer fees on the grant date, or (iii) under a deferred compensation plan which provides deferred share units with a value equal to the retainer fees on the grant date which convert to freely sellable shares when the director retires from our Board of Directors.

  •
  Eliminated per meeting fees for attendance at regular Board and Committee meetings and reduced the special meeting fee to $1,000 per special meeting, which will only be paid (x) for special Board or Committee meetings that were not already included on the Board schedule at the beginning of a particular calendar year and (y) after a minimum of five meetings have been held for the Board or a Committee.

  •
  Amended the Directors' Equity Subplan to provide that the annual restricted stock unit awards will be valued as determined by the Compensation Committee rather than in the amounts set forth in the subplan. Currently, the value of the annual restricted stock unit award to be granted to the Chair is $120,000 and the value of the annual restricted stock unit award to be granted to each of the other non-employee directors is $80,000.

        The Board believes this hybrid program of retainer fees, together with the payment of special meeting fees in limited circumstances, will allow the Company to provide generally consistent director compensation over time, ease the administration and predicibility of the program and adequately compensate our non-employee directors for their contributions in years where additional special meetings are required. The Board also changed the pay mix for our Chair's annual retainer to provide a substantial portion of his retainer in equity to further align our Chair's interests with those of our stockholders, and adopted the other changes to move our director compensation closer to median among our peer group.

Director Compensation Table

        The following table sets forth the total director compensation in 2016. Given Mr. Lilien's service as our Interim President and Chief Executive Officer for a short period of time in early 2016, his total director compensation is included in the Summary Compensation Table on page 48. Messrs. Cartwright, Shavel and Lynch each joined the Board on January 9, 2016, January 28, 2016 and March 4, 2016, respectively. Ms. O'Hara retired from the Board on January 15, 2016 and Mr. Millet resigned from the Board on October 7, 2016.

Name	Fees earned or paid in cash ($)(1)(2)	Stock Awards ($)(2)(3)	Total ($)

(a)	(b)	(c)	(d)
Brian G. Cartwright	96,681	167,203	263,884
Minder Cheng	200,080	72,008	272,088
Timothy L. Jones	101,000	72,008	173,008
Kevin J. Lynch	70,516	168,411	238,927
T. Kelley Millet	75,360	146,660	222,020
Maureen O'Hara	7,810	—	7,810
Lee M. Shavel	105,645	167,503	273,148
Steven S. Wood	107,052	72,008	179,060

(1)
The amounts shown in column (b) include the annual retainers earned by each director and meeting attendance fees. Mr. Wood elected to receive his annual retainer in deferred ITG common stock. Mr. Cheng elected to receive his annual retainer in ITG common stock.

(2)
The following chart shows (a) the annual restricted stock units granted to each of the directors, (b) the initial restricted stock unit awards granted to each of Messrs. Cartwright, Shavel and Lynch on February 8, 2016, February 27, 2016 and April 3, 2016, respectively, in connection with their appointments to the Board and (c) any deferred share units received as payment for the 2016 annual retainer fee (or with respect to Mr. Cheng, any shares of ITG common stock received as payment for his 2016 annual retainer fee), together with the fair value of such awards:

Name	Grant Date	Number of Units(a)		Fair Value at date of grant

Brian G. Cartwright	2/8/16	5,869		$95,195
	6/9/16	4,211		$72,008
Minder Cheng	1/1/16	882	(b)	$15,012
	1/15/16	1,313	(b)	$21,244
	4/1/16	1,763	(b)	$40,002
	6/9/16	4,211		$72,008
	7/1/16	2,373	(b)	$40,009
	10/1/16	2,334	(b)	$40,005
Timothy L. Jones	6/9/16	4,211		$72,008
Kevin J. Lynch	4/3/16	4,408		$96,403
	6/9/16	4,211		$72,008
T. Kelley Millet	6/9/16	4,211		$72,008
	10/7/16	6,184	(c)	$74,652	(c)
Maureen O'Hara	1/1/16	388	(b)	$6,286
Lee M. Shavel	2/27/16	5,504		$95,494
	6/9/16	4,211		$72,008
Steven S. Wood	1/1/16	882	(b)	$15,012
	4/1/16	662	(b)	$15,021
	6/9/16	4,211		$72,008
	7/1/16	890	(b)	$15,005
	10/1/16	876	(b)	$15,015

(a)
As of December 31, 2016, Messrs. Cheng, Jones and Wood each had 4,211 restricted stock units outstanding and Messrs. Cartwright, Lynch, Millet and Shavel had 10,080, 8,619, 6,184 and 9,715 restricted stock units outstanding, respectively. As of December 31, 2016, Messrs. Cheng, Jones and Wood had, in the aggregate, 1,027, 54,405 and 53,890 deferred share units outstanding, respectively.

(b)
The amounts shown represent the deferred share units (or, with respect to Mr. Cheng, shares of ITG common stock) received as payment for the 2016 annual retainer fee under the Directors' Retainer Fee Subplan. The shares of ITG stock received by Mr. Cheng on January 15, 2016 represent a pro rata grant in lieu of cash fees of his Chair retainer in connection with his appointment as Chairman of the Board on that date. The deferred share units received by Ms. O'Hara on January 1, 2016 were pro rated due to her pending retirement from the Board on January 15, 2016.

(c)
In connection with Mr. Millet's resignation from the Board, the Compensation Committee modified Mr. Millet's outstanding unvested restricted stock unit awards to allow them to continue to vest in accordance with their respective original vesting schedules. As a result of the foregoing, in accordance with SEC rules, this amount represents the incremental fair value of $44,873 related to the modification of award granted to Mr. Millet on June 9, 2016, plus the incremental fair value of $29,779 related to the modification of the remaining units scheduled to vest under the initial restricted stock unit award granted to Mr. Millet on

  September 10, 2014. The incremental fair value represents the full fair value of the unvested awards on the modification date. The amounts reported on this line item do not represent a new award to Mr. Millet. Please note that the net expense recorded by the Company for these awards was $74,652 rather than the aggregate of $146,660 shown in the table above.

(3)
The amounts shown in column (c) represent the aggregate grant date fair value of restricted stock unit awards granted to each of the directors, as determined pursuant to Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718. The fair value of the stock awards for 2016 was determined using the valuation methodology and assumptions set forth in Note 2 to the Company's consolidated financial statements included in the 2016 Annual Report, which are incorporated herein by reference.

EXECUTIVE OFFICERS

        The executive officers of our Company are appointed by our Board of Directors. Other than Mr. Troise, for whom information is provided above, the following sets forth information as to the other executive officers of the Company.

Name	Age	Position
Robert J. Boardman	49	Managing Director and Chief Executive Officer of ITG's European Operations
Michael Corcoran	50	Managing Director and Chief Executive Officer of ITG's Asia Pacific Operations
Angélique F. M. DeSanto	42	Managing Director, General Counsel and Corporate Secretary
Peter A. Goldstein	53	Managing Director and Global Head of Human Resources
Etienne Phaneuf	43	Managing Director and Chief Executive Officer of ITG's Canadian Operations
Brian Pomraning	42	Managing Director and Global Head of Product Management
James P. Selway III	46	Managing Director and Head of U.S. Execution Services
Steven R. Vigliotti	49	Managing Director, Chief Financial Officer and Chief Administrative Officer

        Robert J. Boardman has served as a Managing Director and the Chief Executive Officer of our European Operations since June 2010. From 2006 to June 2010, Mr. Boardman served as head of ITG's European algorithmic trading. Prior to joining ITG, Mr. Boardman spent 12 years at Goldman Sachs in various positions including executive director on the electronic transaction services sales team and head of connectivity for the equities division.

        Michael Corcoran has served as a Managing Director and Chief Executive Officer of our Asia Pacific Operations since January 2017. Prior to that, he served as a Managing Director and Joint Chief Executive Officer of our Asia Pacific Operations since January 2015. He joined our Company in 2002 and has held roles including head of sales and trading, responsible for client management and sales across Asia Pacific. Prior to joining ITG, Mr. Corcoran worked as head of sales and trading for BBY Limited, a boutique Australian investment bank.

        Angélique F. M. DeSanto has served as a Managing Director and our General Counsel and Corporate Secretary since August 2015. She joined ITG in 2006 and is responsible for all legal and regulatory matters. Prior to joining ITG, Ms. DeSanto spent over three years as a corporate associate at Weil, Gotshal & Manges.

        Peter A. Goldstein has served as a Managing Director and our Global Head of Human Resources since September 2007. Prior to joining ITG in September 2007, Mr. Goldstein was the Head of Human Resources for RREEF, the Alternative Investments Division of Deutsche Bank. Mr. Goldstein began his career in 1987 at Laventhol & Horwath, a public accounting firm and subsequently spent nine years in human resources at J.P. Morgan, both in the United States and abroad.

        Etienne Phaneuf has served as a Managing Director and the Chief Executive Officer of our Canadian Operations since July 2015. In July 2016, he was also named our Global Head of Portfolio Trading. Mr. Phaneuf joined ITG as a portfolio trader in 2000 and has been a member of the Canadian executive team since 2005. From 2005-2015 he was co-head of sales and from January 2015 to July 2015 he was head of sales and trading. Prior to ITG, he held institutional trading roles at TD Securities and CT Securities.

        Brian Pomraning has served as a Managing Director and our Global Head of Product Management since January 2017. He joined our Company in September 2016 and served as Global Head of Strategy and Planning through January 2017. He is responsible for leading our liquidity, execution, analytics and workflow solutions product teams and the technology organization. From 2010 to 2016, Brian served in various roles at J.P. Morgan, mostly recently as a managing director running EMEA Equities Execution Services. Brian has also held sales and product roles at Bloomberg Tradebook, Lehman Brothers and Barclays Capital across equities, futures and options.

        James P. Selway III has served as a Managing Director and our Head of U.S. Execution Services since June 2016. Prior to that, he served as our Head of U.S. Electronic Brokerage since December 2012. He joined our Company in 2010 and is responsible for ITG's U.S. electronic, single-stock, and portfolio execution businesses, including the POSIT crossing network. Prior to joining ITG, Mr. Selway co-founded White Cap Trading, LLC in 2003 where he worked until 2010. He previously served as Chief Economist at Archipelago and worked in equity derivatives research at Goldman Sachs.

        Steven R. Vigliotti has served as a Managing Director and our Chief Financial Officer since February 2010 as well as our Chief Administrative Officer since January 2017. Mr. Vigliotti joined ITG in 2010 from NYFIX (which was acquired by NYSE Technologies, Inc. in 2010 and subsequently by ULLINK Inc. in 2014), where he served as Chief Financial Officer since January 2006. Prior to joining NYFIX, he was Chief Financial Officer, Treasurer and Chief Accounting Officer of Maxcor Financial Group (which was acquired by BGC Partners in 2005) and was Chief Financial Officer for a number of its Euro Brokers inter-dealer brokerage subsidiaries. Mr. Vigliotti began his career in public accounting and was an Audit Partner in BDO Seidman's financial services group.

CORPORATE GOVERNANCE

Board Meetings; Committees; and Director Nomination Process

        On August 11, 2015, the Board formed an Executive Committee to manage the business and affairs of the Company. This action was taken in the wake of Robert C. Gasser being terminated as the Company's President and Chief Executive Officer on August 3, 2015 but not resigning from the Board. A Delaware corporation, such as the Company, cannot remove a director from its board without a vote of the company's stockholders. The Executive Committee consisted of all of the members of the Board on August 11, 2015 other than Mr. Gasser, and Messrs. Cartwright, Shavel and Lynch were appointed to the Executive Committee at the time they were appointed to the Board. The Board ceased to operate through the Executive Committee when Mr. Gasser's term on the Board ended at the 2016 annual meeting of stockholders. The Executive Committee had the authority to perform substantially all of the responsibilities of the Board.

        Our Board of Directors held 16 meetings during 2016, including 9 meetings of the Executive Committee. During 2016, each member of the Board of Directors attended at least 75% of the aggregate number of Board and committee meetings (including, except for Mr. Gasser, the Executive Committee) during the period he or she served on the Board and committees, as applicable. Our non-management directors meet in regularly scheduled executive sessions without any management or management directors present. Our Chair, Mr. Cheng, presided over such executive sessions in 2016.

        Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Capital Committee and a Technology Committee. Each committee operates under a written charter adopted by the Board, as amended from time to time. These charters are published on our website at www.itg.com/corporategovernance/. Each committee of the Board of Directors is authorized to obtain advice and assistance from internal or external legal, accounting or other advisors as it determines necessary to carry out its duties and any expenses in connection with such advice or assistance will be borne by the Company. There were a total of 27 committee meetings in 2016. The table below indicates the current members of our Board committees and the number of meetings each committee held in 2016:

Non-employee Director	Audit(1)	Compensation(2)	Nominating and Corporate Governance(3)	Capital(4)	Technology(5)

Brian G. Cartwright	✓		✓		✓
Minder Cheng		✓	C
Timothy L. Jones	✓				C
R. Jarrett Lilien		✓		C
Kevin J. Lynch	✓			✓
Lee M. Shavel	C			✓
Steven S. Wood		C	✓		✓
Number of 2016 Meetings	8	10	3	4	2

"C" indicates Chair of the committee

(1)
Ms. O'Hara served as a member of the Audit Committee through her retirement date of January 15, 2016. Mr. Millet served as a member of the Audit Committee through his resignation date of October 7, 2016. Messrs. Cartwright and Shavel joined the Audit Committee on January 15, 2016 and February 25, 2016, respectively. Mr. Lynch joined the Audit Committee on December 1, 2016.

(2)
Ms. O'Hara served as a member of the Compensation Committee through her retirement date of January 15, 2016. Mr. Lilien joined the Compensation Committee on January 15, 2016.

(3)
Ms. O'Hara served as a member of the Nominating and Corporate Governance Committee through her retirement date of January 15, 2016. Mr. Cartwright joined the Nominating and Corporate Governance Committee on January 15, 2016.

(4)
Mr. Wood was a member of the Capital Committee from January 15, 2016 through April 1, 2016. Messrs. Lynch and Shavel joined the Capital Committee on March 4, 2016 and April 1, 2016, respectively. Mr. Millet served as a member of the Capital Committee through his resignation date of October 7, 2016.

(5)
Mr. Cheng served on the Technology Committee through January 15, 2016, and Mr. Cartwright joined the Committee on that date. Mr. Millet served as a member of the Technology Committee through his resignation date of October 7, 2016. Mr. Wood joined the Technology Committee on December 1, 2016.

  Audit Committee

        As determined by the Board, all of the members of the Audit Committee meet the independence requirements, financial literacy and other criteria established by the NYSE. The Audit Committee is appointed by the Board to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and for assisting the Board in oversight of (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent registered public accounting firm's qualifications and independence and (4) the performance of the Company's internal audit function and independent auditors. These functions are described more fully under "Report of the Audit Committee." Our Board of Directors has determined that Mr. Shavel, Chair of the Audit Committee, and Mr. Cartwright are each an "audit committee financial expert" as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  Compensation Committee

        As determined by the Board, all of the members of the Compensation Committee meet the independence requirements of the NYSE. The Compensation Committee is appointed by the Board and has overall responsibility for approving and evaluating our compensation plans, policies and programs for our directors and key executives.

        The Compensation Committee's authority and responsibilities also include the following:

  •
  Annually (and, with respect to directors, periodically) review and, to the extent required, make recommendations to the Board with respect to the compensation programs of all non-employee directors and senior executives (including each of the named executive officers) including incentive-compensation plans and equity-based plans and oversee administration of these plans and discharge the responsibilities imposed on the Compensation Committee by any of these plans.

  •
  Annually review and approve, for our Chief Executive Officer and our other senior executives:

  •
  The annual base salary level;

  •
  The variable incentive compensation level (including the mix of cash and equity);

  •
  Employment agreements, severance arrangements and change-in-control agreements/provisions, as appropriate; and

  •
  Any special or supplemental benefits, as appropriate.

  •
  Exercise the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of compensation for the Chief Executive Officer, the other senior executives and the non-employee directors, including sole authority to approve any compensation consultant's fees and other retention terms.

  •
  Annually review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer's performance in light of these goals and objectives, report the results of such evaluation to the Board, and set the Chief Executive Officer's compensation levels based on this evaluation.

        Since December 2007, the Compensation Committee has engaged McLagan as its compensation consultant. The Compensation Committee retains the sole ability to hire and fire the consultant and considers the consultant to be independent. At the direction of the Company, services provided by McLagan included senior management and director peer group analysis, review of compensation philosophy, competitive compensation benchmarking for the senior executives and directors, industry research on competitive design of compensation programs, presentation and analysis of compensation design alternatives and other technical advice. The consultants did not provide recommendations on compensation decisions for individual senior executives.

        The Company requested and received information from McLagan addressing potential conflicts of interest, including information regarding the following: (1) other services provided to the Company by the consultant; (2) fees paid by the Company as a percentage of the consulting firm's total revenue;

(3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and any member of the Compensation Committee; (5) any Company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from our directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Compensation Committee concluded that the work of the consultant did not raise any conflict of interest.

        At the Compensation Committee's request, members of management attend portions of Compensation Committee meetings. During 2016, they included the Chief Executive Officer, Chief Financial Officer, Head of Global Human Resources and General Counsel. On an annual basis, the Chief Executive Officer presents a summary of his performance appraisal of each of our senior executives, including each of the named executive officers, along with his compensation recommendations.

        At each Compensation Committee meeting, the Compensation Committee had the opportunity to call for an executive session. No members of management, consultants or other outsiders attended executive sessions, except, in some circumstances, consultants from McLagan. Among other topics, discussions and decisions regarding Chief Executive Officer compensation took place during these executive sessions.

  Nominating and Corporate Governance Committee

        As determined by the Board, all of the members of the Nominating and Corporate Governance Committee meet the independence requirements of the NYSE. The Nominating and Corporate Governance Committee is appointed by the Board (1) to identify individuals qualified to become Board members, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders, (2) to develop and recommend to the Board the corporate governance guidelines applicable to the Company, (3) to oversee a review of the Board's and its committees' performance and of management's performance with respect to the corporate governance of the Company and (4) to recommend to the Board director nominees for chairman and membership appointments for each committee, including the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee's process for identifying candidates includes seeking recommendations from one or more of the following: current and retired directors and senior executives of the Company; firms that specialize in identifying director candidates (which firms may earn a fee paid by the Company); persons known to directors of the Company in accounting, legal and other professional service organizations or educational institutions; and, subject to compliance with applicable procedures, stockholders of the Company. When the Nominating and Corporate Governance Committee reviews a potential new candidate, it looks specifically at the candidate's qualifications in light of the needs of the Board and the Company at that time, given the then-current mix of director attributes. In particular, the Committee's process for evaluating candidates includes investigation of the person's specific experiences and skills, international versus domestic experience, time availability in light of commitments, legal and regulatory requirements, potential conflicts of interest and independence from management and the Company. The Nominating and Corporate Governance Committee also considers diversity in identifying director candidates and endeavors to have a Board representing diverse experience in areas that will contribute to our Board's ability to perform its roles relating to oversight of the Company's business, strategy and risk exposure. Without limiting the generality of the preceding sentence, the Nominating and Corporate Governance Committee takes into account, among other things, the diversity of business, leadership and personal experience of Board candidates and determines how that experience will serve the best interests of the Company.

        The Board has an age limit of seventy-five for directors to be eligible for nomination, meaning that no Board member having reached the age of seventy-five at the time of the next scheduled annual meeting of stockholders would be nominated to stand for re-election at such annual meeting of stockholders, provided, however, that the Board reserves the right to waive this limit in special circumstances.

        Candidates recommended by a stockholder are evaluated in the same manner as are other candidates. Stockholders who wish to submit nominees for director consideration by the Nominating and Corporate Governance Committee may do so by submitting such nominees' names in writing, in compliance with the procedures and along with the other information required by our By-laws, to Investment Technology Group, Inc., Attn: Corporate Secretary, One Liberty Plaza, 165 Broadway, 5th Floor, New York, New York 10006.

  Capital Committee

        The Capital Committee is appointed by the Board (1) to review and assess the use and allocation of the capital of the Company and (2) to advise the Board on capital use and optimization strategies for the Company. The Capital Committee also ensures that the Company's capital strategies are aligned with the overall goals of the Company.

  Technology Committee

        The Technology Committee is appointed by the Board to review and assess the development, execution, and expansion of the Company's technologies, including its research and development activities, as well as the technical and market risks associated with new product development. The Technology Committee also ensures that the Company's technologies are aligned with the overall goals of the Company and advises the Board and management on matters involving our technology and the acquisition of technology.

Annual Meeting of Stockholders

        Board members are expected to attend our annual stockholders' meetings. At our 2016 annual meeting of stockholders, all 2016 nominees for election to the Board were present.

Director Independence

        Under the NYSE listing standards, a majority of the members of our Board of Directors must be independent, and no director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. To assist the Board with these determinations, the Board has adopted Director Independence Standards, which are available on the Investor Relations page of our website at http://investor.itg.com. The Board of Directors has affirmatively determined that Messrs. Cartwright, Cheng, Jones, Lilien, Lynch, Shavel and Wood are "independent" within the meaning of the NYSE listing standards and our Director Independence Standards and that none of them have a material relationship with ITG. When determining the independence of our independent directors, the Board considered the following types of transactions or arrangements under NYSE listing standards and our Director Independence Standards: with respect to Mr. Lilien, the Board considered Mr. Lilien's employment as our Interim President and Chief Executive Officer between August 3, 2015 and January 15, 2016. This relationship was deemed to be immaterial under the NYSE listing standards and our Director Independence Standards. Mr. Millet was deemed "independent" within the meaning of the NYSE listing standards and our Director Independence Standards through his resignation date.

        Mr. Troise is not considered independent because he is employed as our Chief Executive Officer.

Board Leadership Structure and Risk Oversight

        Our Board of Directors has determined that having an independent director chair the Board is in the best interest of stockholders at this time. The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board of Directors.

        The Board, including through its committees, is actively involved in oversight of the risks that could affect the Company. Our Audit Committee discusses major financial risk exposures and how management monitors and controls such exposures, while our evaluation of any risk arising from our compensation policies and practices is conducted primarily by our Compensation Committee. It is the full Board of Directors, however, that has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through reports from officers responsible for oversight of particular risks within the Company. In addition, the Board reviews, at least annually, the status of the major risks facing the Company together with management's mitigation efforts related to those risks. We believe that our Board leadership structure facilitates careful oversight of risk to the Company.

Annual Board and Committee Self-Assessments

        Our Board annually evaluates the performance of the Board and its committees. The Board believes it is important to assess the performance of the Board and its committees, and to solicit and act upon feedback received. As part of the Board's self-assessment process, directors consider various topics related to Board composition, structure, culture, effectiveness, responsibilities, information and resources as well as the overall mix of director skills, experience and backgrounds. The Chair meets with the Board to gather views and feedback based on a list of potential questions circulated at or in advance of the meeting, while the committee chairs lead their respective committee discussions during executive session in a similar manner. After the self-assessments have been completed, the committee chairs report their respective self-assessments to the full Board, and a summary of these results is shared with management to address any requests or enhancements in practices that may be warranted. The Nominating and Corporate Governance Committee periodically appraises the framework for the Board and committee self-assessment processes and the allocation of responsibility among committees. While the Board and each of its committees conducts a formal self-assessment annually, the Board also believes in the importance of continuously improving the functioning of our Board and committees, and shares relevant feedback with management on an ongoing basis.

Risk Assessment of Compensation Policies and Practices

        We annually conduct a company-wide review of our material compensation policies and practices for both senior executives and employees generally, which management discusses with the Compensation Committee. Based on this review, we have concluded that our material compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. On a company-wide basis, our compensation programs contain many design features that mitigate the likelihood of inducing excessive risk-taking behavior. These features include:

  •
  performance goals under our discretionary variable incentive compensation program that are based upon either budgeted levels or improvements over prior year levels that we believe are reasonable and attainable without the need to take inappropriate risks;

  •
  a balance of fixed and variable incentive compensation, with our variable incentive compensation program designed to drive the long-term value of our shares;

  •
  performance hurdles and vesting periods that encourage a focus on sustained growth of our Company over the long term;

  •
  clawback provisions and policies to recover cash- or equity-based compensation awarded to employees in certain circumstances;

  •
  the Compensation Committee's ability to exercise downward discretion in determining payouts under our variable incentive compensation program;

  •
  share ownership and retention guidelines applicable to our senior executives;

  •
  prohibition of hedging and pledging transactions by all employees; and

  •
  mandatory annual attestation of the Code of Business Conduct and Ethics and other policies that educate our employees on appropriate behaviors and the consequences of inappropriate actions.

Code of Ethics

        Our Board of Directors has adopted a Code of Business Conduct and Ethics governing the conduct of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. A copy of the Code of Business Conduct and Ethics is available on our website at www.itg.com/corporategovernance/. We intend to disclose future amendments to, or waivers from, the Code of Business Conduct and Ethics on our website within four business days following the date of any such amendment or waiver.

Compensation Committee Interlocks and Insider Participation

        During 2016, the members of the Compensation Committee were Steven S. Wood (Chair), Minder Cheng and R. Jarrett Lilien. The Compensation Committee was during 2016, and continues to be, comprised entirely of independent directors. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

NYSE Certification

        The Chief Executive Officer of ITG made an unqualified certification to the NYSE with respect to the firm's compliance with the NYSE corporate governance listing standards in June 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

        In 2007, the Board adopted a written policy on Procedures for the Review of Related Person Transactions which was mostly recently amended in early 2017. Under this policy, each director, director nominee and executive officer of the Company is required to notify the Company's General Counsel in writing of any direct or indirect material interest that such person or an immediate family member has in a Related Person Transaction (as defined below). Unless exempted from the policy as further described below, the General Counsel shall submit to the Audit Committee (or any designated member) the Related Person Transaction for review and the Audit Committee (or any designated member) shall approve or disapprove the Related Person Transaction. The policy also applies to Related Person Transactions with stockholders beneficially owning more than 5% of our common stock.

        A "Related Person Transaction" means any transaction (1) that is currently proposed, or has been in effect at any time since the beginning of the Company's most recent fiscal year in which the Company was or is to be a participant, (2) the amount of which exceeds $120,000 and (3) in which a related person (as defined in the policy and which includes a director, director nominee or executive officer of the Company, or a stockholder owning beneficially or of record more than 5% of our common stock, or any of the immediate family members of any of the foregoing) has or will have a direct or indirect material interest. The types of transactions that are covered by this policy include: legal, investment banking, consulting, or management services provided to the Company by a related person or a business entity with which the related person is affiliated; sales, purchases and leases of real or personal property between the Company and a related person or a business entity with which a related person is affiliated; investments by the Company in a business entity with which a related person is affiliated; employment by the Company of an immediate family member of a related person; contributions by the Company to a civic or charitable organization for which a related person serves as an executive officer; or indebtedness or guarantees of indebtedness involving the Company and a related person or a business entity with which the related person is affiliated.

        The standards to be applied pursuant to this policy in determining approval include whether the Related Person Transaction is fair and reasonable to the Company and consistent with the best interests of the Company, the business purpose of the transaction, whether the transaction is entered into on an arms-length basis on terms fair to the Company, whether the transaction is in the ordinary course of the Company's business, whether such a transaction would violate any provisions of the Company's Code of Business Conduct and Ethics and the effect of the transaction on the Company's business and operations. Except as described below, all Related Person Transactions are required to be disclosed to the Audit Committee and any material Related Person Transaction is required to be disclosed to the full Board of Directors.

        In addition to the transactions that are exempt from the reporting requirements of Item 404 of Regulation S-K under the Exchange Act, certain transactions or arrangements are not considered Related Person Transactions for purposes of the policy given their nature, size and/or degree of significance to the Company and are not required to be individually reported to, reviewed by, and/or approved or ratified by the Audit Committee. These transactions include: ordinary course of business and travel advances and reimbursements that have been approved in accordance with the Company's expense advancement and reimbursement policy; use of property, equipment or other assets owned or provided by the Company, including housing and computer or telephonic equipment, by a related person primarily for Company business purposes; and provision by the Company of services to a related person if entered into and negotiated on an arms-length basis and in the ordinary course on terms and conditions generally available to others who are not related persons.

Transactions with Related Persons

        Each of BlackRock, Inc., The Vanguard Group, Inc., Frontier Capital Management Co., LLC, Wellington Management Company, LLP and Fuller & Thaler Asset Management, Inc. beneficially owns 5% or more of our outstanding shares of common stock. During 2016, each of these firms or their affiliates received certain of our products and services in the ordinary course of business. The services we provide to these firms are negotiated on an arms-length basis and in the ordinary course on terms and conditions generally available to unrelated third parties. Additional transactions may take place in the future.

        In October 2015, Robert C. Gasser, the Company's former President and Chief Executive Officer (the "Former CEO"), filed a Demand for Arbitration before the American Arbitration Association against the Company. The Former CEO's statement of claim alleged that the Company breached his employment agreement with the Company by terminating his employment for "cause," and further alleged that the Company defamed him. The statement of claim sought an award of damages and equity valued in the arbitration demand at $8.0 million, plus an additional $5.0 million in actual and punitive damages with respect to the defamation claim. On June 22, 2016, the Company and the Former CEO entered into a Settlement Agreement and General Release (the "Settlement

Agreement"), pursuant to which: (i) the Former CEO dismissed with prejudice all claims alleged in the Demand for Arbitration, (ii) the Company paid an aggregate amount of $5.3 million, of which $4.0 million was paid to the Former CEO and $1.3 million was paid to his attorneys to cover their fees and costs, (iii) certain provisions of the employment agreement between the Former CEO and the Company, dated as of April 20, 2010 (the "Former CEO Employment Agreement"), would continue to apply, including covenants and agreements imposing on the Former CEO certain obligations with respect to confidentiality, intellectual property and non-solicitation, (iv) the Company would continue to indemnify the Former CEO as provided by and subject to the Former CEO Employment Agreement and the Company's Amended and Restated Certificate of Incorporation and By-laws, (v) the parties agreed to mutual non-disparagement obligations, (vi) the Former CEO agreed to cooperate with the Company and generally make himself available in connection with any investigations or legal proceedings involving the Company and (vii) the parties agreed to fully, finally and generally release all claims each party has against the other except for (a) obligations created by or arising out of the Settlement Agreement, (b) claims, defenses or liabilities against the Former CEO based on fraud that are presently unknown, (c) unemployment, state disability, and/or worker's compensation insurance benefits pursuant to the terms of applicable state law, (d) claims that may relate to Company-sponsored benefit plans or those that cannot be lawfully waived and (e) any claim or right that may arise after the effective date of the Settlement Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 1, 2017 (unless otherwise indicated), regarding beneficial ownership of our common stock by (1) each director, (2) each named executive officer, (3) all current directors and executive officers as a group and (4) each person known by us to beneficially own 5% or more of our common stock. For the purpose of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire at April 1, 2017 or within 60 days thereafter, but such shares are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated in a footnote and subject to applicable community property and similar statutes, each stockholder listed as the beneficial owner of the shares possesses sole voting and dispositive power with respect to such shares. The mailing address of the parties listed below is our principal business address unless otherwise indicated.

Directors	Shares of ITG Common Stock Beneficially Owned		Percentage of ITG Common Stock Beneficially Owned

Brian G. Cartwright	1,956	(1)	*
Minder Cheng	97,018	(1,2)	*
Timothy L. Jones	61,226	(1,2)	*
R. Jarrett Lilien	21,528	(1,2,3)	*
Kevin J. Lynch	37,969	(3,4)	*
Lee M. Shavel	1,835	(1)	*
Francis J. Troise	155,133	(1,5,6)	*
Steven S. Wood	65,690	(1,2)	*
Named Executive Officers (Other than Messrs. Lilien and Troise)
Robert J. Boardman	89,798	(1)	*
Etienne Phaneuf	31,038	(1)	*
James P. Selway III	47,440	(1,6)	*
Steven R. Vigliotti	109,236	(1)	*
William S. Geyer	42,937	(1,6,7,8)	*
Michael V. Marrale	23,104	(1,6,8)	*
All current directors and executive officers as a group (16 persons)	790,436	(1,2,3,4,5,6,7,8)	2.4%
5% stockholders
Wellington Management Company, LLP	3,464,219	(9)	10.5%
BlackRock, Inc.	3,207,683	(10)	9.7%
The Vanguard Group, Inc.	2,681,863	(11)	8.1%
Frontier Capital Management Co., LLC	1,904,395	(12)	5.7%
Fuller & Thaler Asset Management, Inc.	1,894,442	(13)	5.7%

*
Less than 1%.

(1)
Beneficial ownership includes common stock directly owned as follows: Mr. Cartwright: 1,956; Mr. Cheng: 95,991; Mr. Jones: 6,713; Mr. Lilien: 19,264; Mr. Shavel: 1,835; Mr. Troise: 89,502; Mr. Wood: 9,354; Mr. Boardman: 89,798; Mr. Phaneuf: 31,038; Mr. Selway: 46,381; Mr. Vigliotti: 109,236; Mr. Geyer: 41,302; Mr. Marrale: 18,998; and all current directors and executive officers as a group: 569,275.

(2)
Beneficial ownership includes deferred share units as follows: Mr. Cheng: 1,027; Mr. Jones: 54,513; Mr. Lilien: 1,132; Mr. Wood: 56,336; and all current directors as a group: 113,008. Deferred share units represent a right to acquire the underlying shares when a director retires from our Board of Directors. Deferred share units have no voting rights.

(3)
Beneficial ownership includes unvested restricted stock unit awards that vest within 60 days of April 1, 2017 as follows: Mr. Lilien: 1,132; Mr. Lynch: 1,469; and all current directors and executive officers as a group: 2,601.

(4)
Beneficial ownership includes 36,500 shares of common stock held in an irrevocable trust for the benefit of Mr. Lynch's children.

(5)
Beneficial ownership includes stock options that are exercisable at April 1, 2017 as follows: Mr. Troise: 65,630; and all current directors and executive officers as a group: 65,630.

(6)
Beneficial ownership includes shares held under the Investment Technology Group, Inc. Amended and Restated Employee Stock Purchase Plan ("ESPP") as follows: Mr. Geyer: 735; Mr. Marrale: 4,106; Mr. Selway: 1,059; Mr. Troise: 1; and all current directors and executive officers as a group: 8,263.

(7)
Beneficial ownership includes 900 shares of common stock held in UTMA custodial accounts on behalf of Mr. Geyer's children.

(8)
Beneficial ownership for Mr. Geyer is as of November 15, 2016, the date he separated from the Company as part of our previously-announced management restructuring. Beneficial ownership for Mr. Marrale is as of May 27, 2016, the date he departed the Company in connection with the sale of our remaining investment research operations.

(9)
Information regarding the number of shares beneficially owned is as of December 30, 2016 and was derived from a Schedule 13G, as amended, filed on February 9, 2017 by Wellington Management Group LLP ("Wellington") in its capacity as a parent holding company. Wellington reported having shared voting over 1,653,157 shares of our common stock and shared dispositive power over 3,464,219 shares of our common stock. The percentage of the outstanding class is calculated based on outstanding shares at April 1, 2017. The address of Wellington is c/o Wellington Management Company LLP, 280 Congress Streetñ, Boston, MA 02210.

(10)
Information regarding the number of shares beneficially owned is as of December 31, 2016 and was derived from a Schedule 13G, as amended, filed on January 25, 2017 by BlackRock, Inc. ("BlackRock") in its capacity as a parent holding company. BlackRock reported having sole voting power over 3,130,141 shares of our common stock and sole dispositive power over 3,207,683 shares of our common stock. The percentage of the outstanding class is calculated based on outstanding shares at April 1, 2017. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(11)
Information regarding the number of shares beneficially owned is as of December 31, 2016 and was derived from a Schedule 13G, as amended, filed on February 10, 2017 by The Vanguard Group, Inc. ("Vanguard") in its capacity as an investment adviser. Vanguard reported having sole voting power over 41,872 shares of our common stock, shared voting power over 2,000 shares of our common stock, sole dispositive power over 2,639,391 shares of our common stock, and shared dispositive power over 42,472 shares of our common stock. The percentage of the outstanding class is calculated based on outstanding shares at April 1, 2017. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(12)
Information regarding the number of shares beneficially owned is as of December 31, 2016 and was derived from a Schedule 13G filed on February 10, 2017 by Frontier Capital Management Co., LLC ("Frontier") in its capacity as an investment adviser. Frontier reported having sole voting power over 701,698 shares of our common stock and sole dispositive power over 1,904,395 shares of our common stock. The percentage of the outstanding class is calculated based on outstanding shares at April 1, 2017. The address of Frontier is 99 Summer Street, Boston, MA 02110.

(13)
Information regarding the number of shares beneficially owned is as of December 31, 2016 and was derived from a Schedule 13G, as amended, filed on February 23, 2017 by Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler") in its capacity as an investment adviser. Fuller & Thaler reported having sole voting power over 1,851,712 shares of our common stock and sole dispositive power over 1,894,442 shares of our common stock. The percentage of the outstanding class is calculated based on outstanding shares at April 1, 2017. The address of Fuller & Thaler is 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities of our Company. Directors, executive officers and greater than 10% stockholders are required by Section 16a-3(e) of the Exchange Act to furnish us with copies of all Section 16(a) forms they file. As a practical matter, the Company assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based on a review of the copies of the forms we prepared and written representations from our executive officers and directors, we believe that all persons subject to the reporting requirements of Section 16(a) have filed the required reports with respect to 2016 (and 2017 to date) on a timely basis.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        Overview.    Our Compensation Committee of the Board of Directors (the "Compensation Committee" or the "Committee") reviews and approves the compensation philosophy, policies and plans for the senior executive team of ITG which includes our "named executive officers". For 2016, our "named executive officers" were:

Name	Principal Position
Francis J. Troise	Chief Executive Officer
Steven R. Vigliotti	Chief Financial Officer
Robert J. Boardman	CEO of ITG's European Operations
James P. Selway III	U.S. Head of Execution Services
Etienne Phaneuf	CEO of ITG's Canadian Operations
R. Jarrett Lilien	Former Interim President and Chief Executive Officer
William S. Geyer	Former Head of Workflow Technology
Michael V. Marrale	Former Head of U.S. Research, Sales and Trading

        This Compensation Discussion and Analysis describes our compensation structure, policies and plans applicable to our named executive officers other than Messrs. Lilien, Marrale and Geyer unless otherwise noted. In addition, Mr. Troise's compensation for 2016 is described separately pursuant to the terms of his employment agreement dated, October 16, 2015 (the "Employment Agreement").

        In this section of the Proxy Statement, we will (a) provide an overview of our executive compensation philosophy, including our objectives, (b) describe the material elements of our executive compensation program and (c) explain how and why our Compensation Committee arrives at specific compensation decisions and adopts policies.

        Management Changes.    Mr. Troise joined the Company as President, Chief Executive Officer and a member of the Board of Directors on January 15, 2016. At that time, Mr. Lilien, a member of our Board who had been appointed as Interim President and Chief Executive Officer on August 3, 2015, stepped down as Interim Chief Executive Officer and continues to serve as a member of our Board of Directors. Mr. Marrale departed the Company on May 27, 2016 in connection with the sale of our remaining investment research operations, and Mr. Geyer separated from the Company on November 15, 2016 as part of our previously-announced management restructuring.

        Consideration of 2016 Say-on-Pay Advisory Vote.    Each year, ITG provides stockholders with a "say-on-pay" advisory (non-binding) vote on its executive compensation. At our 2016 annual meeting of stockholders, approximately 61% of the votes cast for the say-on-pay proposal were in favor of our executive compensation program and policies. This result was below our previous support of 92% and 96% of votes cast in 2014 and 2015, respectively, even though the core objectives and design of our executive compensation program remained materially consistent. Prior to the 2016 annual meeting of stockholders and continuing throughout the year, under the direction of the Compensation Committee, the Company's management engaged in outreach discussions to seek input from many of its largest stockholders. The Committee respects the views of our stockholders and takes their perspectives and any potential concerns seriously. The following is a summary of our significant outreach efforts:

  •
  Contacted institutional stockholders holding in the aggregate approximately 75% of our outstanding shares.

  •
  Institutional stockholders holding in the aggregate approximately 29% of our outstanding shares engaged with us.

  •
  Discussed topics including:

  •
  How our executive compensation program is linked to the Company's performance;

  •
  Mr. Troise's 2016 compensation arrangements under his Employment Agreement; and

  •
  Our Strategic Operating Plan (discussed in more detail below).

  •
  Listened to our stockholders' perspectives and obtained feedback on executive compensation generally and ITG's executive compensation policies and practices specifically.

  •
  Analyzed guidance from, and engaged with, the two major proxy advisory firms that prepare reports reviewed by certain of our institutional stockholders.

  •
  Consulted with the Committee's independent compensation consultant regarding evolving market practice.

        These efforts provided valuable feedback and suggestions. In general, our stockholders supported the Company's compensation philosophy, programs, practices and actions, including maintaining the core design of our variable incentive compensation program. Our stockholders generally supported Mr. Troise's compensation package, which is further described on page 51, and appreciated the need to grant him one-time replacement awards on terms similar to the awards he forfeited when he left his former employer to join the Company. Nevertheless, based on feedback we received from our engagement process, the Committee took the following actions:

Stockholder Concerns/Feedback	Committee Response
Limit the change-in-control cash severance payment under the Company's executive change-in-control arrangements to ensure that payments do not exceed more than 2.99 times base salary plus average cash bonus for employees who enter into change-in-control agreements in the future.	For executives that enter into change-in-control agreements on or after November 30, 2016, the cash severance payment will be capped at 2.99 times the sum of annual base salary plus the average of the annual cash bonuses paid to the executive over the prior three years.

Implement double-trigger vesting of equity awards in connection with a change-in-control, meaning that the vesting of equity awards are accelerated only in the event of a change-in-control and termination of the employee in specified circumstances.
Amended the Company's applicable equity award plans and documents to provide that equity awards granted on or after January 23, 2017 will be subject to double-trigger vesting in connection with a change in control.
Consider using performance metrics aligned with the Company's current business objectives and goals when granting performance-based equity awards under the variable incentive compensation program.
Granted performance-based restricted stock unit awards to our senior executives in January 2017 (relating to the 2016 performance year) that are subject to payout based on the achievement of pre-determined levels of Revenue and Pre-Tax Margin (each as defined below) in 2018, which metrics are linked to our goals under the Strategic Operating Plan (discussed in more detail below).

        The Company believes these actions directly address the stockholder feedback we received during our outreach. Management will continue to engage in dialogue with its institutional stockholders, and the Compensation Committee will continue to consider the results of the Company's say-on-pay votes when making future compensation decisions for the named executive officers.

EXECUTIVE SUMMARY

        2016 Financial Performance.    2016 was a transitional year for ITG. In January, Mr. Troise joined the Company as our new Chief Executive Officer and conducted an end-to-end review of our business, clients, people and processes to further sharpen the focus of our business and determine future investment initiatives to drive growth. In his first six months, Mr. Troise met with more than 150 clients and more than 50 senior business leaders within the Company to seek feedback. After this review, we announced in July our Strategic Operating Plan that will result in incremental investments in people and technology through the end of 2018, with a portion of these investments being funded through cost reduction measures. These investments are expected to enhance ITG's global capabilities in our four key service offerings: liquidity, execution, analytics and workflow solutions. We also exited peripheral businesses, including divesting our remaining investment research operations and closing our Canadian arbitrage trading desk and U.S. matched-book securities lending operations. We restructured our organization to delayer our management structure, eliminated certain positions and reduced headcount within the high-touch trading and sales organization. During 2016, we worked towards resolving legacy matters, including agreeing in January 2017 to settle an inquiry by the Securities and Exchange Commission ("SEC") related to our discontinued activity with pre-released American Depositary Receipts (the "2017 SEC Settlement") and settling an arbitration case with our former CEO in June 2016.

        As we disclosed under "Executive Summary" in Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations in our 2016 Annual Report, our 2016 results reflect the progress we have made in restoring our business following the fallout from our August 2015 settlement of the SEC's investigation into a proprietary trading pilot operated in 2010 and 2011 (the "2015 SEC Settlement"), as well as the impact of increased global market activity. In the fourth quarter, each of our international operations achieved their best quarterly profitability of 2016, with Asia Pacific posting its second highest quarterly profit ever, and the U.S. regained significant market share. For 2016, we generated revenues of $469.1 million and incurred a net loss of $25.9 million, or $0.79 per share, in accordance with accounting principles generally accepted in the U.S. ("U.S. GAAP"), as compared to revenues of $634.8 million and net income of $91.6 million, or $2.63 per diluted share in 2015. Our 2016 U.S. GAAP results include (i) a charge of $27.4 million relating to the 2017 SEC Settlement and associated legal fees, (ii) a charge of $6.6 million to settle the arbitration case with our former CEO, together with related legal fees, (iii) a restructuring charge of $9.6 million related to a reduction in our high-touch trading and sales organization, the closing of peripheral businesses, management delayering and the elimination of certain positions, (iv) a charge of $4.4 million for the amount expensed for upfront awards granted to Mr. Troise and (v) an aggregate of $3.5 million in non-operating gains associated with recognizing historical translation gains into earnings following the substantial liquidation of our Israel entity and the receipt of insurance proceeds from the settlement of a claim related to a 2015 outage at our outsourced primary data center in the U.S. and (vi) a $7.3 million reduction to tax reserves following the resolution of a multi-year contingency in the U.S.

        Adjusted net income for 2016 was $3.6 million, or $0.11 per diluted share, compared with adjusted net income of $29.8 million or $0.86 per diluted share in 2015. Expenses of $512.3 million in 2016 were slightly lower than 2015 despite the inclusion of the above-mentioned non-operating costs. On an adjusted basis, expenses of $465.4 million were down 5% from 2015 reflecting the impact of the sales of our energy research business in December 2015 and our remaining investment research operations in May 2016, lower transaction processing costs and lower compensation from cost reduction measures. We also delivered a 17.8% total shareholder return in 2016, which assumes the reinvestment of dividends. Additionally, since Mr. Troise was announced as our new Chief Executive Officer on October 19, 2015, we have delivered a total shareholder return of 29.8% through December 31, 2016, also assuming the reinvestment of dividends.

        Reconciliations of adjusted net income in 2016 (together with related per share amounts) and adjusted expenses in 2016 to net loss (together with related per share amounts) and expenses as determined in accordance with U.S. GAAP are included on pages 25-28 of our 2016 Annual Report.

        Compensation Program Changes for 2016.    Our compensation program for our named executive officers is designed to link the executives' compensation as closely as possible with the Company's performance and thereby align the executives' interests with those of our stockholders. In recent years, the metric that largely determined the payout range of the variable incentive compensation pool for the named executive officers, as described in more detail below, was return on average equity, which was calculated using net income and equity subject to, in each case, adjustment to exclude non-operating items ("ROE"). For determining the payout range of the variable incentive compensation pool for 2016, the Committee elected to utilize a balanced scorecard methodology to assess the performance of the Company and our senior executives on a more holistic basis. The overall score under the scorecard sets the size of the payout range. The scorecard incorporates multiple financial, operating, strategic and cultural goals that are used to evaluate the Company's business and were developed through our annual strategic planning process. The Committee believes the scorecard approach, which the Committee anticipates using going forward, will enhance Company performance and create long-term stockholder value by helping to motivate executives to achieve these pre-established goals by rewarding the executives for such achievement.

        The corporate scorecard was approved by the Committee during the first quarter of 2016 and was utilized by the Committee in determining the appropriate size of the variable incentive compensation pool to be used to compensate the senior executives for 2016. In determining whether to approve the corporate scorecard at the beginning of the year, the Committee considered a number of factors, including whether the goals were consistent with and likely to enhance corporate performance and long-term stockholder value as well as the level of difficulty associated with attainment of each goal in the scorecard. The intent of the Committee was to establish the target goals at a level that was challenging to achieve, a threshold level for each goal that must be met in order for the goal to receive a minimum score, and a maximum level for each goal that would result in maximum scoring with respect to that goal. The table below illustrates the relevant goals under the corporate scorecard for 2016.

Category	Goals
Financial Performance	• ROE • Consolidated Revenue • Consolidated Pre-Tax Margin • Consolidated Earnings Per Share (EPS) • Consolidated Revenue Per Head
Market Share	• U.S. • Europe • Canada • Asia Pacific
People & Culture	• Firmwide Retention of Talent • Firmwide Ethics Training & Compliance Affirmations • Executive Risk Management & Controls

        The weighting for each category within the corporate scorecard is determined by the Committee, with the Financial Performance and Market Share categories accounting for 80% of the overall score. Each goal is subject to a quantitative score based on a scale of zero to two. The overall target score for the scorecard is one. Under the Firmwide Ethics Training & Compliance Affirmations goal, senior executives are responsible for ensuring that all employees on a global basis comply with the Company's ethics training and compliance affirmation requirements. The goal requires 100% completion to receive a maximum score of two; anything less than 100% results in a score of zero. For the Executive Risk Management & Controls goal, each senior executive subject to the variable incentive compensation pool is rated on the scale. In order to reinforce the Board's and management's commitment to maintaining high ethical standards and adherence to strict oversight of applicable risks and controls, the Committee determined that if any one executive receives a zero rating on Executive Risk Management & Controls, then the scoring of the goal as applicable to all executives would be zero. An overall score below the threshold level of 0.50 will result in no payout under the variable incentive compensation program.

        Management provides the full Board with monthly scorecard results and reviews the scorecard with the Committee in more detail at quarterly Committee meetings. After the end of the year, the Committee reviews the scoring for each goal and the overall scorecard, and the overall score sets the size of the payout range of the variable incentive compensation pool as mentioned above.

        The Committee also changed our 2016 compensation program by granting performance-based restricted stock unit awards to our senior executives in January 2017 (relating to the 2016 performance year) that are subject to payout based on the achievement of pre-determined levels of Revenue and Pre-Tax Margin in 2018, which metrics are linked to our goals under the Strategic Operating Plan. "Revenue," for purposes of these awards, means all revenues generated by the Company for the 2018 fiscal year (adjusted to exclude unique and/or non-operating items in accordance with the Company's historical practices and as determined by the Compensation Committee) and "Pre-Tax Margin," for purposes of these awards, means the percentage determined by dividing the pre-tax income of the Company for the 2018 fiscal year (adjusted to exclude unique and/or non-operating items in accordance with the Company's historical practices and as determined by the Compensation Committee) by Revenue. In recent years, the metric used to determine the number of shares that would pay out under our performance-based restricted stock unit awards was ROE.

        The Committee's changes for 2016 also eliminated the use of a single performance metric (ROE) to determine the payout range of our variable incentive compensation pool and the payout under our performance-based restricted stock unit awards under our variable incentive compensation program.

        2016 Scorecard Results.    While we returned to profitability in the fourth quarter of 2016, the Company's year-over-year decline in consolidated financial results for the full-year significantly impacted all of the goals under the Financial Performance category, which drastically pulled the overall score down. The results for Canada and Asia Pacific under the Market Share category met or exceeded our specified target scoring level, but the effects from the 2015 SEC Settlement continued to impact our ability to increase the market share of our U.S. business which resulted in the overall Market Share category scoring below target. The results for the People & Culture category were strong due to the continued retention of key talent, as well as management's commitment to foster a culture of ethics and compliance together with ongoing efforts to monitor the Company's risks and controls. The overall score of 0.60 on the corporate scorecard resulted in an achieved payout range for the variable incentive compensation pool based upon incentive pool payout ranges determined at the beginning of 2016, with assistance from McLagan, based on our corporate scorecard results. As more fully described below in Compensation Decision Factors and Compensation Determination—How and Why the Committee Determined our Named Executive Officers' Compensation for 2016, the Compensation Committee determined that our named executive officers' variable compensation (other than Mr. Troise) should be paid at the upper end of the achieved payout range, which resulted in an incentive pool that was funded just below the 25th percentile of Market Compensation Data levels.

        Troise Employment Agreement.    On October 16, 2015, Mr. Troise entered into an employment agreement with us. Mr. Troise began employment as our President and Chief Executive Officer and a member of our Board of Directors on January 15, 2016. In connection with our search for a new chief executive officer, the Compensation Committee, in consultation with the CEO search committee comprised of members of our Board and an executive search firm, determined that it needed to offer Mr. Troise a market competitive compensation package to join us. Therefore, the Committee formulated and structured the compensation package based on survey data, our historical compensation practices and packages in place for our prior chief executive officer and senior executives generally. Based on the foregoing considerations, and taking into account Mr. Troise's strong industry experience and proven track record, the Committee developed an annual compensation package generally consisting of two elements:

  •
  an annual base salary of at least $750,000; and

  •
  annual variable compensation as determined in the sole discretion of the Committee, based on the achievement of pre-established goals developed after consultation with Mr. Troise, with an award amount for 2016 of at least $3.5 million, of which 40% would be payable in cash and 60% in equity awards.

The Committee determined the level for each element of compensation based on its current practices for executives generally, its long-standing philosophy in providing market competitive compensation and Mr. Troise's then-existing compensation levels. The Committee guaranteed the minimum amount of Mr. Troise's 2016 variable incentive compensation award as an inducement to join the Company and in order to provide some certainty around his 2016 compensation in light of the challenges facing the Company at the time he joined the Company, particularly the significant negative impact the announcement of the matters relating to the 2015 SEC Settlement had on our business. Mr. Troise has no compensation guarantees beyond 2016.

        The Committee also determined that it had to provide compensation to replace certain compensation that Mr. Troise forfeited when he left his prior employer. These one-time replacement awards in an aggregate amount of $6.15 million were awarded in a similar form and value and on similar terms as his forfeited compensation and consisted of the following cash payments and equity grants, which are further described beginning on page 51 of this Proxy Statement:

*
Award amounts approximate value of total award CEO would have been expected to receive from former employer.

**
Award amount equal to intrinsic value of forfeited outstanding equity awards from former employer.

        In addition, the Committee granted Mr. Troise a sign-on option award with an initial grant date fair value of $1 million as an inducement to join the Company. This sign-on option has an exercise price of $16.18, which is equal to the closing price of ITG stock on Mr. Troise's start date. The Committee determined that it was appropriate to provide Mr. Troise his sign-on award in the form of a stock option to reward him for absolute growth in the Company's stock price and to further align his interests with those of our stockholders. For further information regarding the terms of these awards, including the vesting schedules, please see the narrative following the Summary Compensation Table beginning on page 51.

        The final terms of Mr. Troise's Employment Agreement were the product of arms-length negotiations between us (including the CEO search committee and the Compensation Committee) and our advisors and Mr. Troise and his advisors, prior to Mr. Troise's commencement of employment with us.

        Relationship between Pay and Performance.    Consistent with our Pay-for-Performance Commitment Policy described below, we believe that we have created an appropriate pay-for-performance environment. As an example of how our pay-for-performance program works, in February 2017, the second tranche of the ROE-based restricted stock unit awards (described under "Legacy Equity Awards" on page 40 below) granted to our seniors executives in February 2015 for the 2014 performance year was scheduled to vest based upon the level of the Company's ROE achieved for 2016. Due to our failure to achieve the threshold ROE level for 2016, the second tranche of these awards was completely forfeited by our senior executives.

COMPENSATION PHILOSOPHY

        Attracting and retaining exceptional individuals who share our vision, passion and values is essential to the success of our Company. By placing importance on both skill set and mind set, we find and foster effective leaders who in turn seek to improve the Company's performance.

        Our executive compensation program has four key objectives:

  •
  Maximize the long-term return to our stockholders;

  •
  Direct management to implement the Company's strategic goals and continuously improve Company performance over both the short- and long-term;

  •
  Align executive compensation levels with Company and individual performance; and

  •
  Provide a competitive performance-driven total compensation opportunity to attract and retain effective and motivated executives.

        To achieve these objectives, we have implemented an executive compensation program that is based on the following principal components of ongoing compensation:

  •
  Competitive total direct compensation opportunity (base salary and annual variable incentive compensation) to attract and retain key executives, aligned to their experience, responsibilities and performance;

  •
  Actual compensation levels linked directly to the Company's financial performance, achievement of business objectives and individual performance measured against established criteria aligned with our stockholders' interests; and

  •
  An incentive program that includes both current cash and deferred equity awards that is intended to align executive compensation with long-term stockholder interests.

        The program requires that executives meet performance goals in both the short-term (annual performance determines the size of the pool from which awards are granted to our named executive officers) and long-term (the vesting of performance awards is contingent on long-term performance thresholds being met). To achieve the full benefit of our incentive program, our named executive officers must meet or exceed performance thresholds twice.

COMPENSATION ELEMENTS

        Our executive compensation program is performance-based.    Our executive compensation program rewards our key executives for financial and business results that benefit our stockholders. The two principal elements of our compensation program are (1) base salary and (2) variable incentive compensation comprised of a mix of cash and performance-based and time-based long-term equity awards. In other words, our variable incentive compensation is typically delivered in three forms: (a) cash, (b) long-term performance-vesting restricted stock units and (c) long-term time-vesting restricted stock units. For the 2016 performance year, 60% of our variable incentive compensation awards to our named executive officers were delivered in restricted stock units. The size of the total variable incentive compensation awards received by our key executives, other than Mr. Troise's 2016 variable incentive compensation award under his Employment Agreement, was tied to Company and individual performance results for the year.

        Our additional pay-for-performance commitment policy.    Our Compensation Committee has also adopted an additional policy reflecting the Company's commitment to pay for performance for the executive compensation program of our named executive officers (the "Pay-for-Performance Commitment Policy"). Under this policy, at least 50% of the equity-based compensation (based on the number of shares underlying the award) awarded annually to our named executive officers are performance-based awards that are earned or become exercisable on the achievement of Company performance targets. The performance criteria, goals and rationale are set at the time of grant. For the 2016 performance year, 50% of the equity-based compensation awarded to our named executive officers, including Mr. Troise, paid as part of our annual variable equity compensation awards was performance-based.

        Base salary.    The base salaries of the named executive officers for 2016, which are disclosed in the Summary Compensation Table below, are designed to attract and retain talented, dedicated and results-oriented executives. We establish base salary levels for our senior executives, including our named executive officers, based on a number of factors including: the complexity and level of responsibility of the executive's position, an assessment of the executive's performance, historic salary practices, the desire to achieve a global compensation program with compensation processes that are consistent across geographic locations, regulatory requirements on compensation mix and competitive market data. We generally do not change base salaries for senior executives to reflect "merit." Salary levels are only adjusted for (1) significant changes in role or responsibility and/or (2) significant shifts in market rates of pay. Accordingly, effective February 1, 2016, we adjusted the base salary for Mr. Boardman to achieve a more appropriate mix of total compensation components applicable to his region and in light of local regulatory requirements and adjusted the base salary for Mr. Geyer to better align his salary with competitive market levels of base salaries for similarly situated executives. The base salary amounts for Messrs. Boardman and Geyer that are included in the Summary Compensation Table below reflect these adjustments.

        Our 2016 variable incentive compensation program.    The other principal element of our compensation system is a variable incentive compensation program, the payment under which is primarily driven by Company performance. Specifically, for the 2016 performance year, as noted above, the Compensation Committee based its incentive compensation program for our senior executives, including all of our named executive officers, on the corporate scorecard. Paying variable incentive compensation awards based upon the corporate scorecard is meant to align our executives' interests with our stockholders, as well as foster a pay-for-performance culture.

        Under this program, the Compensation Committee, with assistance from McLagan, established incentive pool payout ranges based on various scoring levels under the corporate scorecard. The relationship between the incentive pool payout ranges and the scoring on the corporate scorecard was based on market compensation levels provided by McLagan. In other words, a higher overall score would generate a pool representing a greater market compensation percentile and vice versa. The Compensation Committee set what it believes were challenging performance goals for 2016 as part of the corporate scorecard. The Committee determined that these goals should, like those set in prior years, continue to be aggressive, focus on establishing specific metrics tied to business initiatives and balance both short-term and long-term objectives. The Compensation Committee set variable incentive compensation ranges to provide for an incentive pool payout commensurate with market pay and performance levels. These ranges were set to continue to challenge management, including the named executive officers, to drive performance and better align our executives' interests with those of our stockholders.

        Once the incentive pool payout range is set, the Committee exercises its discretion to determine the specific amount of the incentive pool within that range payable to the senior executive team. In determining the incentive pool amount within the range and each of the named executive officer's variable incentive compensation amounts for the 2016 performance period, the Compensation Committee considered a variety of factors, including individual performance assessments and compensation market data, in each case as more fully described below under Compensation Decision Factors and Compensation Determination—How and Why the Committee Determined our Named Executive Officers' Compensation for 2016. The Committee does not exclusively rely on any one factor in making its determination. Driven by the low overall score on our corporate scorecard, which was mainly a function of the Company's performance on most of the goals within, and the significant weighting of, the Financial Performance and Market Share categories, the incentive pool was funded just below the 25th percentile of Market Compensation Data levels.

        The amount of the variable incentive compensation award can be paid in a mixture of cash and/or equity, as determined by the Committee each year. This provides the Committee with more flexibility, under differing market and financial conditions and depending upon the strategic direction of the firm, to easily vary the mix of compensation without needing to focus on the form (cash or stock) but rather the value being delivered coupled with the proper incentives for our named executive officer to create short- and long-term stockholder value. It also allows the Committee to grant 100% of the variable incentive compensation award in equity, which the Committee has done in prior years.

        For the 2016 performance year, 40% of the variable incentive compensation award was paid in the form of cash (which is disclosed in the Summary Compensation Table) and 60% was paid as an equity incentive under our Variable Compensation Stock Unit Award Program (the "Variable Stock Compensation Program"), which is a subplan under our 2007 Omnibus Equity Compensation Plan, as further described below. The equity incentive was awarded in restricted stock units, half of which are subject to forfeiture if performance hurdles are not met. Consistent with historical Company practice, variable incentive compensation awards are made in the fiscal year following the performance year when earned (i.e., amounts earned in 2016 were paid out (cash portion) and granted (restricted stock units portion) during the first quarter of 2017).

        Description of our Variable Stock Compensation Program Awards.    The purpose of the Variable Stock Compensation Program is to provide an incentive to select members of senior management and key employees to increase the success of the Company by granting restricted stock units for a portion of the variable incentive compensation. The stock units represent an equity interest in the Company to be earned on a long-term, tax-deferred basis.

        In general, under the Variable Stock Compensation Program, each eligible participant (including, in respect of the 2016 performance year, all of the named executive officers including Mr. Troise) is granted a number of basic stock units (a) in the case of the awards granted for the 2016 performance year in early 2017, on the date the year-end variable incentive compensation is communicated to the participant and (b) in the case of the awards granted for the 2015 performance year in early 2016, on the date the year-end cash variable incentive compensation is paid to the participant, equal to, in each case, (i) the amount by which the participant's variable compensation is awarded in equity as determined by the Compensation Committee, divided by (ii) the closing price per share of the Company's common stock on the NYSE on the grant date. For certain types of awards, as further described below, each participant is also granted an additional number of matching stock units on the date of grant equal to 10% of the number of basic stock units (the "10% match") granted as compensation for the mandatory deferral of such variable compensation across a three-year period.

        Variable Compensation Equity Awards for the 2016 performance year.    In determining the amount of variable incentive compensation to be paid in equity for the 2016 performance year, which equity awards were granted in early 2017, the Compensation Committee considered market data compensation ranges and decided to maintain the equity portion of variable incentive compensation at 60% for all of the named executive officers to continue to strongly align executive compensation with long-term stockholder value creation. Applying our Pay-for-Performance Commitment Policy described above, the equity incentive awards were then split such that each named executive officer, including Mr. Troise, received (i) half of his award as basic units subject to time-based vesting terms described below ("Time-based Restricted Stock Unit Awards") and (ii) the remaining half as basic units that vest subject to the achievement of pre-determined performance metrics described below (the "Performance-based Restricted Stock Unit Awards"). The specific amounts of these awards are set forth in the supplemental table on page 39. In addition, pursuant to the terms of the Variable Stock Compensation Program, each of the Time-based Restricted Stock Unit Awards were accompanied by a 10% match. For the Time-based Restricted Stock Unit Awards:

  •
  basic stock units vest in equal installments on each of the first, second and third anniversaries of the date of grant and

  •
  matching stock units vest 100% on the third anniversary of the date of grant,

in each case if the participant remains continuously employed by the Company through, and is in good standing on, each applicable vesting date. The Time-based Restricted Stock Unit Awards granted for the 2016 performance year do not accrue dividend equivalents.

        For the Performance-based Restricted Stock Unit Awards, the number of basic stock units subject to such performance-based awards was determined by dividing (i) the dollar value of the portion of the executive's variable incentive compensation paid in performance-based restricted stock units, by (ii) the fair market value of a share of the Company's common stock on the grant date (the "2016 Target Award"). Between January 1, 2019 and February 5, 2019, the Compensation Committee will determine and certify the extent to which the basic units have been earned, if at all, based on the levels of Revenue and Pre-Tax Margin achieved for the 2018 fiscal year, which metrics are linked to our goals under the Strategic Operating Plan. Then, such earned basic units shall be divided into two equal installments, with the first installment vesting on February 5, 2019 and the second installment vesting on February 5, 2020, if the participant remains continuously employed by the Company through, and is in good standing on, each applicable vesting date. The percentage of the 2016 Target Award earned is determined pursuant to a payout matrix established by the Committee. The payout matrix sets forth a range of payout percentages relative to the Company's actual Revenue and Pre-Tax Margin results achieved for the 2018 fiscal year, with each performance metric weighted equally. The payout percentages under the payout matrix range from 50% to 200% of the 2016 Target Award, and failure to achieve the threshold performance level for either performance metric in 2018 will result in the forfeiture of the entire award. If actual Revenue and Pre-Tax Margin results fall between the specified performance levels set forth in the payout matrix, the percentage of the 2016 Target Award that will be earned and eligible for vesting will be determined by equally weighting the interpolated payout percentage for each performance metric. The Performance-based Restricted Stock Unit Awards do not accrue dividend equivalents.

        The Compensation Committee granted performance-based restricted stock units using Revenue and Pre-Tax Margin metrics tied to 2018 results because the Committee believes these metrics are indicators of our operating performance and create the proper incentives for our senior executives, including our named executive officers, to focus on achieving previously-disclosed goals related to our 10-quarter Strategic Operating Plan. The Committee further reinforced these incentives by increasing the leverage of the payouts at the upper end of the payout matrix if the Strategic Operating Plan objectives are exceeded. In addition, by setting thresholds under which the performance-based restricted stock awards are forfeited, such awards provide an effective "clawback" if the Company fails to achieve the threshold level for either the Revenue or Pre-Tax Margin metric.

        Once the basic and matching units related to the Time-based Restricted Stock Unit Awards have vested, and once the basic units related to the Performance-based Restricted Stock Unit Awards have been earned and vested, the awards will be settled in shares of our common stock within 30 days after each applicable vesting date.

        Variable Compensation Equity Awards for the 2015 performance year.    Equity awards for the 2015 performance year, which are set forth in the Summary Compensation Table and Grants of Plan-Based Award Table, were granted in early 2016. As described in last year's proxy statement, in determining the amount of variable incentive compensation to be paid in equity for the 2015 performance year, the Compensation Committee applied the same methodology as described above for the 2016 performance year. In other words, the Compensation Committee considered market data compensation ranges and decided to maintain the equity portion of variable incentive compensation at 60% for all of the named executive officers to continue to strongly align executive compensation with long-term stockholder value creation. The Committee then applied our Pay-for-Performance Commitment Policy described above and split the equity incentive awards such that each named executive officer received (i) half of his award as Time-based Restricted Stock Unit Awards as described above and (ii) the remaining half as basic units that vest subject to the achievement of pre-determined ROE levels (the "ROE-based Restricted Stock Unit Awards"). The terms of the Time-based Restricted Stock Unit Awards granted in early 2016 are the same as set forth above for the Time-based Restricted Stock Unit Awards granted in early 2017.

        For the ROE-based Restricted Stock Unit Awards, the number of basic stock units subject to such performance-based awards was determined by dividing (i) the dollar value of the portion of the executive's variable incentive compensation paid in performance-based restricted stock units, by (ii) the fair market value of a share of the Company's common stock on the grant date (the "2015 Target Award"). One-half of the basic stock units vest on each of the second and third anniversaries of the date of grant based upon the level of the Company's ROE achieved for each of the second and third fiscal years, respectively, that ends immediately prior to the applicable vesting date (such two-year period, the "2015 Award Performance Period"); and the threshold that must be achieved for payout of each tranche of the award is 66% of 2015 Target ROE (as defined below).

        The Committee back-loaded the vesting period of the ROE-based Restricted Stock Unit Awards for the 2015 performance year to the second and third anniversaries of the date of grant to reflect that, at the time of grant, the Company was in an assessment period under its new Chief Executive Officer who performed an end-to-end review of our business, clients, people and processes, which was completed in July 2016, as well as to create the proper incentives for our senior executives, including our named executive officers, to focus on the long-term restoration of our business in light of the significant negative impact of the 2015 SEC Settlement. At the same time, the Committee increased the threshold to achieve payout on each tranche of these awards above the 50% level to better align the interests of our executives with those of our stockholders.

        In addition to the performance criteria being achieved, the participant must remain continuously employed by the Company through, and be in good standing on, each applicable vesting date. The number of basic stock units reflected in the 2015 Target Award is the number of basic stock units that may be earned and vest over the entire 2015 Award Performance Period if target ROE ("2015 Target ROE") is achieved at 100% in each of the two fiscal years in the 2015 Award Performance Period. For the ROE-based Restricted Stock Unit Awards granted for the 2015 performance year, the Committee set the 2015 Target ROE at 7.6% which represents the ROE for the 2015 fiscal and performance year. Since prior year ROE results heavily influenced the funding of our variable incentive compensation program for the 2015 performance year (including both cash and stock awards), the ROE-based stock component was designed to provide that the Company must maintain prior-year performance levels in future years for our senior executives to preserve their targeted award level. This design helps to ensure that our senior executives are focused on sustained growth over the long-term rather than taking short-term risks.

        The number of stock units actually earned pursuant to the award may increase or decrease, as compared to the 2015 Target Award, as follows:

ROE-BASED RESTRICTED STOCK AWARD PAYOUT SCHEDULE

ROE Performance Level		Payout Level
Below Threshold	Less than 66% of 2015 Target ROE	0%
Threshold	66% of 2015 Target ROE	66% of basic stock units available to vest on applicable date
Target	100% of 2015 Target ROE	100% of basic stock units available to vest on applicable date
Maximum	150% or more of 2015 Target ROE	150% of basic stock units available to vest on applicable date

        If actual ROE performance for any fiscal year falls between ROE performance levels, the number of stock units that may vest on the applicable vesting date will be interpolated on a straight-line basis for pro-rata achievement. In addition, and for the avoidance of doubt, failure to achieve the threshold performance level for a fiscal year with respect to the ROE-based Restricted Stock Unit Awards will result in the forfeiture of the portion of the award scheduled to vest for such fiscal year.

        Once the basic and matching units related to the Time-based Restricted Stock Unit Awards have vested, and once the basic units related to the ROE-based Restricted Stock Unit Awards have been earned and vested, the awards will be settled in shares of our common stock within 30 days after each applicable vesting date.

        Retention Grants.    The Compensation Committee may also determine, in its sole discretion, to award stock units to any participant at such times and subject to such terms and conditions as the Compensation Committee deems appropriate under the Company's Equity Plan or any of its subplans, including for purposes of attracting, retaining and providing special recognition. During 2016, the Compensation Committee did not exercise this discretion for any of our named executive officers.

        Variable Incentive Compensation Paid to Named Executive Officers for 2016 Performance.    The discussion of our equity program above is relevant to understanding the Committee's compensation decisions in respect of both the 2016 performance year as well as the 2015 performance year. The SEC's compensation disclosure rules currently require disclosure of the grant date value of equity awards granted during the last year (2016 in this case). Accordingly, the numbers shown in the Summary Compensation Table and Grants of Plan-Based Awards Table show the equity awards granted during the 2016 calendar year in respect of our 2015 performance year (instead of the equity awards for our 2016 performance year granted in January 2017). In light of the SEC's current compensation disclosure rules, we have provided the following supplemental table which sets forth the variable incentive compensation awards granted to our named executive officers by the Compensation Committee in February 2017 for the 2016 performance year, with 40% of the variable incentive compensation award paid in the form of cash and 60% paid in the form of equity awards:

Name	Cash ($)	Grant Date Face Value of Time-based Restricted Stock Unit Awards (Basic Units) ($)(1)(2)(3)	Grant Date Face Value of Performance-based Restricted Stock Unit Awards (Basic Units) ($)(1)(2)	Total Variable Incentive Compensation Earned for 2016 ($)

Francis J. Troise	1,400,000	1,050,000	1,050,000	3,500,000
Steven R. Vigliotti	340,000	255,000	255,000	850,000
Robert J. Boardman(4)	379,404	262,723	262,723	904,850
James P. Selway III	240,000	180,000	180,000	600,000
Etienne Phaneuf(5)	385,023	290,563	290,563	966,149

(1)
The amounts shown in these columns represent the aggregate grant date face value of the Time-based Restricted Stock Unit Awards and Performance-based Restricted Stock Unit Awards based on the closing price of our common stock on the grant date, which amount was used to determine the number of shares subject to such awards pursuant to the terms of the Variable Stock Compensation Program. As such, in fulfillment of our Pay-for-Performance Commitment Policy, each named executive officer received 50% of his equity-based compensation paid as part of our annual variable equity compensation awards for the 2016 performance year (based on the number of shares subject to these awards) as Performance-based Restricted Stock Unit Awards, subject to the additional performance criteria as described above.

(2)
Pursuant to the terms of the Variable Stock Compensation Program, such Time-based Restricted Stock Unit Awards are accompanied by the 10% match which is not included in the table above and is subject to the extended vesting period previously described. Specifically, the grant date face value of these matching units of the Time-based Restricted Stock Unit Awards for Messrs. Troise, Vigliotti, Boardman, Selway and Phaneuf was $105,000, $25,500, $26,272, $18,000 and $29,056, respectively.

(3)
The amounts shown below represent the aggregate grant date fair value of the Time-based Restricted Stock Unit Awards and accompanying matching units, as well as the Performance-based Restricted Stock Unit Awards, in each case as determined pursuant to the FASB ASC Topic 718, which amounts will be included in next year's Summary Compensation Table pursuant to the SEC's current compensation disclosure rules. The fair value of the awards was determined using the valuation methodology and assumptions set forth in Note 2 to the Company's consolidated financial statements included in the 2016 Annual Report, which are incorporated herein by reference.

Name	FASB Grant Date Fair Value of Time-based Restricted Stock Unit Awards (Basic Units) ($)	FASB Grant Date Fair Value of Time-based Restricted Stock Unit Awards (Matching Units) ($)	FASB Grant Date Fair Value of Performance-based Restricted Stock Unit Awards (Basic Units) ($)

Francis J. Troise	1,008,579	100,868	1,008,579
Steven R. Vigliotti	244,942	24,512	244,942
Robert J. Boardman(4)	252,377	25,242	252,377
James P. Selway III	172,905	17,294	172,905
Etienne Phaneuf(5)	279,117	27,924	279,117

(4)
Mr. Boardman's cash variable incentive compensation award was converted from GBP to USD at the following exchange rate: 0.7380 GBP:1 USD, which exchange rate represents the average rate of exchange during the 2016 fiscal year. Mr. Boardman's Time-based Restricted Stock Unit Award (both basic and matching units) and Performance-based Restricted Stock Unit Award (basic units) were converted from GBP to USD at the following exchange rate: 0.7993 GBP:1 USD, which exchange rate represents the exchange rate on the grant date.

(5)
Mr. Phaneuf's cash variable incentive compensation award was converted from CAD to USD at the following exchange rate: 1.3246 CAD:1 USD, which exchange rate represents the average rate of exchange during the 2016 fiscal year. Mr. Phaneuf's Time-based Restricted Stock Unit Award (both basic and matching units) and Performance-based Restricted Stock Unit Award (basic units) were converted from CAD to USD at the following exchange rate: 1.3164 CAD:1 USD, which exchange rate represents the exchange rate on the grant date.

        Legacy Equity Awards.    Certain equity awards disclosed in the Options Exercised and Stock Vested Table and the Outstanding Equity Awards Table were granted several years ago. These include the following awards:

  •
  Basic stock units that vest in equal installments on each of the first, second and third anniversaries of the date of grant based upon the level of the Company's ROE achieved for each of the three fiscal years, respectively, that ends immediately prior to the applicable vesting date.

  •
  Basic stock units that vest in equal installments on each of the second, third and fourth anniversaries of the date of grant and matching stock units that vest 100% on the fourth anniversary of the date of grant, so long as the executive is employed on the vesting date and the 90-day average of the Company's common stock price preceding each of the vesting dates is greater than the 90-day average of the Company's common stock price preceding the grant date (the "Market-based Restricted Stock Unit Awards").

        If the performance threshold is not met on any given vesting date for the above awards, the stock units that were eligible to vest on such vesting date are forfeited.

        Stock Ownership Guidelines.    Our senior executives are subject to stock ownership guidelines that require each of them to own significant amounts of ITG stock based on the following multiples of annual base salary:

  •
  the Chief Executive Officer: a multiple of five times base salary;

  •
  each line-of-business executive: a multiple of three times base salary; and

  •
  each staff executive (including the Chief Financial Officer): a multiple of two times base salary.

        On the date that the executive satisfies the required multiple of base salary based on the closing price of the Company's common stock on such date, the number of shares required to be held by the executive to comply with these guidelines is fixed based on such closing price. This fixed-share approach was taken so that an executive would not fall in and out of compliance due to fluctuations in our stock price. Each executive has five years from the date of hire or promotion to achieve his or her ownership guideline. Executives not in compliance with the guidelines are generally required to retain at least 50% of the after-tax value received from the vesting of stock unit awards until the applicable ownership guidelines (as set forth above) are met. The Compensation Committee monitors compliance with these stock ownership guidelines on an ongoing basis. With limited exception, shares that are deemed "beneficially owned" for purposes of Section 16 of the Exchange Act are counted towards satisfaction of these guidelines.

        These guidelines are intended to further align the interests of senior management with the interests of stockholders and lessen any incentive for management to seek unsustainable short-term increases in our stock price.

        As of December 31, 2016, each of our senior executives subject to the stock ownership guidelines was either in compliance with, or on target to meet, his or her ownership guideline.

        Anti-Hedging and Pledging Policy.    Our employees and non-employee directors are prohibited from short-selling ITG stock, engaging in options transactions in the market where the underlying security is an ITG security or engaging in hedging or monetization transactions that have the purpose or effect of limiting the employee's ability to profit from an increase in the market price of ITG securities or providing to the employee an opportunity to profit from a decrease in the market price of ITG securities. In addition, holding ITG stock in margin accounts or pledging ITG stock as collateral for loans or other obligations is prohibited. These prohibitions further ensure that employees share in the risks and rewards of the ownership of our stock.

        Clawbacks.    Our compensation recoupment, or "clawback" policy, extends the requirements of Section 304 of The Sarbanes-Oxley Act of 2002 currently applicable to public company chief executive officers and chief financial officers to all of the Company's executive officers. Specifically, it provides that if the Company must file an accounting restatement because of material noncompliance with financial reporting requirements ("Restatement") as a result of misconduct, the Compensation Committee may require executive officers to disgorge bonuses, equity-based incentive compensation, and profits on sales of Company stock (collectively "Incentive Awards") granted as compensation for the 2014 or later performance years and that they received within the 12-month period following the public release of the original incorrect financial statements. The Compensation Committee also has discretion to cancel any unvested portions of outstanding equity awards of any executive officer following a Restatement that does not involve misconduct. In order for any given Incentive Award to be recouped under the policy, the circumstances triggering the Restatement must be discovered within three (3) years after the date the Incentive Award was made.

        In addition, the Company's Equity Plan and related subplans and award agreements give the Committee the discretion to cancel any unvested portions of outstanding equity awards granted after March 1, 2014 and held by any Company employee, including executive officers, in the event that such employee materially violates the terms of the Company's Code of Business Conduct and Ethics.

        Executive Perquisites.    Generally, it is our policy not to provide executive perquisites and special benefits except in limited circumstances when they are reasonable and business-related. For 2016, perquisites for each named executive officer totaled less than the disclosure threshold of $10,000, except that we paid $75,000 in legal fees to Mr. Troise's lawyer in connection with the negotiation of his Employment Agreement with the Company.

        Retirement Benefits.    Our named executive officers, other than Messrs. Boardman and Phaneuf, are eligible to participate in our tax-qualified Retirement Savings Plans on the same basis as all other U.S.-based full-time employees. Messrs. Lilien, Geyer and Marrale were also eligible to participate in these plans. Messrs. Boardman and Phaneuf participate in the Retirement Savings Plans in Europe and Canada, respectively, on the same basis as all other employees in such regions. We do not maintain any supplemental executive retirement plans.

        Severance and Change-in-Control Benefits.    The Company maintains change-in-control agreements for Messrs. Vigliotti, Boardman and Selway. Mr. Troise is eligible for change-in-control benefits pursuant to the terms of his Employment Agreement described below under Executive Compensation—Severance and Change-in-Control Arrangements, which benefits are generally consistent with the provisions included in our standard change-in-control agreements. Messrs. Vigliotti, Boardman and Selway are eligible for change-in-control-related severance benefits that were approved by the Compensation Committee after extensive discussion and competitive research.

        The Compensation Committee believes that these agreements address the important stockholder objective of retaining an effective and motivated executive team in the event of a change in control.

        The agreements (which are described in greater detail below under Executive Compensation—Severance and Change-in-Control Arrangements) were intended by the Compensation Committee to provide reasonable benefits that reflect industry practices and include the following:

  •
  Severance payments require termination, either (i) involuntary not-for-cause (and not as a result of death or disability) or voluntary with good reason as defined, within 18 months following a change in control, or (ii) involuntarily not-for-cause (and not as a result of death or disability) within six months prior to a change in control, provided that the termination is determined to be in connection with the change in control;

  •
  Severance benefits equal to one or two times the sum of annual base salary plus average variable incentive compensation (including any variable incentive compensation amounts paid in the form of basic units awarded under the Variable Stock Compensation Program) over the prior three years, provided that, notwithstanding the foregoing, for executives that enter into a change-in-control agreement on or after November 30, 2016, any such payment will not exceed 2.99 times the sum of annual base salary plus the average of the annual cash bonuses paid to the executive over the prior three years;

  •
  Terminated individuals also receive a prorated portion of variable incentive compensation (based on the average variable incentive compensation (including any variable incentive compensation amounts paid in the form of basic units awarded under the Variable Stock Compensation Program) over the prior three years) for the year of termination and health and welfare benefits for up to one or two years following the date of termination;

  •
  If the change-in-control benefits would cause the executive to be subject to the golden parachute excise taxes, then the benefits are reduced to the highest level that does not trigger the excise tax unless the value after the executive pays all taxes is greater (in which case no reduction is made); and

  •
  Under no circumstances do we provide any tax-related payments such as excise tax gross-ups.

        In addition, as discussed above, the Compensation Committee recently implemented double trigger vesting for equity awards in connection with a change in control. Specifically, for equity awards granted after January 23, 2017, all unvested equity awards will vest upon the executive being terminated either (i) involuntarily not-for-cause as defined following a change in control (and not as a result of death or disability), voluntarily with good reason as defined following a change in control or by death or disability or (ii) involuntarily not-for-cause (and not as a result of death or disability) within six months prior to a change in control, provided that the termination is determined to be in connection with the change in control. For equity awards granted prior to January 23, 2017, all unvested equity awards vest immediately upon a change in control. Any performance-based awards will vest at the greater of the actual performance level achieved as of the date of the change in control or the target performance level.

        ITG has no plans or agreements in place for named executive officers regarding executive severance benefits upon a termination that is unrelated to a change in control, with the exception of Mr. Troise, who is eligible to receive severance benefits under his Employment Agreement as further described beginning on page 59 of this Proxy Statement. In the event of the termination of a named executive officer not covered by an employment arrangement, severance benefits (if any) are negotiated as deemed necessary or advisable by the Compensation Committee.

COMPENSATION DECISION FACTORS AND COMPENSATION DETERMINATION—HOW AND WHY THE COMMITTEE DETERMINED OUR NAMED EXECUTIVE OFFICERS' COMPENSATION FOR 2016

        In determining total compensation amounts, including the mix of base salary and variable incentive compensation (whether in the form of cash or equity), the Compensation Committee (i) evaluates the results of the corporate scorecard as described above to determine the size of the incentive pool, (ii) completes a performance assessment for each named executive officer, (iii) reviews Market Compensation Data and (iv) reviews other factors such as aggregate variable compensation costs, internal pay equity and prior years' compensation, in each case, as further described below.

        The corporate scorecard.    In 2016, the Compensation Committee worked with McLagan and in consultation with management to review and revise the previously-established corporate scorecard containing several key financial, operating, strategic and cultural goals for the Company. As disclosed above, the Compensation Committee decided that, beginning in 2016, the corporate scorecard would be used for determining the payout range of the variable incentive compensation pool for 2016. The overall score of 0.60 on the corporate scorecard resulted in an achieved payout range slightly above the threshold performance payout range but below the target score of one. The Committee then used its judgment to set the size of the pool to pay our named executive officer's variable compensation (other than Mr. Troise) near the upper end of the achieved payout range, which resulted in an incentive pool that was funded just below the 25th percentile of Market Compensation Data levels. The Committee decided to fund the pool at this level in order to retain and motivate the Company's executives in light of their taking on additional responsibilities as a result of the delayering and reorganization of management and to adequately compensate those executives who performed well during 2016, as further described below under Performance Assessment, while at the same time taking into account the firm's financial performance during the year.

        Performance assessment.    At the beginning of each year, our Board of Directors approves performance measures and objectives for the Company and our Chief Executive Officer, and our Chief Executive Officer approves the performance measures and objectives for each of his direct reports (including each named executive officer). These performance measures and objectives are set within the framework of the Company's financial, operational, strategic and cultural goals. Setting these performance measures and objectives assists in ensuring that each executive's compensation is tied to the Company's key goals, stockholder returns, and ITG's Guiding Principles of Passion, Discipline and Commitment that anchor our mission and strategy.

        In determining the actual compensation paid to each named executive officer from the incentive pool, the Compensation Committee completes a final annual performance assessment for our Chief Executive Officer and reviews with the Chief Executive Officer his assessment of each named executive officer annually starting in December of the relevant performance year through January of the following year. While the Chief Executive Officer's evaluation carries significant weight, the Compensation Committee reaches its own independent viewpoint on each named executive officer's performance and makes its compensation decisions accordingly. Each executive is assessed on both the achievement of their goals and their commitment to ITG's Guiding Principles. The assessments described below pertain to 2016 performance and were used to help the Committee determine the size of each named executive officer's 2016 annual variable incentive compensation award. Prior-year assessments, as disclosed in our 2016 proxy statement, were used by the Committee to determine the size of the variable compensation equity awards granted to each named executive officer in February 2016 for the 2015 performance year.

        Factors used by the Compensation Committee in assessing the performance of our Chief Executive Officer.    In a typical year, the Committee uses a detailed assessment in evaluating the performance of our Chief Executive Officer. Among other factors, this assessment covers key financial and business accomplishments for the completed fiscal year. The assessment also includes our progress in: improving key financial and business metrics; implementing strategic initiatives, such as our Strategic Operating Plan; investments in technology and new business initiatives; and improving the strength of our control and operating environments. The Committee also considers our Chief Executive Officer's leadership achievements in areas such as workforce engagement and talent management. Mr. Troise's 2016 variable incentive compensation award was paid pursuant to his Employment Agreement. The Committee evaluated Mr. Troise and believes that he performed well during a challenging transitional year for the Company as evidenced by his leadership in (a) continuing our progress to restore the business following the fallout from the 2015 SEC Settlement, (b) exiting the Company from peripheral businesses and (c) developing and announcing in July 2016 our 10-quarter Strategic Operating Plan.

        Factors used by the Compensation Committee in assessing the performance of the other named executive officers.    Just as the Committee assesses the performance of our Chief Executive Officer, our Chief Executive Officer assesses the performance of each other named executive officer. Mr. Troise evaluated the performance of each named executive officer on many of the same factors we described for the Chief Executive Officer because these factors are important to the Company's short-term and long-term objectives and reflect the functions over which the executives have responsibility. Such factors include, among others: contribution to the achievement of Company financial performance; regional and product group profitability, as applicable; improvement in business metrics such as market share, client growth and retention; achievement of business objectives; impact on the implementation of strategic initiatives, such as our Strategic Operating Plan; the development of new products and solutions for our clients; improvement in controls and efficiencies in our operating environment; and achievement in leadership in areas such as workforce engagement and talent management. Mr. Troise discussed his evaluation of the performance of each named executive officer with the Committee. The Committee questioned and discussed such evaluations and discussed each named executive officer's performance with Mr. Troise. As a result of this performance assessment, each of the named executive officer's overall pay was directly correlated to his impact on the 2016 business results, including achievement in his region or product group, as applicable. For Mr. Vigliotti, the Committee considered his role in the capital restructuring of the Company, his successful management of the business development and strategy teams, including the sale of our investment research operations in May 2016, and his recently taking on the additional role of Chief Administrative Officer of the Company. For Mr. Boardman, the Committee considered his leadership in providing solid revenue growth in Europe. For Mr. Selway, the Committee considered the performance of the U.S. Execution Services operations, our largest business, which in 2016 continued to recover from the significant impact from the announcement of the 2015 SEC Settlement. For Mr. Phaneuf, the Committee considered his role in the achievement of a strong increase in market share in Canada and Canada's return to profitability in the first quarter of 2016 after a challenging fourth quarter of 2015.

        No one factor, by itself, determines the Compensation Committee's assessment of a named executive officer's performance and the Committee considers many different factors in assessing the performance of each named executive officer. The Compensation Committee does not use a rigid set of rules for determining the relative importance of these factors. The Compensation Committee emphasizes and weighs performance factors differently for each named executive officer based on its subjective consideration of such factors. However, the aggregate amount paid to our named executive officers, other than Mr. Troise's 2016 variable incentive compensation award under his Employment Agreement, is predominantly tied to the Company's overall financial performance.

        Market data review.    McLagan provided compensation market data to the Compensation Committee for each named executive officer's position. The sources of the market data included the then-current survey data for comparable industry positions and proxy disclosures by companies included in our peer group noted below ("Market Compensation Data"). McLagan used survey data that is appropriate to the senior executive's position and responsibility and consistent with ITG's size, type and mix of businesses and the sectors in which we compete for executive talent. To help in analyzing the market data, McLagan established a total direct compensation market range for each named executive officer position.

        The market ranges helped the Compensation Committee in assessing the competitive placement relative to market range of our named executive officers' total direct compensation for 2016. Such assessment considered the scope, complexity and responsibility of the executive's position in relation to comparable positions in the data set. The Compensation Committee exercised its judgment in interpreting the market ranges provided by McLagan. A named executive officer's actual positioning relative to that market range is a result of the Compensation Committee's assessment of the Company's performance under the corporate scorecard, in addition to the individual performance factors we describe above. The Market Compensation Data and ranges provide only a reference point for the Compensation Committee. As with all of the compensation decision factors in this section, the market data and ranges do not, by themselves, directly determine a named executive officer's total direct compensation. Depending upon Company, business and individual performance results, a named executive officer's total direct compensation may be within, below or above the market range for that position.

        Our peer group.    The Compensation Committee periodically reviews the composition of our peer group to ensure that it is using the most appropriate peers among those available in the market. In selecting the companies for our peer group, the Compensation Committee considered the following factors, among others: business focus with an emphasis on financial technology; industry; size; capital structure; whether the company competes against us for executive talent; compensation philosophy; and financial performance. The selection of actual peers was drawn from our financial technology industry segment, with comparable businesses activities, and firm size, which includes multiple measures such as revenue, number of employees, market capitalization and pre-tax net income. As a result of this analysis, the following peer group of ten companies used for 2016 compensation purposes remained unchanged from 2015:

Peer Group

BGC Partners, Inc.	JMP Group Inc.
CBOE Holdings, Inc.	KCG Holdings, Inc.
Cowen Group, Inc.	MarketAxess Holdings Inc.
FBR & Co.	Piper Jaffray Companies
GAIN Capital Holdings, Inc.	TMX Group Limited

        Although no single company included in the peer group is exactly comparable to ITG in every respect, the Compensation Committee uses the peer group to validate the range of competitive pay and to assess the relative performance of the Company. With McLagan's help, the Compensation Committee will continue to review the composition of the peer group, as appropriate, and may make changes to it in the future in response to such factors as changes in the mix of the Company's business segments or major changes in the capital structure, business makeup or financial performance of a peer company.

        Other Factors Considered.    In addition to the corporate scorecard, the performance assessment considered by the Compensation Committee in setting compensation levels and compensation market data, the Compensation Committee considers such additional factors as:

  •
  Aggregate cost of variable incentive compensation: the Compensation Committee compares the proposed cost of the aggregate variable incentive compensation pool for the senior executives to the prior years' cost.

  •
  Internal pay equity: the Compensation Committee compares the differences in total compensation from one executive to the other in order to assess internal equity.

  •
  The executive's prior years' compensation: the Compensation Committee compares proposed compensation with actual prior years' compensation to ensure that any increases or decreases in compensation are the result of relative performance.

  •
  Total compensation as a percentage of revenue: the Compensation Committee reviews how much compensation is paid to employees as a percentage of revenues to ensure that it is consistent with competitive practice.

IMPACT OF REGULATORY REQUIREMENTS

        In making executive compensation decisions, the Compensation Committee is mindful of the impact of regulatory requirements on those decisions. In particular, regulatory requirements affect the Compensation Committee's decisions in the following ways:

  •
  Internal Revenue Code Section 162(m) ("Section 162(m)"):  Section 162(m) of the Internal Revenue Code can potentially disallow a federal income tax deduction to us for compensation over $1 million paid to our Chief Executive Officer and our other most highly-compensated named executive officers who are subject to Section 162(m). One exception to Section 162(m)'s disallowance of a federal income tax deduction for compensation over $1 million applies to "performance-based compensation" paid pursuant to a stockholder-approved plan.

    The Company believes that tax deductibility of compensation is an important factor, but not the sole or primary factor, in setting executive compensation policy or in rewarding superior executive performance. Accordingly, although the Company generally intends to consider whether to structure grants to meet the exception under Section 162(m) for qualified performance-based compensation, thus avoiding the potential loss of a tax deduction due to the $1 million limitation on deductibility under Section 162(m), it may pay amounts that are not deductible in such circumstances as it determines appropriate. In establishing our cash and equity variable incentive compensation awards, the Company considered the tax treatment of the awards but determined the awards primarily by their effectiveness in providing maximum alignment with the Company's key strategic objectives identified above.

    We maintain a Pay-for-Performance Incentive Plan, which is a stockholder-approved umbrella plan intended to enable us to preserve our tax deduction for compensation over $1 million paid to our named executive officers who are subject to Section 162(m). The named executive officers subject to Section 162(m) for 2016 were Messrs. Troise and Selway. At the beginning of 2016, the Compensation Committee set the maximum amount that Messrs. Troise and Selway could earn under the Pay-for-Performance Incentive Plan for the 2016 performance year at 6% and 4.75%, respectively, of the Company's pre-tax income (as adjusted to exclude non-operating or one-time items in accordance with historical practice). The amount of Mr. Troise's variable incentive compensation paid to him for 2016 under his Employment Agreement was not eligible for payment under the Pay-For Performance Incentive Plan because it did not qualify as performance-based compensation within the meaning of Section 162(m). The Committee could have awarded Mr. Troise additional variable incentive compensation under the Pay-for-Performance Incentive Plan above the amount to be paid to him under his Employment Agreement but effectively exercised its negative discretion and elected not to do so. In the case of Mr. Selway, the Committee effectively used its negative discretion to reduce his award under the Pay-for-Performance Incentive Plan to zero and instead made an award to Mr. Selway under the variable incentive compensation program in accordance with the performance metrics described above. The Committee made this decision (i) to ensure that Mr. Selway was compensated in the same manner as similarly-situated executives who receive awards under the variable incentive compensation program, with consideration given to his individual performance, and (ii) with the expectation that the value of Mr. Selway's award when recognized for tax purposes, together with his other non-performance-based compensation, is unlikely to exceed the $1 million cap under Section 162(m), if at all.

    For the 2015 performance year, the Committee set the maximum amount that Messrs. Marrale and Selway could earn under the Pay-for-Performance Incentive Plan at 4% of the Company's adjusted pre-tax income. The variable incentive compensation awards granted to Messrs. Marrale and Selway in February 2016 for the 2015 performance year (which includes the restricted stock units shown in the Stock Awards column of the Summary Compensation Table and in the Grants of Plan-Based Awards Table) were less than this maximum amount as described in further detail in last year's proxy statement.

  •
  Internal Revenue Code Section 409A ("Section 409A"):  The Compensation Committee intends all programs to be designed so that they are not considered deferred compensation under the Section 409A definitions, or they comply with the deferred compensation rules in Section 409A.

  •
  Accounting Treatment:  In determining variable incentive compensation, including equity awards granted as part of 2016 compensation, the Compensation Committee considered the potential expense of those awards and the impact on earnings per share. The Compensation Committee concluded that the associated expense and earnings per share impact were appropriate, given competitive compensation practices in the industry, our performance and the motivational and retention effect of the awards.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Steven S. Wood, Chair
Minder Cheng
R. Jarrett Lilien

Summary Compensation Table

        For 2016, our "named executive officers" were (i) Francis J. Troise, our President and Chief Executive Officer, (ii) Steven R. Vigliotti, our Chief Financial Officer, (iii) our three most highly-compensated executive officers (other than our Chief Executive Officer and Chief Financial Officer) who were serving as executive officers as of December 31, 2016: (a) Robert J. Boardman, CEO of ITG's European Operations, (b) James P. Selway III, Head of U.S. Electronic Brokerage and (c) Etienne Phaneuf, CEO of ITG's Canadian Operations, (iv) R. Jarrett Lilien, our former Interim President and Chief Executive Officer, and (v) two of our highly compensated officers who separated from the Company in 2016: (a) William S. Geyer, former Head of Workflow Technology and (b) Michael V. Marrale, former Head of U.S. Research, Sales and Trading. The following table sets forth the compensation for 2014, 2015 and 2016 of our named executive officers (except for Mr. Lilien who was not a named executive officer in 2014 and Messrs. Troise, Phaneuf and Geyer who were not named executive officers in 2014 and 2015).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(3)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Francis J. Troise(4)	2016	721,591	2,860,000	4,475,965	1,000,003	—	80,300	9,137,859
President and Chief	2015	—	—	—	—	—	—	—
Executive Officer	2014	—	—	—	—	—	—	—
Steven R. Vigliotti	2016	500,000	340,000	576,157	—	—	5,300	1,421,457
Managing Director and Chief	2015	500,000	384,000	1,339,000	—	—	5,300	2,228,300
Financial Officer	2014	500,000	520,000	508,077	—	—	5,200	1,533,277
Robert J. Boardman(5)	2016	434,734	379,404	606,415	—	—	15,244	1,435,797
Managing Director and Chief Executive	2015	458,500	427,933	1,576,758	—	—	41,173	2,504,365
Officer of ITG's European Operations	2014	494,295	659,060	610,914	—	—	28,078	1,792,347
James P. Selway III	2016	400,000	240,000	510,122	—	—	5,300	1,155,422
Managing Director and Head of U.S.	2015	400,000	—	1,333,000	—	340,000	5,300	2,078,300
Electronic Brokerage	2014	400,000	—	558,885	—	440,000	5,200	1,404,085
Etienne Phaneuf(6)	2016	339,727	385,023	416,417	—	—	5,285	1,146,451
Managing Director and Chief Executive	2015	—	—	—	—	—	—	—
Officer of ITG's Canadian Operations	2014	—	—	—	—	—	—	—
R. Jarrett Lilien(7)	2016	29,545	152,381	—	—	—	147,530	329,457
Former Interim President and Chief	2015	325,000	640,000	1,000,000	—	—	247,164	2,212,164
Executive Officer	2014	—	—	—	—	—	—	—
William S. Geyer(8)	2016	363,712	—	1,038,344	—	—	1,154,279	2,556,335
Former Managing Director and Head of	2015	—	—	—	—	—	—	—
Workflow Technology	2014	—	—	—	—	—	—	—
Michael V. Marrale(9)	2016	178,750	—	546,164	—	—	1,920,662	2,645,576
Former Managing Director and Head of	2015	391,667	—	1,370,500	—	364,000	5,300	2,131,467
U.S. Research, Sales and Trading	2014	350,000	—	508,077	—	540,000	5,200	1,403,277

(1)
As discussed in the Compensation Discussion and Analysis above, the Compensation Committee takes into account performance and other factors in making a determination of these award amounts. In addition, the awards set forth under column (g) were paid under our Pay-For-Performance Incentive Plan. For 2016, no awards were issued under the Pay-For-Performance Incentive Plan.

(2)
The amounts shown in column (e) represent the aggregate grant date fair value of the restricted stock unit awards granted to each of the named executive officers during each year (including for 2016, the Time-based Restricted Stock Unit Awards and accompanying matching units, the ROE-based Restricted Stock Unit Awards, the equity portion of the 2015 Buy-Out Award (as defined below) and the Inducement Equity Award (as defined below)), while the amount in column (f) represents the aggregate grant date fair value of the Sign-On Option Award (as defined below), in each case, as determined pursuant to FASB ASC Topic 718. The fair value of the awards was determined using the valuation methodology and assumptions set forth in Note 2 to the Company's consolidated financial statements included in the 2016 Annual Report, which are incorporated herein by reference. See the narrative discussion and footnotes following the Summary Compensation Table and the Grants of Plan-Based Awards Table for more information about awards granted in 2016. For the ROE-based Restricted Stock Unit Awards, the following represents the value based on the maximum number of shares (150% of basic shares) that can be earned for the award granted in 2016:

Name	ROE-based Restricted Stock Units

Steven R. Vigliotti	$411,539
Robert J. Boardman	$433,160
James P. Selway III	$364,373
Etienne Phaneuf	$297,431
William S. Geyer (value at grant date)	$291,498
William S. Geyer (value at modification date)	$336,731
Michael Marrale	$390,115

  As further described in footnote 8 below, on October 12, 2016, the Compensation Committee modified Mr. Geyer's outstanding equity awards to allow them to continue to vest in accordance with their respective original vesting schedules, including the ROE-based Restricted Stock Unit Award granted to him on February 11, 2016 and included in column (e) above. In accordance with SEC rules, $291,498 represents the value of his ROE-based Restricted Stock Award as of the grant date of February 11, 2016 based on the maximum number of shares that can be earned under the award, and $336,731 represents the value of his ROE-based Restricted Stock Award as of the modification date of October 12, 2016 based on the maximum number of shares that can be earned under the award. Upon the modification of this award by the Compensation Committee, the value at the modification date replaced the value at grant date.

  Mr. Marrale departed the Company on May 27, 2016 in connection with the Company's sale of its investment research operations and forfeited his ROE-based Restricted Stock Unit Award at that time.

(3)
The amounts shown in column (h) represent (1) Company contributions to defined contribution plans for Messrs. Troise, Vigliotti, Boardman, Selway, Phaneuf, Lilien, Geyer and Marrale, (2) in the case of Mr. Troise, payment of legal fees to Mr. Troise's lawyer relating to the negotiation of his Employment Agreement, (3) in the case of Mr. Lilien, his 2016 non-employee director compensation, (4) in the case of Mr. Geyer, his severance compensation and (5) in the case of Mr. Marrale, his separation payment.

Specifically, for Messrs. Troise, Vigliotti, Selway, Lilien, Geyer and Marrale under our Retirement Savings Plan, we match 50% of employee contributions up to a contribution cap of 4% of the employee's eligible compensation per year as defined in the Plan and we may make a discretionary profit sharing contribution that can vary from 0-8% of the employee's eligible compensation per year. For 2016, the Company did not make a discretionary profit sharing contribution.

For Mr. Boardman, the amount shown represents the Company's retirement contribution pursuant to the ITG Europe Retirement Savings Plan. Specifically, this amount consists of the following Company contributions: (1) 10% of the participant's salary up to a maximum salary of £150,000 for the first 3 months of 2016 and (2) 10% of the participant's salary up to a maximum salary of £100,000 for the last 9 months of 2016, which change was due to a change in local law that took effect in April 2016 that capped the dollar value of the maximum employer contribution.

  For Mr. Phaneuf, the amount shown represents the Company's retirement contribution pursuant to the ITG Canada Group Registered Retirement Savings Plan. Specifically, this amount consists of the following Company contributions: (1) a base contribution of CAD $3,500 and (2) a dollar for dollar match of elective employee contributions up to CAD $3,500.

  For Mr. Troise, the amount shown also includes $75,000 in legal fees that we paid to Mr. Troise's lawyer in connection with the negotiation of his Employment Agreement with the Company.

  For Mr. Lilien, the amount shown also includes the 2016 non-employee director compensation he received after stepping down as our Interim President and Chief Executive Officer. Under the terms of our Directors' Retainer Fee Subplan at that time, Mr. Lilien was not permitted to receive compensation under this subplan for three months from the date he stepped down as Interim President and Chief Executive Officer. For 2016, Mr. Lilien received $70,222 in cash fees and an annual restricted stock unit award granted on the date of our 2016 annual meeting of stockholders as part of our non-employee director compensation program (the "Lilien Annual Non-Employee Director Award"). The restricted stock unit award was granted under the Directors' Equity Subplan and the amount of $72,008 included in column (h) represents the aggregate grant date fair value of the restricted stock unit award as determined pursuant to FASB ASC Topic 718. The fair value of the award was determined using the valuation methodology and assumptions set forth in Note 2 to the Company's consolidated financial statements included in the 2016 Annual Report, which are incorporated herein by reference.

  For Mr. Geyer, the amount shown also includes accrued severance payments of $1,127,000 and COBRA payments of $21,979 under his severance agreement, dated as of November 2, 2016 (the "Geyer Separation Agreement").

  For Mr. Marrale, the amount shown also includes a payment of $1,915,362, representing his pro-rata 2016 bonus and compensation for a significant portion of the unvested restricted stock units that he forfeited upon his separation from the Company in connection with the Company's sale of its investment research operations and pursuant to an agreement dated as of May 9, 2016 (the "Marrale Agreement").

(4)
Mr. Troise became our President and Chief Executive Officer on January 15, 2016. The amount shown in column (d) includes $1,400,000, representing the cash portion of Mr. Troise's variable incentive compensation award for the 2016 compensation year paid to him under his Employment Agreement, and $1,460,000, representing the cash portion of his 2015 Buy-Out Award. The amount shown in column (e) represents the grant date fair value of the equity award portion of Mr. Troise's 2015 Buy-Out Award and his Inducement Equity Award. The amount shown in column (f) represents the Sign-On Option Award.

(5)
Mr. Boardman's base salary, bonus and all other compensation amounts were converted from GBP to USD at the following exchange rate: 0.7380 GBP:1 USD, which exchange rate represents the average rate of exchange during the 2016 fiscal year. Mr. Boardman's Time-based Restricted Stock Unit Award (both basic and matching units) and ROE-based Restricted Stock Unit Award (basic units) were converted from GBP to USD at the following exchange rate: 0.6928 GBP:1 USD, which exchange rate represents the exchange rate on the grant date of such awards.

(6)
Mr. Phaneuf's base salary, bonus and all other compensation amounts were converted from CAD to USD at the following exchange rate: 1.3246 CAD:1 USD, which exchange rate represents the average rate of exchange during the 2016 fiscal year. Mr. Phaneuf's Time-based Restricted Stock Unit Award (both basic and matching units) and ROE-based Restricted Stock Unit Award (basic units) were converted from CAD to USD at the following exchange rate: 1.39808 CAD:1 USD, which exchange rate represents the exchange rate on the grant date of such awards.

(7)
Mr. Lilien served as our Interim President and Chief Executive Officer from August 3, 2015 through January 15, 2016. The amount shown in column (d) represents Mr. Lilien's pro-rated bonus for January 2016 in accordance with his October Letter Agreement (as defined below). Mr. Lilien has also elected to continue participating in our group health plans (COBRA continuation coverage) following his termination by purchasing continued coverage at 102% of the monthly premium charged to us for such coverage. He is eligible to participate in this coverage for up to 18 months after his termination, after which he will be eligible to continue his COBRA medical coverage for up to an additional 18 months by purchasing such coverage at 102% of the monthly premium charged to us.

(8)
Mr. Geyer separated from the Company on November 15, 2016 and his salary includes payout of his accrued vacation. In addition, pursuant to the Geyer Separation Agreement, the Compensation Committee allowed Mr. Geyer's outstanding equity awards to continue vesting post-separation. This continued vesting represented a modification of all of Mr. Geyer's equity awards outstanding on his separation date. As a result of the foregoing, in accordance with SEC rules, we have reported in column (e) the grant date fair value of the awards granted to Mr. Geyer on February 11, 2016, or $408,111 plus the aggregate incremental fair value of $630,233 related to the modification on October 12, 2016 of these 2016 awards and all of the unvested portions of the outstanding equity awards granted to Mr. Geyer prior to 2016 that will continue to vest (the "Geyer Modified Awards"). The incremental fair value represents the full fair value of the unvested awards on the modification date. Please note that the net expense recorded by the Company for the Geyer Modified Awards was $630,233 rather than the $1,038,344 shown in the table above.

(9)
Mr. Marrale departed the Company on May 27, 2016 and his salary includes payout of his accrued vacation. The stock awards reported in column (e) were forfeited in connection with Mr. Marrale's departure from the Company.

        Compensation of the CEO.    Mr. Troise's Employment Agreement has an initial term of three years from Mr. Troise's start date, which was January 15, 2016, and the agreement automatically renews for one-year periods thereafter, unless either party elects not to renew upon 90 days' written notice. The Employment Agreement provides Mr. Troise with the following compensation: (i) an annual base salary of at least $750,000 and (ii) annual variable compensation as determined in the sole discretion of the Compensation Committee of the Board, based on the achievement of pre-established goals developed after consultation with Mr. Troise, with an award amount for 2016 of at least $3.5 million, of which 40% was payable in cash. Mr. Troise also received initial "make-whole" awards, consisting of cash payments as provided in his Employment Agreement, and equity grants under the form of award agreements attached as exhibits to his Employment Agreement. The awards, which are also described in the Compensation Discussion and Analysis, consist of the following:

  •
  2015 Buy-Out Award.  As an inducement to commence employment with the Company and to compensate Mr. Troise for the loss of his potential annual variable compensation at his prior employer in respect of the 2015 calendar year, Mr. Troise was granted a compensation award having a total value of $3.65 million (the "2015 Buy-Out Award"). The 2015 Buy-Out Award consisted of a cash bonus of $1.46 million and restricted stock units that settle in shares of Company common stock with an initial grant date value of $2.19 million. These restricted stock units vest and settle, subject to Mr. Troise's continued employment with the Company through each applicable vesting date, in three equal annual installments beginning on the first anniversary of the date of grant. The cash bonus was paid within thirty (30) days after his start date and the restricted stock units were granted on his start date.

  •
  Inducement Equity Award.  As a further inducement to commence employment with the Company and to replace the outstanding stock appreciation rights and restricted stock units that

    Mr. Troise forfeited upon his departure from his prior employer, Mr. Troise was granted restricted stock units that settle in shares of Company common stock (the "Inducement Equity Award"), with an initial grant date value of approximately $2.5 million, which amount was equal to the intrinsic value of the forfeited awards on the date such awards were forfeited. The Inducement Equity Award was granted on Mr. Troise's start date, and vests and settles, subject to Mr. Troise's continued employment with the Company through each of the applicable vesting dates, in the following installments on the following vesting dates: (i) 38% vested on January 31, 2016 and was subject to a 12-month holding requirement; (ii) 41% vested on January 31, 2017; and (iii) the remaining 21% will vest on January 31, 2018.

  •
  Sign-On Option Award.  On his start date, Mr. Troise was also granted options to purchase shares of Company common stock having an initial grant date value equal to $1 million (the "Sign-On Option Award"). These options vest, subject to Mr. Troise's continued employment with the Company through each applicable vesting date, on each of the first, second and third anniversaries of the grant date.

        If Mr. Troise's employment had been terminated other than a termination without Cause (as defined in his Employment Agreement), resignation from employment for Good Reason (as defined in his Employment Agreement), or a termination due to his death or Disability (as defined in his Employment Agreement) on or prior to the first anniversary of his start date, (x) the equity-based portion of the 2015 Buy-Out Award and the then-unvested portion of the Inducement Equity Award would have been fully forfeited and (y) Mr. Troise would have had to promptly repay the Company a prorated amount of the cash portion of the 2015 Buy-Out Award and returned to the Company a prorated amount of the portion of the Inducement Equity Award that otherwise vested in 2016.

        Compensation of the Interim CEO.    The Company entered into a letter agreement dated October 15, 2015 (the "October Letter Agreement") with Mr. Lilien, which superseded a letter agreement dated August 12, 2015 (the "August Letter Agreement") between Mr. Lilien and the Company. Pursuant to the August Letter Agreement, Mr. Lilien agreed to serve as Interim President and Chief Executive Officer at a monthly salary of $65,000 and would be eligible to receive a special performance bonus at the conclusion of his service in an amount to be determined in the discretion of the Company's Board of Directors. Under the terms of the October Letter Agreement, Mr. Lilien agreed to continue to serve as Interim President and Chief Executive Officer until Mr. Troise commenced employment with the Company (such period of service, the "Interim Period"). Mr. Lilien continued to receive a monthly salary of $65,000, and if he remained employed with the Company through the Interim Period, he would receive: (i) a grant of restricted stock units with a grant date value of $1,000,000, to be granted under the Equity Plan, made on the date of the announcement of Mr. Troise's appointment as President and Chief Executive Officer of the Company (the "Lilien Interim CEO Equity Award") and (ii) beginning on November 1, 2015, $320,000 for each calendar month (guaranteed for November 2015 and thereafter pro-rated for any partial calendar month during which he remained employed by the Company), payable within 30 days after the end of the Interim Period.

Grants of Plan-Based Awards Table

        The table set forth below lists each grant or award made in 2016 to any of the named executive officers under any of the Company's equity and non-equity incentive plans.

									All
									Other
									Stock	All Other
									Awards:	Option
									Number	Awards:	Exercise
			Estimated Possible Payouts			Estimated Future Payouts			of	Number of	or Base	Grant
			Under Non-Equity Incentive			Under Equity Incentive			Shares	Securities	Price of	Date
			Plan Awards			Plan Awards			of Stock	Underlying	Option	Fair

Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(1)	Maximum (#)	or Units (#)(2)	Options (#)	Awards ($)	Value ($)(3)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Francis J. Troise	1/15/16(4)	10/15/15	—	—	—	—	—	—	—	196,851	16.18	1,000,003
	1/15/16(5)	10/15/15	—	—	—	—	—	—	156,051	—	—	2,396,943
	1/15/16(6)	10/15/15	—	—	—	—	—	—	135,353	—	—	2,079,022
Steven R. Vigliotti	2/11/16	1/21/16	—	—	—	—	—	—	18,313	—	—	301,798
	2/11/16	1/21/16	—	—	—	10,988	16,648	24,972	—	—	—	274,359
Robert J. Boardman	2/11/16	1/21/16	—	—	—	—	—	—	19,275	—	—	317,652
	2/11/16	1/21/16	—	—	—	11,566	17,522	26,284	—	—	—	288,763
James P. Selway III	2/11/16	1/21/16	—	—	—	—	—	—	16,214	—	—	267,207
	2/11/16	1/21/16	—	—	—	9,730	14,740	22,110	—	—	—	242,915
Etienne Phaneuf	2/11/16	1/21/16	—	—	—	—	—	—	13,326	—	—	218,129
	2/11/16	1/21/16	—	—	—	7,942	12,032	18,048	—	—	—	198,287
R. Jarrett Lilien	6/9/16(7)	6/9/16	—	—	—	—	—	—	4,211	—	—	72,008
William S. Geyer	2/11/16	1/21/16	—	—	—	—	—	—	12,972	—	—	213,779
	2/11/16	1/21/16	—	—	—	7,784	11,792	17,688	—	—	—	194,332
	10/12/16(8)	10/12/16	—	—	—	12,120	28,155	30,696	45,916	—	—	630,234
Michael V. Marrale	2/11/16(9)	1/21/16	—	—	—	—	—	—	17,360	—	—	286,093
	2/11/16(9)	1/21/16	—	—	—	10,417	15,781	23,672	—	—	—	260,071

(1)
Shares subject to these restricted stock units were granted as ROE-based Restricted Stock Unit Awards (as described in the narrative discussion following this table) under the Variable Stock Compensation Program, the economic value of which reflects compensation for fiscal year 2015 performance. Actual payouts will be made after the end of each fiscal year in the 2015 Award Performance Period on the second and third anniversaries of the grant date as applicable. Target performance for each tranche will result in a payout of 100% of the basic shares scheduled to vest. The minimum performance for each tranche will result in a payout of 66% of the basic shares scheduled to vest, while the maximum performance for each tranche will result in a payout of 150% of the basic shares scheduled to vest. These awards do not accrue dividend equivalents. For more information relating to these awards, see the narrative discussion following this table.

(2)
Except for the equity award portion of Mr. Troise's 2015 Buy-Out Award and his Inducement Equity Award granted on January 15, 2016, the Lilien Annual Non-Employee Director Award granted on June 9, 2016 and the Geyer Modified Awards, shares subject to these restricted stock units (including both basic and matching units) were granted as Time-based Restricted Stock Unit Awards (as described in the narrative discussion following this table) under the Variable Stock Compensation Program, the economic value of which reflects compensation for fiscal year 2015 performance. The basic units under the Time-based Restricted Stock Unit Awards vest in equal installments on each of the first, second and third anniversaries of the grant date, while the matching stock units vest 100% on the third anniversary of the grant date. These awards do not accrue dividend equivalents. For more information relating to these units, see the narrative discussion following this table.

(3)
Reflects the aggregate grant date fair value of the awards as determined pursuant to FASB ASC Topic 718. The fair value of the awards was determined using the valuation methodology and assumptions set forth in Note 2 to the Company's consolidated financial statements included in the 2016 Annual Report, which are incorporated herein by reference.

(4)
Represents the Sign-On Option Award granted to Mr. Troise under his Employment Agreement as further described in the narrative to the Summary Compensation Table above. This award was granted under the Company's Equity Plan and vests in thirds on each of the first, second and third anniversaries of the grant date, subject to Mr. Troise's continued employment with the Company through each applicable vesting date. The Sign-On Option Award has an eight year term. This award does not accrue dividend equivalents.

(5)
Represents the equity portion of the 2015 Buy-Out Award granted to Mr. Troise under his Employment Agreement as further described in the narrative to the Summary Compensation Table above. This award was granted as a material inducement of employment with the Company pursuant to Section 303A.08 of the NYSE Listed Company Manual and not under a stockholder approved equity plan. The award vested, or will vest, in the following installments on the following vesting dates, subject to Mr. Troise's continued employment with the Company through each applicable vesting date: (i) 38% vested on January 31, 2016 and was subject to a 12-month holding requirement; (ii) 41% vested on January 31, 2017; and (iii) the remaining 21% will vest on January 31, 2018. This award does not accrue dividend equivalents.

(6)
Represents the Inducement Equity Award granted to Mr. Troise under his Employment Agreement as further described in the narrative to the Summary Compensation Table above. This award was granted as a material inducement of employment with the Company pursuant to Section 303A.08 of the NYSE Listed Company Manual and not under a stockholder approved equity plan. The award vests in equal installments on each of the first, second and third anniversaries of the grant date, subject to Mr. Troise's continued employment with the Company through each applicable vesting date. This award does not accrue dividend equivalents.

(7)
Represents the Lilien Annual Non-Employee Director Award granted on the date of our 2016 annual meeting of stockholders under the Directors' Equity Subplan as part of our non-employee director compensation program. The award vests on the day immediately preceding the Company's next annual meeting of stockholders at which directors are elected. For more information relating to this award, see Director Compensation above. This award does not accrue dividend equivalents.

(8)
Represents the incremental fair value of the Geyer Modified Awards. The number of shares shown in columns (g) through (j) represent the unvested and, in the case of the performance-based awards, unearned basic and matching units outstanding on the modification date.

(9)
Mr. Marrale forfeited these awards upon his departure from the Company in connection with the Company's sale of its investment research operations in May 2016.

  Variable Stock Compensation Program

        Under our Variable Stock Compensation Program, each eligible participant is granted a number of basic stock units (a) in the case of the awards granted for the 2016 performance year in early 2017, on the date the year-end variable incentive compensation is communicated to the participant and (b) in the case of the awards granted for the 2015 performance year in early 2016, on the date the year-end cash variable incentive compensation is paid to the participant, equal to, in each case, (i) the amount by which the participant's variable incentive compensation is awarded in equity as determined by the Compensation Committee, divided by (ii) the closing price per share of the Company's common stock on the NYSE on the grant date. The number of basic stock units granted to each named executive officer under the Variable Stock Compensation Program in 2016 was determined based upon the amount of 2016 variable incentive compensation awarded in equity divided by the closing price per share of our common stock on the NYSE on the grant date.

        Applying our Pay-for-Performance Commitment Policy, the equity incentive awards granted in February 2016 for 2015 performance were then split such that each named executive officer received (i) half of his award as Time-based Restricted Stock Unit Awards and (ii) the remaining half as ROE-based Restricted Stock Unit Awards. With respect to the Time-based Restricted Stock Unit Awards, basic stock units vest in equal annual installments on each of the first, second and third anniversaries of the date of grant if the executive remains continuously employed by the Company through, and is in good standing on, each applicable vesting date. For the ROE-based Restricted Stock Unit Awards, one-half of the basic stock units will vest on each of the second and third anniversaries of the date of grant based upon the level of the Company's ROE achieved for each of the two fiscal years, respectively, that ends immediately prior to the applicable vesting date if the executive remains continuously employed by the Company through, and is in good standing on, each applicable vesting date. The number of ROE-based restricted stock units actually earned pursuant to the award may increase or decrease depending on the level of the Company's ROE achieved for each of the second and third fiscal years that ends immediately prior to the applicable vesting date. In addition, pursuant to the terms of the Variable Stock Compensation Program, each of the Time-based Restricted Stock Unit Awards was accompanied by a 10% match of the number of basic stock units granted. The matching stock units vest 100% on the third anniversary of the date of grant if the executive remains continuously employed by the Company through, and is in good standing on, each applicable vesting date.

        Once the basic and matching units related to the Time-based Restricted Stock Unit Awards have vested, and once the basic units related to the ROE-based Restricted Stock Unit Awards have been earned and vested, the awards will be settled in shares of our common stock within 30 days after each applicable vesting date.

Outstanding Equity Awards for Named Executive Officers at December 31, 2016

		Option Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)		Market Value of Shares or Units of Stock Held That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

(a)		(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)		(j)
Francis J. Troise	1/15/16	—	196,851 (2)	—	16.18	1/15/2024	—		—	—		—
	1/15/16	—	—	—	—	—	96,752	(3)	1,909,884	—		—
	1/15/16	—	—	—	—	—	135,353	(4)	2,671,868	—		—
Steven R. Vigliotti	2/22/2013	—	—	—	—	—	—		—	4,609	(5)	90,982
	2/12/2014	—	—	—	—	—	8,068	(6)	159,262	—		—
	2/12/2014	—	—	—	—	—	—		—	14,335	(7)	282,973
	2/11/2015	—	—	—	—	—	13,992	(8)	276,202	—		—
	2/11/2015	—	—	—	—	—	—		—	3,058	(9)	60,355
	11/12/2015	—	—	—	—	—	26,902	(10)	531,045	—		—
	2/11/2016	—	—	—	—	—	18,313	(11)	361,499	—		—
	2/11/2016	—	—	—	—	—	—		—	10,988	(12)	216,897
Robert J. Boardman	2/22/2013	—	—	—	—	—	—		—	4,483	(5)	88,494
	2/5/2014	—	—	—	—	—	15,452	(13)	305,022	—		—
	2/12/2014	—	—	—	—	—	24,954	(6)	492,592	—		—
	2/12/2014	—	—	—	—	—	—		—	16,812	(7)	331,869
	2/11/2015	—	—	—	—	—	16,025	(8)	316,334	—		—
	2/11/2015	—	—	—	—	—	—		—	3,484	(9)	68,764
	11/12/2015	—	—	—	—	—	31,816	(10)	628,048	—		—
	2/11/2016	—	—	—	—	—	19,275	(11)	380,489	—		—
	2/11/2016	—	—	—	—	—	—		—	11,565	(12)	228,284
James P. Selway III	2/12/2014	—	—	—	—	—	8,876	(6)	175,212	—		—
	2/12/2014	—	—	—	—	—	—		—	15,769	(7)	311,280
	2/3/2015	—	—	—	—	—	9,175	(14)	181,115	—		—
	2/11/2015	—	—	—	—	—	11,838	(8)	233,682	—		—
	2/11/2015	—	—	—	—	—	—		—	2,587	(9)	51,067
	11/12/2015	—	—	—	—	—	22,763	(10)	449,342	—		—
	2/11/2016	—	—	—	—	—	16,214	(11)	320,064	—		—
	2/11/2016	—	—	—	—	—	—		—	9,728	(12)	192,039
Etienne Phaneuf	2/12/2014	—	—	—	—	—	10,780	(6)	212,797	—		—
	2/11/2015	—	—	—	—	—	16,453	(8)	324,782	1,200	(8)	23,678
	11/12/2015	—	—	—	—	—	20,694	(10)	408,500	—		—
	2/11/2016	—	—	—	—	—	13,236	(11)	261,279	—		—
	2/11/2016	—	—	—	—	—	—		—	7,941	(12)	156,758
R. Jarrett Lilien	5/8/2015	—	—	—	—	—	3,397	(15)	67,057	—		—
	10/19/2015	—	—	—	—	—	43,827	(16)	865,145	—		—
	6/9/2016	—	—	—	—	—	4,211	(17)	83,125	—		—
William S. Geyer	2/12/2014	—	—	—	—	—	4,438	(6)	87,606	—		—
	2/12/2014	—	—	—	—	—	—		—	7,885	(7)	155,650
	2/11/2015	—	—	—	—	—	10,224	(8)	201,822	—		—
	2/11/2015	—	—	—	—	—	—		—	2,235	(9)	44,109
	11/12/2015	—	—	—	—	—	18,624	(10)	367,638	—		—
	2/11/2016	—	—	—	—	—	12,972	(11)	256,067	—		—
	2/11/2016	—	—	—	—	—	—		—	7,783	(12)	153,631
Michael V. Marrale	—	—	—	—	—	—	—		—	—		—

(1)
The market value was determined using a per share value of the Company's common stock of $19.74 (which was the closing price per share on December 30, 2016, the last trading day of the year).

(2)
These options represent the Sign-On Option Award granted to Mr. Troise under his Employment Agreement as further described in the narrative to the Summary Compensation Table above. This award was granted under the Company's Equity Plan and one-third of the option vested on January 15, 2017, with one-half of the remaining options scheduled to vest on each of January 15, 2018 and January 15, 2019, subject to Mr. Troise's continued employment with the Company through each applicable vesting date.

(3)
These units represent the equity portion of the 2015 Buy-Out Award granted to Mr. Troise under his Employment Agreement as further described in the narrative to the Summary Compensation Table above. This award was granted as a material inducement of employment with the Company pursuant to Section 303A.08 of the NYSE Listed Company Manual and not under a stockholder approved equity plan. The award vested, or will vest, in the following installments on the following vesting dates, subject to Mr. Troise's continued employment with the Company through each applicable vesting date: (i) 38% vested on January 31, 2016 and was subject to a 12-month holding requirement; (ii) 41% vested on January 31, 2017; and (iii) the remaining 21% will vest on January 31, 2018.

(4)
These units represent the Inducement Equity Award granted to Mr. Troise under his Employment Agreement as further described in the narrative to the Summary Compensation Table above. This award was granted as a material inducement of employment with the Company pursuant to Section 303A.08 of the NYSE Listed Company Manual and not under a stockholder approved equity plan. One-third of the award vested on January 15, 2017 and, provided Mr. Troise remains continuously employed with the Company through the applicable vesting date, the remainder will vest in equal installments on each of January 15, 2018 and January 15, 2019.

(5)
These units represent the restricted stock units (basic and matching stock units) granted in 2013 (for the 2012 performance year) pursuant to the Variable Stock Compensation Program and are described as Market-based Restricted Stock Unit Awards in the Compensation Discussion and Analysis. Messrs. Vigliotti and Boardman were issued 1,042 and 1,035 matching units, respectively, which vested in full on February 22, 2017. The remaining units disclosed represent the unvested basic units granted under the Variable Stock Compensation Program and, except for Mr. Boardman, dividend equivalents that vested in full on February 22, 2017.

(6)
These units represent the restricted stock units (basic and matching stock units) granted in 2014 (for the 2013 performance year) pursuant to the Variable Stock Compensation Program and are described as Time-based Restricted Stock Unit Awards in the Compensation Discussion and Analysis. Messrs. Vigliotti, Boardman, Selway, Phaneuf, and Geyer were issued 1,824, 2,193, 2,007, 2,437 and 1,004 matching units, respectively, which vested in full on February 12, 2017. The remaining units disclosed represent the unvested basic units granted under the Variable Stock Compensation Program and, except for Mr. Boardman, dividend equivalents that vested in full on February 12, 2017.

(7)
These units represent the restricted stock units (basic and matching stock units) granted in 2014 (for the 2013 performance year) pursuant to the Variable Stock Compensation Program and are described as Market-based Restricted Stock Unit Awards in the Compensation Discussion and Analysis. Messrs. Vigliotti, Boardman, Selway and Geyer were issued 1,824, 2,193, 2,007 and 1,004 matching units, respectively, which will vest in full on February 12, 2018 provided the named executive officer remains continuously employed through such vesting date, except that the Compensation Committee has continued the vesting of Mr. Geyer's award in connection with his separation from the Company, and the 90-day average of the Company's common stock price preceding February 12, 2018 is greater than the 90-day average of the Company's common stock price preceding the grant date. The remaining units disclosed represent the unvested basic units granted under the Variable Stock Compensation Program and, except for Mr. Boardman, dividend equivalents; one-half of such units vested on February 12, 2017, and, provided the named executive officer (except for Mr. Geyer) remains continuously employed through the applicable vesting dates, and the 90-day average of the Company's common stock price preceding each of the vesting dates is greater than the 90-day average of the Company's common stock price preceding the grant date, the remainder will vest on February 12, 2018.

(8)
These units represent the restricted stock units (basic and matching stock units) granted in 2015 (for the 2014 performance year) pursuant to the Variable Stock Compensation Program and are described as Time-based Restricted Stock Unit Awards in the Compensation Discussion and Analysis. Messrs. Vigliotti, Boardman, Selway and Geyer were issued 1,781, 2,091, 1,507 and 1,301 matching units, respectively, which will vest in full on February 11, 2018 provided the named executive officer remains continuously employed through, and is in good standing on, such vesting date, except that the Compensation Committee has continued the vesting of Mr. Geyer's award in connection with his separation from the Company. The units disclosed in column (i) for Mr. Phaneuf represent the unearned and unvested matching units at threshold payout. These matching units will vest in full on February 11, 2018 based upon the average of the annual ROE levels achieved during 2015, 2016 and 2017 provided Mr. Phaneuf remains continuously employed through, and is in good standing on, such vesting date. The remaining units disclosed represent basic units granted under the Variable Stock

  Compensation Program and, except for Mr. Boardman, dividend equivalents; one-half of such units vested on February 11, 2017, and, provided the named executive officer (except for Mr. Geyer) remains continuously employed through, and is in good standing on, the applicable vesting date, the remainder will vest on February 11, 2018.

(9)
These units represent the restricted stock units granted in 2015 (for the 2014 performance year) pursuant to the Variable Stock Compensation Program and are described as ROE-based Restricted Stock Unit Awards in the Compensation Discussion and Analysis. The units that were scheduled to vest on February 11, 2017 were forfeited because the Company failed to achieve the threshold ROE level for 2016. The remaining units disclosed in column (i) represent the unearned and unvested basic units granted under the Variable Stock Compensation Program and, except for Mr. Boardman, dividend equivalents at threshold payout. The remaining units disclosed will vest on February 11, 2018 based upon the level of the Company's ROE achieved for 2017, provided the named executive officer remains continuously employed through, and is in good standing on, the applicable vesting date, except that the Compensation Committee has continued the vesting of Mr. Geyer's award in connection with his separation from the Company. The number of ROE-based restricted stock units actually earned pursuant to the award may increase or decrease depending on the level of the Company's ROE for 2017.

(10)
These units represent the special Time-based Restricted Stock Units granted to Messrs. Vigliotti, Boardman, Selway, Phaneuf and Geyer as discretionary awards under the Variable Stock Compensation Program. One-third of these units vested on February 11, 2017, and the remaining units will vest in equal installments on February 11, 2018 and February 11, 2019 provided the named executive officer remains continuously employed through, and is in good standing on, the applicable vesting date, except that the Compensation Committee has continued the vesting of Mr. Geyer's award in connection with his separation from the Company.

(11)
These units represent the restricted stock units (basic and matching stock units) granted in 2016 (for the 2015 performance year) pursuant to the Variable Stock Compensation Program and are described as Time-based Restricted Stock Unit Awards in the Compensation Discussion and Analysis. Messrs. Vigliotti, Boardman, Selway, Phaneuf and Geyer were issued 1,665, 1,753, 1,474, 1,204 and 1,180 matching units, respectively, which will vest in full on February 11, 2019 provided the named executive officer remains continuously employed through, and is in good standing on, such vesting date, except that the Compensation Committee has continued the vesting of Mr. Geyer's award in connection with his separation from the Company. The remaining units disclosed represent basic units granted under the Variable Stock Compensation Program; one-third of such units vested on February 11, 2017, and, provided the named executive officer (except for Mr. Geyer) remains continuously employed through, and is in good standing on, the applicable vesting date, the remainder will vest in equal installments on each of February 11, 2018 and February 11, 2019.

(12)
These units represent the restricted stock units granted in 2016 (for the 2015 performance year) pursuant to the Variable Stock Compensation Program and are described as ROE-based Restricted Stock Unit Awards in the Compensation Discussion and Analysis. These units represent the unearned and unvested basic units granted under the Variable Stock Compensation Program at threshold payout. These units will vest in equal installments on each of February 11, 2018 and February 11, 2019 based upon the level of the Company's ROE achieved for each of the two fiscal years, respectively, that ends immediately prior to the applicable vesting date, provided the named executive officer remains continuously employed through, and is in good standing on, the applicable vesting date, except that the Compensation Committee has continued the vesting of Mr. Geyer's award in connection with his separation from the Company. The number of ROE-based restricted stock units actually earned pursuant to the award may increase or decrease depending on the level of the Company's ROE for each fiscal year.

(13)
These units represent special restricted stock units granted to Mr. Boardman in 2014 pursuant to the Variable Stock Compensation Program (the "Boardman Special Equity Award"). These units vested in full on February 5, 2017.

(14)
These units represent special restricted stock units granted to Mr. Selway as a discretionary award under the Equity Plan (the "Selway Special Equity Award"). These units will vest on February 3, 2018, the third anniversary of the grant date, provided Mr. Selway remains continuously employed by the Company through such vesting date.

(15)
These units represent the initial restricted stock unit award granted to Mr. Lilien in connection with his appointment to the Board. The remaining units disclosed will vest in equal installments on each of May 8, 2017 and May 8, 2018, subject to Mr. Lilien not resigning from the Board prior to any relevant vesting date. Mr. Lilien has elected to defer payout of this award until after his resignation from the Board in accordance with our Directors' Equity Subplan. For more information relating to this award, see Director Compensation above.

(16)
These units represent the Lilien Interim CEO Equity Award. The remaining units disclosed will vest in equal installments on each of October 19, 2017 and October 19, 2018, subject to Mr. Lilien not resigning from the Board prior to any relevant vesting date.

(17)
These units represent the Lilien Annual Non-Employee Director Award granted on the date of our 2016 annual meeting of stockholders under the Directors' Equity Subplan as part of our non-employee director compensation program. The award vests on the day immediately preceding the Company's next annual meeting of stockholders at which directors are elected. For more information relating to this award, see Director Compensation above.

Options Exercised and Stock Vested for 2016 for Named Executive Officers

	Option Awards		Stock Awards

Name	Number of Shares Acquired Upon Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired Upon Vesting (#)(1)		Value Realized Upon Vesting ($)(2)

(a)	(b)	(c)	(d)		(e)
Francis J. Troise	—	—	59,299		1,020,536
Steven R. Vigliotti	—	—	32,702		568,255
Robert J. Boardman	—	—	33,734		585,849
James P. Selway III	—	—	25,782		446,197
Etienne Phaneuf	—	—	29,885	(3)	517,182	(3)
R. Jarrett Lilien	—	—	24,642	(4)	407,355	(4)
William S. Geyer	—	—	19,123		330,720
Michael V. Marrale	—	—	27,222		471,025

(1)
The amounts shown in column (d) represent restricted stock units that vested in 2016.

(2)
Values based on the closing price of our common stock on the NYSE on the vesting date of the underlying shares, or the last trading day immediately prior to the vesting date to the extent the vesting date was not a trading date.

(3)
Pursuant to the terms of our Variable Stock Compensation Program, 13,574 of these units were settled in cash instead of shares.

(4)
2,722 of these units relate to the vesting on June 8, 2016 of the annual restricted stock unit award granted to Mr. Lilien on the date of our 2015 annual meeting of stockholders under the Directors' Equity Subplan as part of our non-employee director compensation program.

Severance and Change-in-Control Arrangements

  Change-in-Control Arrangements

        As of December 31, 2016, the following named executive officers had change-in-control agreements or arrangements with the Company: Messrs. Troise, Vigliotti, Boardman and Selway. Each change-in-control agreement (or Employment Agreement in the case of Mr. Troise) provides for the payment of benefits if the executive's employment is terminated within eighteen months following a Change in Control (defined below), either by the Company not for Cause (defined below) (and not due to the executive's death or disability) or by the executive for Good Reason (as defined in the next paragraph). In addition, if the executive's employment is terminated by the Company other than for

Cause within six months prior to the date of a Change in Control and it is reasonably demonstrated that the termination arose in connection with, or in anticipation of, the Change in Control, the benefits set forth below will be paid to the executive.

        "Good Reason" is defined to include (i) a material reduction in the executive's primary functional authorities, duties or responsibilities (other than, for all the named executive officers except for Mr. Troise, any such reduction resulting merely from an acquisition of the Company and its existence as a subsidiary or division of another entity) or the assignment of duties to the executive inconsistent with those of an executive of the Company; (ii) relocation of the executive's principal job location of more than 35 miles; (iii) material reductions in the executive's base salary or participation in annual incentive compensation plans, other than certain across-the-board reductions; (iv) the failure of the Company to obtain the assumption of the obligations contained in the executive's change-in-control agreement (or Employment Agreement for Mr. Troise) by any successor and (v) a material breach of the change-in-control agreement (or Employment Agreement for Mr. Troise) by the Company (including the Company (a) for Messrs. Troise, Boardman and Selway, decreasing by more than 33% the sum of the executive's base salary and average annual variable incentive compensation for the three years immediately preceding the year of termination of employment (including any variable incentive compensation amounts paid in the form of basic units awarded under the Variable Stock Compensation Program) and (b) for Mr. Vigliotti, decreasing the sum of the executive's base salary and target annual cash incentives by more than 10% (in accordance with the terms of his original change-in-control agreement negotiated at his time of hire in December 2009)). With respect to Mr. Troise, "Good Reason" is defined to also include (a) the removal of Mr. Troise from his office as Chief Executive Officer and (b) the failure of the Company to renew the term of his Employment Agreement. With respect to Mr. Vigliotti, "Good Reason" is defined to also include Mr. Vigliotti no longer reporting directly to the Company's Chief Executive Officer.

        "Cause" is defined to include (i) the executive's willful failure to substantially perform his duties with the Company (other than as a result of the executive's disability); (ii) the executive's gross negligence in the performance of his duties which results in material financial harm to the Company; (iii) the executive's conviction of, or guilty plea, to any felony or any other crime involving the personal enrichment of the executive at the expense of the Company; (iv) the executive's willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; or (v) the executive's willful material violation of any provision of the Company's code of conduct.

        "Change in Control" is deemed to occur (i) if any person, other than the Company or a person related to the Company, is or becomes the beneficial owner of 35% percent or more of the total voting power of all the then-outstanding voting securities; (ii) if a majority of the members of the Company's incumbent board of directors cease to be board members; (iii) upon consummation of a merger, consolidation, recapitalization, or reorganization of the Company or similar transaction affecting the capital structure of the Company in which the Company's existing stockholders or a related person do not continue to own more than 50% of the outstanding voting securities of the surviving entity; (iv) upon consummation of the sale or disposition by the Company of all or substantially all of the Company's assets in which a related person does not continue to own more than 50% of the assets owned by the Company immediately prior to the transaction; or (v) if the stockholders of the Company approve a plan of complete liquidation of the Company.

        The benefits payable are (i) base salary, together with unused accrued vacation, through the date of termination, (ii) a pro-rata variable incentive compensation award for the year of termination based on (x) for Mr. Troise, the variable incentive compensation Mr. Troise would have actually earned for the calendar year in which his date of termination occurs (to be paid as and when variable incentive compensation is payable to other executives for that year) and (y) for the other named executive officers with change-in-control agreements, the average of the executive's variable incentive compensation for the three years immediately preceding the year of termination of employment or such shorter period during which the executive has been employed by the Company and eligible to receive variable incentive compensation (including any variable incentive compensation amounts paid in the form of basic units awarded under the Variable Stock Compensation Program), and (iii) two times (one times in the case of Messrs. Boardman and Selway) the sum of the executive's annual base salary in effect immediately prior to the date of termination or the date of the Change in Control, whichever is higher, plus the average of the executive's variable incentive compensation for the three years immediately preceding the year of termination of employment (including any variable incentive compensation amounts paid in the form of basic units awarded under the Variable Stock Compensation Program), with such amounts to be paid in a lump sum within ten business days after the date of termination of employment, provided that if Mr. Troise's termination occurs prior to January 1, 2018, the annual variable compensation amount under clauses (ii) and (iii) will be no less than $3.5 million. For executives that enter into a change-in-control agreement on or after November 30, 2016, any such payment pursuant to clause (iii) in the preceding sentence will not exceed 2.99 times the sum of annual base salary plus the average of the annual cash bonuses paid to the executive over the prior three years. Mr. Troise's Employment Agreement also provides that he is entitled to receive any unpaid annual variable compensation award for the year prior to the year of termination (based on actual performance), to be paid at the time that such annual variable compensation is paid to active senior executives of the Company.

        In addition, the Company will continue to provide the executive and his or her dependents with health benefits and will pay to the executive an amount in cash equal to the premium cost that the Company would have paid to maintain disability and life insurance coverage for the executive and his or her dependents until the earlier of the end of the two-year period (one-year period in the case of Messrs. Boardman and Selway) following the date of termination or the date on which the executive is eligible to receive substantially comparable benefits through subsequent employment. If any payment under a change-in-control agreement or Mr. Troise's Employment Agreement is subject to an excise tax imposed by Sections 280G and 4999 of the Internal Revenue Code, the amounts payable will be reduced to a level at which no amount is subject to the excise tax, provided that no reduction will be made if the net after-tax benefit, taking into account income, employment and excise taxes, to which the executive would otherwise be entitled without the reduction would be greater than the net after-tax benefit to the executive resulting from receipt of the payments with such reduction. However, in this case, the executive will be responsible for all excise tax payments. Each change-in-control agreement and Mr. Troise's Employment Agreement contains a confidentiality provision that protects the Company's confidential information both during and following the term of the named executive officer's employment. Last, in the event of a dispute under a change-in-control agreement or Mr. Troise's Employment Agreement, the Company will reimburse the executive for reasonable legal fees and expenses incurred in the dispute if the executive prevails on any material claim or defense in the dispute.

        The following table sets forth the estimated total payments, as well as each component of compensation outlined above or in the footnotes to the table below and taken into account in determining the total amounts payable in connection with a Change in Control, that would have been due to each of the named executive officers had a Change in Control and a qualifying termination of employment occurred on December 31, 2016, assuming a per share value of the Company's common stock of $19.74 (which was the closing price per share on December 30, 2016, the last trading day of the year).

Name	Total Cash Severance	Value of Additional Welfare Benefits(1)	Acceleration of Vesting of Restricted Stock Unit Awards and Stock Options, as applicable(2)	Total Change in Control Payments

Francis J. Troise	$12,000,000	$43,751	$5,282,542	$17,326,293
Steven R. Vigliotti	$4,260,000	$43,751	$2,151,305	$6,455,056
Robert J. Boardman(3)	$2,630,989	$3,833	$2,721,238	$5,356,060
James P. Selway III	$2,433,333	$7,684	$2,063,797	$4,504,814

(1)
Value of additional welfare benefits assumes benefits will be provided for a full two years (one year for Messrs. Boardman and Selway), is based on current costs and does not assume increased value for future price increases or ITG providing for executive without the benefit of group rates.

(2)
Under the terms of the applicable award agreements and the Equity Plan including its subplan, the Variable Stock Compensation Program, upon a Change in Control, Time-based Restricted Stock Unit Awards, the Boardman Special Equity Award and the Selway Special Equity Award vest in full and performance-based restricted stock unit awards (including Market-based Restricted Stock Unit Awards and ROE-based Restricted Stock Unit Awards) vest in full based on the greater of (i) the Company's actual performance level achieved with respect to the performance goals as of the occurrence of the Change in Control or (ii) the target performance level as to the performance goals. The amounts in this column reflect the face value of (i) the Time-based Restricted Stock Unit Awards, (ii) the Market-based Restricted Stock Unit Awards assuming that the stock price performance metric was achieved and (iii) the ROE-based Restricted Stock Unit Awards assuming the ROE performance metric was achieved at target. With respect to Mr. Troise's Inducement Equity Award and the equity portion of the 2015 Buy-Out Award, such awards vest in full upon a Change in Control. With respect to Mr. Troise's Sign-On Option Award, the award will become vested and exercisable immediately prior to the effectiveness of a Change in Control and the amounts in this column for Mr. Troise include the spread value relating to the Sign-On Option Award.

(3)
Mr. Boardman's total cash severance and value of additional welfare benefits were converted from GBP to USD at the following exchange rate: 0.7380 GBP:1 USD, which exchange rate represents the average rate of exchange during the 2016 fiscal year.

        In the event that a Change in Control occurred on December 31, 2016 and there was no subsequent qualifying termination of employment, the total payment for each named executive officer would be the amounts set forth under "Acceleration of Vesting of Restricted Stock Unit Awards" above. As noted in the Compensation Discussion and Analysis, a subsequent qualifying termination of employment after a Change in Control will be required to accelerate the vesting for equity awards granted on or after January 23, 2017.

  Employment Agreement with Francis J. Troise

        Mr. Troise's Employment Agreement provides that if his employment with the Company is terminated by the Company without Cause (as defined above), if he terminates employment with the Company for Good Reason (as defined below), or if the Company elects not to renew the Employment Agreement, in each case, prior to a Change in Control of the Company or after the 18 month period following a Change in Control, subject to execution of a release of claims against the Company and its subsidiaries, Mr. Troise will be entitled to:

  •
  A cash amount equal to Mr. Troise's base salary payable through his termination date and a pro-rated portion of the variable incentive compensation he would have actually earned for the calendar year in which his date of termination occurs (to be paid as and when variable incentive compensation is payable to other executives for that year); provided that if the termination is prior to January 1, 2017, the annual variable compensation amount to be prorated will be no less than $3.5 million.

  •
  A cash amount equal to the sum of (x) Mr. Troise's annual base salary at the rate then in effect on the date of his termination and (y) an amount equal to the average variable incentive compensation paid or payable to Mr. Troise with respect to the three calendar years immediately preceding the calendar year of his termination; provided that if the termination occurs prior to January 1, 2018, the annual variable compensation amount will be no less than $3.5 million. The total amount will be paid in installments over the 12-month period following his date of termination and is subject to compliance by Mr. Troise with the applicable employee covenants contained in his Employment Agreement.

  •
  Any unpaid annual variable compensation award for the year prior to the year of termination (based on actual performance), to be paid as and when variable incentive compensation is payable to other executives for that year.

  •
  Continued vesting of all outstanding equity awards held by Mr. Troise that are not vested as of his termination date, as if he had remained employed by the Company through the first anniversary of his termination date; provided that, subject to Mr. Troise's compliance with the applicable employee covenants contained in his Employment Agreement, any unvested portions of the 2015 Buy-Out Award and the Inducement Equity Award will fully vest but continue to be settled over the same vesting schedule as would have been applicable to such awards if such termination of employment had not occurred.

  •
  Vested portions of the Sign-On Option Award will remain exercisable until the earlier of the first anniversary of Mr. Troise's termination date or the expiration of the option in accordance with the terms of the Equity Plan, as applicable, or any successor plan thereto. Any portion of the Sign-On Option Award that vests during the one-year period following Mr. Troise's termination date will remain exercisable until the earlier of the one-year period following the applicable vesting date or the expiration of the option in accordance with the terms of the Equity Plan, as applicable, or any successor plan thereto.

  •
  Continued medical coverage at the level in effect on his date of termination for one year after his date of termination including, if applicable, coverage for his spouse and dependents.

        The following table sets forth the estimated total payments, as well as each component of compensation outlined above and taken into account in determining the total amounts payable that would have been due to Mr. Troise had a qualifying termination of employment occurred on December 31, 2016, assuming a per share value of the Company's common stock of $19.74 (which was the closing price per share on December 30, 2016, the last trading day of the year).

Name	Total Cash Severance	Value of Additional Medical Coverage(1)	Continued Vesting of Restricted Stock Unit Awards and Stock Options(2)	Total Severance Payments

Francis J. Troise	$7,750,000	$21,338	$4,815,396	$12,586,733

(1)
Value of additional medical coverage benefits assumes benefits will be provided for a full year, is based on current costs and does not assume increased value for future price increases or ITG providing such additional benefits without the benefit of group rates.

(2)
This amount reflects the spread value of options vesting during 2017 and the face value of the Inducement Equity Award and equity portion of the 2015 Buy-Out Award.

        If Mr. Troise's employment is terminated on account of his death, permanent disability, voluntary resignation other than for Good Reason or by the Company for Cause, Mr. Troise will be entitled to receive only his base salary through his date of termination, reimbursement of all reimbursable expenses incurred by him prior to such termination, and all other accrued, but unpaid benefits under the Company's benefit plans and programs. In addition, if Mr. Troise's employment is terminated on account of his death or permanent disability, all outstanding equity awards (including the equity award portion of the 2015 Buy-Out Award, the Inducement Equity Award and the Sign-On Equity Award) held by Mr. Troise as of the termination date will become fully vested and exercisable (and any performance objectives applicable to awards will be deemed satisfied as of the termination date) in accordance with the terms of the Equity Plan, as applicable, or any successor plan thereto.

        The Employment Agreement provides that during the term of Mr. Troise's employment with the Company, and for the one-year period after Mr. Troise's termination date, Mr. Troise cannot (i) compete with the Company, (ii) solicit in any way the employees of the Company to terminate their employment, or (iii) solicit in any way the customers, suppliers, clients, brokers, licensees or other business relations of the Company to cease doing business with the Company.

        Prior to a change in control, "Good Reason" is defined to include (i) the material diminution of Mr. Troise's duties, responsibilities, powers or authorities, including the assignment of any duties and responsibilities inconsistent with his position as President and Chief Executive Officer or as the most senior executive officer of the Company; (ii) the removal of Mr. Troise from his office as Chief Executive Officer or the senior-most executive officer of the Company; (iii) the failure to obtain a written assumption of the Employment Agreement by any person acquiring all or substantially all of the assets of the Company; (iv) material reductions in Mr. Troise's base salary or participation in annual incentive compensation plans, other than certain across-the-board reductions, (v) the Company's non-renewal of the term of the Employment Agreement; (vi) a material breach by the Company of its obligations under the terms of the Employment Agreement or (vii) relocation of Mr. Troise's principal place of business to a location more than thirty-five (35) miles from its current location.

  Separation Agreement with William S. Geyer

        Pursuant to our previously-announced management restructuring, Mr. Geyer separated from the Company on November 15, 2016 and ceased serving as our Head of Workflow Technology on that date. In consideration for Mr. Geyer's execution and non-revocation of the Geyer Separation Agreement, including his release of all claims against the Company as set forth in the Geyer Separation Agreement and his agreement to certain restrictive covenants, the Company agreed to pay Mr. Geyer a separation payment of $1,127,000 to be paid within 90 days following the effective date of the Geyer Separation Agreement. In addition, the Company agreed to pay the first 12 months of COBRA coverage for Mr. Geyer or, if earlier, until Mr. Geyer commences full-time employment at another firm. In addition, all outstanding stock unit awards under the Company's Variable Stock Compensation Program that were not already vested as of his separation date will continue to vest as if Mr. Geyer continued in employment with the Company on each applicable vesting date in accordance with the terms of the Variable Stock Compensation Program, provided that he continues to comply with certain provisions in the Geyer Separation Agreement. The Geyer Separation Agreement also contains covenants imposing on Mr. Geyer certain obligations with respect to confidentiality, proprietary information and non-disparagement, and restricting his ability to solicit employees from the Company for a period equal to the greater of (i) nine months from his separation date or (ii) the date on which all of his outstanding stock unit awards have vested and been settled. Mr. Geyer has agreed to cooperate and to generally make himself available in connection with any investigation or legal proceedings involving, or any matter that relates to his employment with, the Company.

  Agreement with Michael V. Marrale

        In connection with the sale of the Company's wholly-owned subsidiary ITG Investment Research, LLC ("Investment Research") to Leucadia National Corporation ("Leucadia"), Mr. Marrale ceased serving in his role as Managing Director and Head of U.S. Research, Sales and Trading of the Company and was no longer an employee of the Company upon the closing of the transaction on May 27, 2016. Pursuant to the Marrale Agreement, Mr. Marrale received a lump sum cash payment equal to $1,915,362, representing $1,536,196 to compensate him for the unvested restricted stock units of the Company that he forfeited and a pro-rata payment of $379,166 to compensate him for the 2016 bonus that he was not entitled to receive, in each case, upon his separation from employment with the Company. This payment is subject to the condition that Mr. Marrale (1) remained an employee in good standing (as defined in the Marrale Agreement) of the Company or one of its subsidiaries through the effective time of the closing on the closing date of the transaction (the "Closing"), (2) commenced employment with Leucadia or any of its affiliates on the Closing, and (3) agrees to repay the payment to Investment Research if he is terminated for cause (as defined in the Marrale Agreement) or violates certain restrictive covenants during the two-year period immediately following the Closing under the following schedule: 100% of the amount, when the termination or violation occurs during the one-year period immediately following the Closing, and 50% of the amount, when the termination or violation occurs during the next following one-year period. For the two-year period following the Closing, Mr. Marrale has agreed not to (i) render services for any organization or engage in any business which is or becomes competitive with the business of Investment Research, its subsidiaries or Jefferies LLC (the "Leucadia Entities"), (ii) induce any customer of any Leucadia Entity to curtail, limit or cancel its business with any Leucadia Entity or solicit a customer of any Leucadia Entity to transact business with a person other than a Leucadia Entity that is in direct competition with the Leucadia Entities and (iii) induce or attempt to influence any employee or contractor of any Leucadia Entity to terminate employment or services with any Leucadia Entity or solicit any employee or contractor of any Leucadia Entity to provide services to a person other than a Leucadia Entity.

 PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables the Company's stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

        As described in detail above under Compensation Discussion and Analysis, our executive compensation programs are designed to attract and retain our named executive officers, who are essential to our success. Under these programs, our named executive officers are rewarded for financial and business results that benefit our stockholders. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the fiscal year 2016 compensation of our named executive officers, the feedback we received from our stockholder engagement on executive compensation and the changes we made to our executive compensation program.

        The Compensation Committee continually reviews the compensation programs for our senior executive team, including our named executive officers, to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

        In accordance with Section 14A of the Exchange Act, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to vote "FOR" the following resolution at the Company's Annual Meeting:

    "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion."

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Although non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders and we will review and consider the voting results when evaluating our executive compensation program in the future.

        Our Board of Directors unanimously recommends that you vote "FOR" this proposal to approve named executive officer compensation.

 PROPOSAL NO. 3
ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

        Every six years, the Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two or three years. Starting with our annual meeting held in 2011, we have held annual votes on the compensation of named executive officers. After careful consideration of this proposal, our Board of Directors continues to believe that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board of Directors recommends submitting this advisory vote to our stockholders annually.

        In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation aligns more closely with our objective to engage in dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.

        In voting on this advisory vote, stockholders should be aware that they are not voting "for" or "against" the Board's recommendation to vote for a frequency of every year for holding future advisory votes on the compensation of our named executive officers. Rather, stockholders will be casting votes to recommend an advisory vote on the compensation of our named executive officers which may be every year, once every two years or once every three years, or they may abstain entirely from voting on the proposal.

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be treated by the Company as the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, the outcome of this advisory vote is not binding on the Board or the Company in any way. Nevertheless, as noted above, our Board of Directors values the opinions of our stockholders and we will review and consider the voting results when making determinations on the frequency of future advisory votes on the compensation of our named executive officers.

        Our Board of Directors unanimously recommends that you vote for the option of "1 YEAR" on the frequency of future advisory votes on the compensation of our named executive officers.

 PROPOSAL NO. 4
VOTE TO APPROVE THE AMENDED AND RESTATED
INVESTMENT TECHNOLOGY GROUP, INC.
2007 OMNIBUS EQUITY COMPENSATION PLAN

        The Company currently maintains the Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan (the "Equity Plan"), which originally became effective on May 8, 2007 upon approval by the stockholders of the Company. The Equity Plan is the only equity compensation plan from which the Company can grant discretionary equity awards. On April 18, 2017, our Board of Directors approved an amendment and restatement of the Equity Plan (the "Amended Plan"), subject to stockholder approval. Our Board of Directors has directed that the proposal to approve the Amended Plan be submitted to our stockholders for their approval at the Annual Meeting.

        Stockholder approval of the Amended Plan is being sought (i) to authorize additional shares for issuance under the Amended Plan, (ii) to meet the NYSE listing requirements, (iii) so that compensation attributable to grants and variable incentive compensation awards under the Amended Plan may (but is not required to) qualify for an exemption from the $1 million deduction limit under section 162(m) of the Internal Revenue Code (see Certain Federal Income Tax Consequences, below) and (iv) in order for incentive stock options to meet the requirements of the Internal Revenue Code. No grants have been, or will be, made under the Amended Plan that are contingent upon approval of this proposal by our stockholders at the Annual Meeting.

        The principal changes made by the Amended Plan include the following:

  •
  Increase in the total number of shares of common stock reserved and available for issuance under the Amended Plan by an additional 2,090,000 shares, subject to adjustments as described in the Amended Plan;

  •
  Clarify that grants made under the Amended Plan will not vest prior to the one-year anniversary of the date of grant, except in limited circumstances set forth in the Amended Plan;

  •
  Clarify that shares withheld or surrendered for payment of taxes with respect to any grant under the Amended Plan will not be available for re-issuance;

  •
  Provide that shares repurchased by the Company in the open market with the proceeds from the exercise of stock options will not be available for re-issuance under the Amended Plan;

  •
  Amend the limitation on the size of awards that may be granted to any non-employee member of our Board of Directors in any calendar year from a maximum of 100,000 shares to a maximum aggregate value of $600,000 (measured on the date of grant and determined by the Compensation Committee in its sole discretion);

  •
  Remove discretion of the Compensation Committee to provide for a different definition of change in control in a grant agreement;

  •
  Provide that the number of shares subject to incentive stock option awards made on or after June 8, 2017 may not exceed the aggregate number of shares that may be issued under the Amended Plan, subject to adjustments as described in the Amended Plan;

  •
  Provide that dividends on all stock awards shall only vest and be paid to the extent the underlying stock awards vest and are paid, rather than just those stock awards that vest based on performance as currently set forth in the Equity Plan; and

  •
  Make other administrative changes and changes to comply with current law and best practices.

        If our stockholders do not approve the Amended Plan at the Annual Meeting, (i) the Equity Plan will continue in accordance with its terms as currently in effect and none of the above listed plan changes will be effective and (ii) no additional shares of common stock will be reserved and available for issuance under the Equity Plan, unless subsequently increased by our Board of Directors with the approval of stockholders. If our stockholders approve the Amended Plan, the Amended Plan will apply only to awards granted on or after June 8, 2017, and grants made prior to June 8, 2017 shall continue to be governed by the applicable grant agreements and the terms of the Equity Plan without giving effect to changes made by the Amended Plan.

Determination of Shares to be Available for Issuance under the Amended Plan

        As of April 1, 2017, which date follows the equity grants made to our employees, including our senior executives, in January 2017 for the 2016 compensation year, there were 1,143,920 shares of our common stock remaining available for issuance under the Equity Plan. As of April 1, 2017, the Company had 196,851 stock options outstanding with a weighted average exercise price of $16.18 and a weighted average remaining term of 3.79 years, and 2,946,479 restricted share and stock unit awards outstanding under the Equity Plan. Of those 2,946,479 outstanding restricted share and stock unit awards, (i) 113,008 represent deferred share units received by certain non-employee directors either (a) as payment of the annual retainer fees pursuant to the Directors' Retainer Fee Subplan or (b) in connection with initial, annual or special restricted stock units granted pursuant to the Directors' Equity Subplan, which are, in each case, fully vested and non-forfeitable and (ii) 2,833,471 are unvested, each as of April 1, 2017. Additionally, as of April 1, 2017, we have an aggregate of 122,998 stock units outstanding relating to the equity portion of the 2015 Buy-Out Award and Inducement Equity Award granted to Mr. Troise as a material inducement of employment with the Company pursuant to Section 303A.08 of the NYSE Listed Company Manual and not under a stockholder approved equity plan.

        Our Board of Directors believes that being able to grant equity awards to our employees and non-employee directors furthers our compensation strategy. Our ability to attract, retain and motivate top-quality employees and non-employee directors is material to our success. Our Board of Directors believes that our interests and our stockholders' interests will be advanced if we can offer our employees and non-employee directors the opportunity to acquire a, or increase their, proprietary interest in the Company by receiving awards under the Amended Plan. However, as of our 2017 compensation year, there may be an insufficient number of shares remaining available for future grants under the Equity Plan to properly incentivize our executives and other employees.

        In determining the additional number of shares to reserve under the Amended Plan, our Compensation Committee and the Board of Directors considered a number of additional factors, including the number of shares currently available under the Equity Plan, our past share usage (i.e., our "burn rate"), the effect of stock repurchases over the last two years on the burn rate, the number of shares needed for future grants, a dilution analysis, positions of stockholder advisory firms and input from our stockholders. At its April 18, 2017 meeting, our Board of Directors determined, based on the Compensation Committee's recommendation, that an additional 2,090,000 shares would be an appropriate increase to the number of shares reserved for issuance under the Amended Plan because (a) the stockholder value transfer costs percentage, which is a measure of costs of the plan to stockholders, was within a reasonable range based on industry trends, revenue, market cap and other Company-specific factors, (b) the additional shares represent approximately 5.3% of diluted shares of our common stock (where diluted shares refers to the number of outstanding shares held by stockholders, plus the number of shares subject to outstanding grants under the Equity Plan, plus the number of shares remaining available for issuance under the Equity Plan but not subject to previously exercised, vested or paid grants, plus the number of shares subject to outstanding grants that are not under the Equity Plan, in each case, as of April 1, 2017, plus the additional shares), which represents a reasonable amount of potential equity dilution and will allow the Compensation Committee to continue to use equity awards as an important component of the Company's equity compensation program and

(c) our three-year average burn rate is approximately 5.05%, which is within a reasonable range based on our industry group and stock volatility. Our current three-year average burn rate has trended up slightly primarily due to (i) certain members of senior management and other employees receiving restricted stock unit awards for retention purposes in the fall of 2015 to ensure stability of the Company's business in light of the announcement of the 2015 SEC Settlement, (ii) the one-time replacement awards provided to Mr. Troise in January 2016 to replace certain compensation that he forfeited when he left his prior employer as well as his Sign-On Option Award and (iii) our history of managing capital through our stock repurchase program, which has been favorable for our stockholders even though it has increased our burn rate.

        A summary of the restricted share and stock unit awards granted by the Company from 2014 through 2016 is set forth in Note 19 to the Company's consolidated financial statements included in the 2016 Annual Report; specifically (i) the table set forth on page 79 of the 2016 Annual Report and (ii) the deferred share units or common stock granted to the directors as noted on page 81 of the 2016 Annual Report. In addition, our Board of Directors believes that the availability of an additional 2,090,000 shares under the Amended Plan will ensure that we can continue to achieve our compensation strategy, which includes the alignment of compensation with our stockholders' interests. It is not possible to accurately predict the number of years over which the number of shares available for future grants, including the additional 2,090,000 shares under the Amended Plan, will be utilized. However, based on our historic and projected future usage patterns, we estimate that, assuming the 2,090,000 additional shares are approved by stockholders, the shares available for issuance under the plan will be sufficient to provide grants for the next two (2) years after 2017. This could change based on a variety of different factors, including but not limited to actual award activity which is in the discretion of the Compensation Committee, the market value of our common stock, the mix of cash and equity awards provided as long-term incentive compensation, payout of performance stock unit awards in excess of target in the event of superior performance and hiring activity.

        If the Amended Plan is approved by our stockholders at the Annual Meeting, the maximum number of shares reserved for issuance under the Amended Plan for awards granted on or after June 8, 2017 will be 6,180,399, which is calculated as follows: (i) 2,090,000 new shares, plus (ii) 2,946,479 shares, which is the number of shares subject to outstanding grants under the Equity Plan as of April 1, 2017, plus (iii) 1,143,920, which is the number of shares remaining available for issuance under the Equity Plan but not subject to previously exercised, vested or paid grants as of April 1, 2017, subject to adjustments as described under "Adjustment Provisions" below.

        The material terms of the Amended Plan are summarized below. A copy of the full text of the Amended Plan is attached to this Proxy Statement as Appendix A. This summary of the Amended Plan is not intended to be a complete description of the Amended Plan and is qualified in its entirety by the actual text of the Amended Plan to which reference is made.

Material Features of the Amended Plan

        General.    The Amended Plan provides that grants may be made in any of the following forms: (i) Incentive Stock Options, (ii) Nonqualified Stock Options (together with Incentive Stock Options, "options"), (iii) stock units, (iv) stock, (v) dividend equivalents and (vi) stock appreciation rights ("SARs") and other stock-based awards. If and to the extent options and SARs granted under the Amended Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock units, stock, or other stock-based awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such grants will become available again for purposes of the Amended Plan. To the contrary, shares of our common stock surrendered in payment of the exercise price of a stock option and shares withheld or surrendered for payment of taxes with respect to all grants made under the Amended Plan will not be available for re-issuance under the Amended Plan. If shares are repurchased by the Company on the open market with the proceeds of the exercise price of stock options, such shares shall not be available for re-issuance under the Amended Plan. If SARs are exercised and settled in our common stock, the gross number of shares subject to the SARs will be considered issued under the Amended Plan, without regard to the actual number of shares issued upon settlement of the SARs. To the extent grants under the Amended Plan are paid in cash, and not in shares of our common stock, any shares previously subject to such grants will become available again for purposes of the Amended Plan.

        The Amended Plan provides that the maximum aggregate number of shares of our common stock with respect to which grants may be made to any employee during any calendar year is 1 million shares, subject to adjustment as described below. An employee may not accrue cash dividends, dividend equivalents and dividends on performance-based grants during any calendar year in excess of $1 million. No dividends will be paid on the shares of stock subject to a stock option or SAR. The maximum aggregate value (measured on the date of grant and determined by the Compensation Committee in its sole discretion) of grants to any of our non-employee directors during any calendar year may not exceed $600,000, provided that this limit shall not apply to any grant pursuant to a non-employee director's election to receive a grant in lieu of a cash retainer or other fees. All grants under the Amended Plan will be expressed in shares of our common stock. Stockholder approval of this Proposal will also constitute a reapproval of the foregoing 1 million share limitation and $1 million limitation for purposes of Section 162(m) of the Internal Revenue Code. The employee share limitation will assure that any deductions to which we would otherwise be entitled, either upon the exercise of stock options or SARs granted under the Amended Plan with an exercise price per share equal to the fair market value per share of our common stock on the grant date or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m). In addition, shares, stock units, dividend equivalents and other stock-based awards issued under the Amended Plan may be (but are not required to be) structured to qualify as performance-based compensation that is not subject to the section 162(m) limitation, as determined by our Compensation Committee, if the issuance of those shares, stock units, dividend equivalents and other stock-based awards is approved by the Compensation Committee and the vesting is tied to the attainment of the corporate performance objectives discussed below in the section entitled "Qualified Performance-Based Compensation."

        Administration.    The Amended Plan will be administered and interpreted by the Compensation Committee, or such other committee of non-employee directors appointed by our Board of Directors to administer the Amended Plan.

        The Compensation Committee may:

  •
  appoint an administrative committee comprised of Company employees to perform ministerial functions under the Amended Plan.

  •
  determine the individuals to whom grants will be made under the Amended Plan.

  •
  determine the type, size, terms and conditions of the grants.

  •
  determine when grants will be made.

  •
  establish any performance goals for grants.

  •
  determine the duration of any applicable exercise or restriction period, including the criteria for exercisability or vesting and any acceleration of exercisability or vesting (subject to the vesting restriction described below).

  •
  amend the terms and conditions of any previously issued grant, subject to the limitations described below.

  •
  deal with any other matters arising under the Amended Plan.

        Eligibility for Participation.    All of our employees as well as all of our non-employee directors are eligible to receive grants under the Amended Plan. As of April 1, 2017, approximately 961 employees and 7 non-employee directors were eligible to receive grants under the Amended Plan. The Compensation Committee is authorized to select the persons to receive grants from among those eligible and to determine the number of shares of our common stock that are subject to each grant.

  Types of Awards.

        Options.    The Compensation Committee may:

  •
  grant options intended to qualify as ISOs within the meaning of Section 422 of the Internal Revenue Code to employees of the Company.

  •
  grant NQSOs to anyone eligible to participate in the Amended Plan.

  •
  fix the exercise price per share of options on the date of grant. The exercise price of options granted under the Amended Plan may be equal to or greater than the last reported sale price of the underlying shares of our common stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO granted to such person must be at least 110% of the last reported sale price of a share of our common stock on the date of grant. To the extent that the aggregate fair market value of shares of our common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

  •
  determine the term of each option; provided, that the term may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term of the ISO may not exceed five years from the date of grant.

  •
  determine the terms and conditions of options, including when they become exercisable. A grantee may exercise an option by delivering notice of exercise to the Company. The grantee will pay the exercise price and any withholding taxes for the option: (i) in cash, (ii) if the Compensation Committee permits, by delivering shares of our common stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price or by attestation to ownership of shares of our common stock having an aggregate fair market value on the date of exercise equal to the exercise price, (iii) by net exercise, (iv) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve board of directors, or (v) by such other method as the Compensation Committee may approve.

  •
  determine under what circumstances, if any, and during what time periods a grantee may exercise an option after termination of employment or service.

        Stock.    The Compensation Committee may:

  •
  grant stock awards to anyone eligible to participate in the Amended Plan.

  •
  require that grantees pay consideration for the stock and may impose restrictions on the stock.

  •
  determine whether restrictions will lapse over a period of time or according to such other criteria as the Compensation Committee determines.

  •
  determine the number of shares of our common stock subject to the grant of stock and the other terms and conditions of the grant.

  •
  determine to what extent and under what conditions grantees will have the right to vote shares of our common stock and to receive dividends paid on such shares during the restriction period.

  •
  determine whether a grantee is entitled to dividends with respect to stock awards, provided that dividends will only be paid if and to the extent that the underlying stock awards vest and are paid.

  •
  determine whether accumulated dividends will accrue interest and will be paid in cash or in such other form as dividends are paid on our common stock.

  •
  determine in the grant agreement under what circumstances, if any, a grantee may retain stock after termination of employment or service, and the circumstances under which stock may be forfeited.

        Stock Units.    The Compensation Committee may:

  •
  grant stock units to anyone eligible to participate in the Amended Plan. Each stock unit provides the grantee with the right to receive a share of our common stock or an amount based on the value of a share of our common stock at a future date.

  •
  determine the number of stock units that will be granted, whether stock units will become payable based on achievement of performance goals or other conditions, and the other terms and conditions applicable to stock units.

  •
  provide that stock units will be paid at the end of a specified period or deferred to a later date.

  •
  determine whether a stock unit will be paid to the grantee in cash, in shares of our common stock, or in a combination of cash and shares of our common stock.

  •
  determine in the grant agreement under what circumstances, if any, a grantee may retain stock units after termination of employment or service, and the circumstances under which stock units may be forfeited.

        SARs and Other Stock-Based Awards.    The Compensation Committee may:

  •
  grant SARs to anyone eligible to participate in the Amended Plan in connection with, or independently of, any option granted under the Amended Plan. Upon exercise of a SAR, the grantee will receive an amount equal to the excess of the fair market value of our common stock on the date of exercise over the base amount for the SAR. Payment will be made in shares of our common stock, cash or a combination of the two. Cash will be paid in lieu of fractional shares.

  •
  determine the base amount of each SAR which will be equal to the per share exercise price of the related option or, if there is no related option, an amount that is at least equal to the fair market value of a share of our common stock on the date of grant of the SAR.

  •
  determine the terms and conditions of SARs, including when they become exercisable.

  •
  determine the term of each SAR; provided that the term may not exceed ten (10) years from the date of grant.

  •
  determine whether SARs must be exercised while the grantee is employed by or providing service to the Company or within a specified period of time after termination of such employment or service.

  •
  determine under what circumstances, if any, and during what time periods a grantee may exercise an SAR after termination of employment or service.

  •
  grant other stock-based awards that are based on, measured by or payable in, shares of our common stock to employees or directors.

  •
  determine whether other stock-based awards will be granted subject to performance goals or other conditions.

  •
  determine in the grant agreement whether other stock-based awards will be paid in cash or in shares of our common stock, or a combination of the two.

  •
  determine whether a grantee is entitled to dividends with respect to other stock-based awards, provided that dividends will only be paid if and to the extent that the underlying other stock-based awards vest and are paid.

        Dividend Equivalents.    The Compensation Committee may:

  •
  grant dividend equivalents in connection with any grants, provided that (i) dividend equivalents with respect to stock units (including those that vest on the achievement of performance goals) and other stock-based awards shall vest and be paid only if and to the extent that the underlying stock units vest and are paid and (ii) in no event may dividend equivalents be granted with respect to options and SARs. A dividend equivalent is an amount determined by multiplying the number of shares of common stock subject to the grant by the per-share dividend paid by us on our common stock.

  •
  determine whether dividend equivalents will be paid to grantees currently or will be deferred.

  •
  determine whether dividend equivalents will be accrued as a cash obligation, or will be converted to stock units.

  •
  determine in the grant agreement, whether deferred dividend equivalents will accrue interest.

  •
  provide that dividend equivalents will be payable based on the achievement of performance goals.

  •
  determine whether dividend equivalents will be paid in cash or shares of our common stock, or a combination of the two.

        Qualified Performance-Based Compensation.    The Compensation Committee:

  •
  may impose objective performance goals that must be met with respect to grants of stock units, stock, dividend equivalents or other stock-based awards granted to employees under the Amended Plan, in order for the grants to be considered qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (see Certain Federal Income Tax Consequences, below).

  •
  will establish in writing the performance goals that must be met, the applicable performance period, the amounts to be paid if the performance goals are met, and any other conditions, prior to, or soon after the beginning of, the performance period with respect to grants intended to be considered qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

  •
  may provide in the grant agreement that qualified performance-based grants will be payable or restrictions on such grants will lapse, in whole or part, in the event of the grantee's death or disability during the performance period, a change in control, or under other circumstances consistent with Treasury Regulations. The performance goals, to the extent designed to meet the requirements of Section 162(m) of the Internal Revenue Code, will be based on one or more of the following measures: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Compensation Committee or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. If dividend equivalents are granted as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, the grantee may not accrue more than $1 million of such dividend equivalents during any calendar year.

        Deferrals.    The Compensation Committee may:

  •
  permit or require grantees to defer receipt of the payment of cash (including dividend equivalents) or the delivery of shares of our common stock that would otherwise be due to the grantee in connection with any stock units or other stock-based awards under the Amended Plan.

  •
  establish the rules and procedures applicable to any such deferrals, subject to compliance with Section 409A of the Code.

        Adjustment Provisions.    If there is any change in the number or kind of shares of our common stock by reason of a stock dividend, spinoff, stock split or reverse stock split, or by reason of a combination, reorganization, recapitalization or reclassification affecting the outstanding common stock as a class without the Company's receipt of consideration, the maximum number of shares of our common stock available for grants, the maximum number of shares of our common stock that any individual participating in the Amended Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under the Amended Plan and outstanding grants, and the price per share of outstanding grants shall be equitably adjusted by the Compensation Committee, as the Compensation Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of our common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under grants. In addition, the Compensation Committee shall have discretion to make the foregoing equitable adjustments in any circumstances in which an adjustment is not mandated by the foregoing or applicable law, including in the event of a change in control. Any fractional shares resulting from such adjustment will be eliminated.

        Vesting Restriction.    Grants under the Amended Plan shall provide that they will not vest prior to the one-year anniversary of the date of grant except as may be provided in the event of a grantee's death or disability, or in the event of a change in control or certain other corporate transactions or events pursuant to which grants may be adjusted under the adjustment provisions of the Amended Plan (as described above), and up to 5% of the shares reserved for issuance under the Amended Plan may be subject to grants that are not subject to this restriction.

        Change in Control.    Unless the Compensation Committee determines otherwise, if a change in control occurs in which the Company is not the surviving corporation (or the Company survives only as a subsidiary of another corporation), all outstanding grants that are not exercised or paid at the time of the change in control will be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

        Unless the grant agreement provides otherwise, if a grantee's employment is terminated (i) by the Company and its subsidiaries without cause (excluding on account of death or disability) within six months prior to a change in control, and it is reasonably demonstrated that such termination (A) was at the request of a third party who has taken steps reasonably calculated or intended to effect a change in control or (B) otherwise arose in connection with or anticipation of a change in control, or (ii) (A) by the Company and its subsidiaries without cause (excluding on account of death or disability), (B) by the grantee for good reason, (C) by the Company and its subsidiaries on account of the grantee's disability or (D) on account of the grantee's death, in each case, upon or following a change in control and during the period in which any of such grantee's grants are subject to vesting or exercisability restrictions, the grantee's outstanding grants will become fully vested and exercisable. If the vesting of any such grants is based, in whole or in part, on performance, the applicable subplan or grant agreement will specify how the portion of the grant that becomes vested upon termination will be calculated. To the extent options and stock appreciation rights vest and become exercisable in accordance with the foregoing, they will remain exercisable for the earlier of (i) 12 months following the termination of the grantee's employment or service or (ii) the expiration of the grant's term.

        In addition, in the event of a change in control, the Compensation Committee may, except as otherwise provided in any grantee's equity grant agreement, take any of the following actions with respect to any or all outstanding grants under the Amended Plan, without the consent of the grantee:

  •
  determine that outstanding options and SARs become fully exercisable, and restrictions on outstanding stock awards and stock units will lapse as of the date of the change in control or at such other time as the Compensation Committee determines.

  •
  require that grantees surrender their options and SARs in exchange for one or more payments by the Company, in cash or shares of our common stock as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value of the shares subject to the grantee's unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable.

  •
  after giving grantees the opportunity to exercise their options and SARs, terminate any or all unexercised options and SARs at such time as the Compensation Committee determines appropriate.

  •
  with respect to grantees holding stock units, other stock-based awards or dividend equivalents, determine that such grantees will receive one or more payments in settlement of such stock units, other stock-based awards or dividend equivalents, in an amount and form and on terms determined by the Compensation Committee.

  •
  if the Company is the surviving corporation, determine that grants will remain outstanding after the change in control.

        If the per share fair market value of our common stock does not exceed the per share exercise price or base amount, as applicable, the Company will not be required to make any payment to the grantee upon surrender of the option or SAR.

        Transferability of Grants.    Only the grantee may exercise rights under a grant during the grantee's lifetime. A grantee may not transfer those rights except by will or the laws of descent and distribution; provided, however, that a grantee may transfer a grant other than an ISO pursuant to a domestic relations order. The Compensation Committee may also provide, in a grant agreement, that a grantee may transfer NQSOs to his or her family members, or one or more trusts or other entities for the benefit of, or owned by, such family members, consistent with applicable securities laws, according to such terms as the Compensation Committee may determine.

        Grantees Outside the United States.    If any individual who receives a grant under the Amended Plan is subject to taxation in a country other than the United States, the Compensation Committee may make the grant on such terms and conditions as the Compensation Committee determines appropriate to comply with the laws of the applicable country.

        No Repricing of Options or SARs.    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or the base amount of outstanding SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or a base amount that is less than the base amount for the original SARs or (iii) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

        Recoupment Policy.    All grants under the Amended Plan will be subject to any compensation clawback or recoupment polices that may be applicable to any employee, as in effect from time to time and as approved by our Board of Directors or the Compensation Committee.

        Statute of Limitations.    A grantee or any other person filing a claim for benefits under the Amended Plan must file the claim within one year after the grantee or other person knew or reasonably should have known of the principal facts on which the claim is based.

        Amendment and Termination of the Amended Plan.    The Board of Directors may amend or terminate the Amended Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements. The Amended Plan will terminate on June 10, 2025, unless the Amended Plan is terminated earlier by the Board of Directors or is extended by the Board of Directors with stockholder consent.

        Grants Under the Amended Plan.    Grants under the Amended Plan are discretionary, so it is not currently possible to accurately predict the number of shares of our common stock that will be granted or who will receive grants under the Amended Plan after the Annual Meeting. Information regarding our recent grant practices, including under the Equity Plan, is presented in the Equity Compensation Plan Information Table, and in the Summary Compensation Table and these related tables: Grants of Plan-Based Awards, Outstanding Equity Awards for Named Executive Officers at December 31, 2016, and Options Exercised and Stock Vested for 2016 for Named Executive Officers, elsewhere in this Proxy Statement, and in our financial statements for the fiscal year ended December 31, 2016, in the 2016 Annual Report. The last sale price of our common stock on April 3, 2017 was $19.96 per share.

Certain Federal Income Tax Consequences

        The federal income tax consequences of grants under the Amended Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

        From the grantees' standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the Amended Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gains when the shares of our common stock are sold. The tax rate applicable to capital gains will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gains income recognized by the grantee.

        Exceptions to these general rules arise under the following circumstances:

        If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment- or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under Section 83(b) of the Internal Revenue Code.

        If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

        A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Internal Revenue Code and the requirements of Section 409A of the Internal Revenue Code are not satisfied.

        Section 162(m) of the Internal Revenue Code generally disallows a publicly held corporation's tax deduction for compensation paid to its Chief Executive Officer or any of its four other most highly-compensated officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the Amended Plan will be qualified performance-based compensation. Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the Amended Plan may be designated as qualified performance-based compensation if the Compensation Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Internal Revenue Code. The Company believes that tax deductibility of compensation is an important factor, but not the sole or primary factor, in setting executive compensation policy or in rewarding superior executive performance. Accordingly, although the Company generally intends to consider whether to structure grants to meet the exception under Section 162(m) for qualified-performance-based compensation, thus avoiding the potential loss of a tax deduction due to the $1 million limitation on deductibility under Section 162(m), it reserves the right to make grants under the Amended Plan that are not deductible in such circumstances as it deems appropriate.

        We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. Unless otherwise determined by the Compensation Committee, our withholding obligation with respect to grants paid in shares of our common stock will be satisfied by having shares withheld, at the time the grants become taxable.

        The Board of Directors unanimously recommends a vote "FOR" the approval of the Amended Plan.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2016 with respect to the shares of common stock that may be issued to our employees and directors under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(c)(d)

Equity compensation plans approved by security holders(a)	3,122,544	$16.18	2,467,774
Equity compensation plans not approved by security holders(e)	232,105	—	—
Total	3,354,649	$16.18	2,467,774

(a)
Consists of the Equity Plan (including its subplans) and the ESPP.

(b)
The weighted average exercise price relates to outstanding options only. Shares underlying time- and performance-based stock units are deliverable without the payment of any consideration, and therefore these awards have not been taken into account in calculating the weighted-average exercise price. If such awards were taken into account in such calculation, the weighted-average exercise price would be $1.02 for equity compensation plans approved by stockholders.

(c)
Shares remaining available for future issuance under the various plans include: (i) 2,208,407 securities to be issued pursuant to the Equity Plan (including its subplans) and (ii) 259,367 securities to be issued pursuant to the ESPP.

(d)
As of April 1, 2017, which date follows the equity grants made to our employees, including our senior executives, in January 2017 for the 2016 compensation year, there were 1,143,920 shares of our common stock remaining available for issuance under the Equity Plan. As of April 1, 2017, the Company had 196,851 stock options outstanding with a weighted average exercise price of $16.18 and a weighted average remaining term of 3.79 years, and 2,946,479 restricted share and stock unit awards outstanding under the Equity Plan. Of those 2,946,479 outstanding restricted shares and stock units, (i) 113,008 represent deferred share units received by certain non-employee directors either (a) as payment of the annual retainer fees pursuant to the Directors' Retainer Fee Subplan or (b) in connection with initial, annual or special restricted stock units granted pursuant to the Directors' Equity Subplan, which are, in each case, fully vested and non-forfeitable and (ii) 2,833,471 are unvested, each as of April 1, 2017. Additionally, as of April 1, 2017, we have an aggregate of 122,998 stock units outstanding relating to the equity portion of the 2015 Buy-Out Award and Inducement Equity Award granted to Mr. Troise as a material inducement of employment with the Company pursuant to Section 303A.08 of the NYSE Listed Company Manual and not under a stockholder approved equity plan.

(e)
Consists of shares of Company common stock that may be issued under the award agreements entered into with Mr. Troise relating to the 2015 Buy-Out Award and the Inducement Equity Award as a material inducement of employment with the Company pursuant to Section 303A.08 of the NYSE Listed Company Manual.

 PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP ("KPMG") was our independent registered public accounting firm for the years ended December 31, 2016 and 2015. On February 23, 2017, KPMG was appointed by the Audit Committee to serve as our independent registered public accounting firm for 2017.

        The ratification of the appointment of KPMG is being submitted to the stockholders at the Annual Meeting. If such appointment is not ratified, the Audit Committee and the Board of Directors will reconsider such appointment.

        Our Board of Directors unanimously recommends that you vote "FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for the 2017 fiscal year.

        A representative of KPMG, the independent auditor who audited our consolidated financial statements for 2016, is expected to be present at the Annual Meeting to respond to appropriate questions of stockholders and will have the opportunity to make a statement if he or she so desires.

Fees to our Independent Registered Public Accounting Firm

        The following table presents fees for professional services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2016 and 2015, and fees billed for audit-related services, tax services and all other services rendered by KPMG for such periods.

	2016	2015

	(in thousands)
Audit fees(1)	$2,250	$2,269
Audit-related fees(2)	61	55
Tax fees(3)	423	178
All other fees(4)	11	100

Total	$2,745	$2,602

(1)
The aggregate fees incurred include amounts for the audit of our annual financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and amounts for the audit of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, including in each case services related thereto such as statutory audits, consents, and assistance with, and review of, documents filed with the SEC and other regulatory bodies.

(2)
The audit-related fees for 2016 primarily relate to attestation services provided to our three U.S. broker-dealers and an IT attestation engagement, and the audit-related fees for 2015 primarily relate to system implementation testing.

(3)
The aggregate fees incurred for tax services include amounts in connection with tax compliance and tax consulting services.

(4)
The all other fees for 2016 primarily relate to the licensure of a tool used in regulatory filings, and the all other fees for 2015 primarily relate to services in connection with a SOC 2 audit report.

Pre-approval of Services by the Independent Registered Public Accounting Firm

        The Audit Committee has adopted policies and procedures for pre-approval of audit and permitted non-audit services by our independent auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its independent auditor and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, pre-approve specific engagements that were not previously pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or earlier if required.

        The Audit Committee has authorized the Company's Chief Financial Officer to engage the Company's independent auditor to perform special non-audit projects (including tax compliance projects), provided that (a) to the extent that the aggregate fees payable in respect of one or more projects between scheduled meetings of the Audit Committee are less than or equal to $100,000, the Company's Chief Financial Officer will obtain prior approval from the Audit Committee's Chair, and the independent auditor will provide a written description and be available to discuss the service with the Audit Committee's Chair prior to approval, (b) to the extent the fees payable in respect of a project are expected to exceed $100,000, or the project would result in the Audit Committee's Chair exceeding the aggregate $100,000 limit between scheduled meetings of the Audit Committee, separate prior Audit Committee approval shall be obtained and the independent auditor will provide a written description and be available to discuss the service with the Committee prior to approval and (c) the subject matter of such projects is permitted to be performed under the SEC's and the PCAOB's independence rules. Any projects approved in accordance with (a) will be brought to the attention of the Audit Committee at its next meeting.

        The Audit Committee will regularly review summary reports detailing all services being provided to ITG by its independent auditor.

REPORT OF THE AUDIT COMMITTEE

        At the time of this report, the Audit Committee of ITG's Board of Directors was composed of four non-employee directors. The Board of Directors has determined that each of those directors satisfied independence requirements, financial literacy and other criteria established by NYSE listing standards. Our Audit Committee charter is available on our website at www.itg.com/corporategovernance/. This charter complies with requirements imposed upon audit committees under the Sarbanes-Oxley Act and under the NYSE listing standards.

        The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by ITG for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to assist the Board in oversight of (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent registered public accounting firm's ("independent auditor's") qualifications and independence and (4) the performance of the Company's internal audit function and independent auditors. Management has the primary responsibility for ITG's consolidated financial statements and the reporting process, including the internal control systems. ITG's independent auditors are responsible for the integrated audit of the consolidated financial statements and internal control over financial reporting.

        KPMG LLP ("KPMG") served as ITG's independent auditor for 2016, and the Audit Committee has recommended that KPMG be elected in that capacity for 2017. See "Ratification of Appointment of Independent Registered Public Accounting Firm."

        The Audit Committee has reviewed and discussed with management and KPMG representatives ITG's audited consolidated financial statements for the year ended December 31, 2016. It has also discussed with KPMG the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has received the written disclosures from KPMG in accordance with the applicable requirements of the PCAOB regarding KPMG's independence and has discussed with KPMG the auditors' independence. We have determined that KPMG's provision of certain limited non-audit services is compatible with their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2016 be included in ITG's 2016 Annual Report.

Audit Committee

Lee M. Shavel, Chairman
Brian G. Cartwright
Timothy L. Jones
Kevin J. Lynch

CONTACTING THE BOARD OF DIRECTORS

        You or any interested party may communicate with our Board of Directors, including our non-management directors and the Chair of the Audit Committee, by sending a letter addressed to the ITG Board of Directors or any individual director, c/o Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, 5th Floor, New York, New York 10006, Attention: Corporate Secretary. Any complaints or concerns relating to ITG's accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee. Other concerns will be referred to the Chair of the Board with a copy to the Chair of the Nominating and Corporate Governance Committee. Any complaints or concerns may be reported anonymously or confidentially. ITG strictly prohibits any retaliation for reporting a possible violation of law, ethics, or firm policy regardless of whom the report concerns.

WHERE YOU CAN FIND MORE INFORMATION

        As required by law, we file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about our Company. You can inspect and copy these materials at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can obtain information about the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet Site that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC. The SEC's Internet address is http://www.sec.gov. You can also inspect these materials of our Company at the offices of the NYSE, 20 Broad Street, New York, New York 10005 and on our website at http://investor.itg.com.

        If you are one of our stockholders and would like to receive a copy of any document referred to in this Proxy Statement, you should call or write to Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, 5th Floor, New York, New York 10006, Attention: Investor Relations (telephone: (800) 991-4484). In order to ensure timely delivery of the documents prior to the Annual Meeting, you should make any such request not later than May 25, 2017.

        You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to give any information different from the information contained in this Proxy Statement. This Proxy Statement is dated April 25, 2017. You should not assume that the information contained in this Proxy Statement is accurate as of any later date, and the distribution of this Proxy Statement to stockholders shall not mean otherwise.

OTHER MATTERS; STOCKHOLDER PROPOSALS
FOR THE 2018 ANNUAL MEETING OF ITG

        As of the date of this Proxy Statement, our Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting, other than as described in this Proxy Statement. If any other matters shall properly come before the Annual Meeting or any adjournments or postponements thereof and shall be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not vote in accordance with the recommendation of our Board of Directors and management.

        Stockholders who, in accordance with Exchange Act Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2018 annual meeting of stockholders must submit their proposals to our Corporate Secretary on or before December 26, 2017. Such proposals must also comply with the requirements of Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

        Under our By-laws, for director nominations or other business to be properly brought before the 2018 annual meeting, a stockholder's notice of the matter the stockholder wishes to present must be delivered to Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, 5th Floor, New York, New York 10006, Attention: Corporate Secretary, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our By-laws (and not pursuant to Exchange Act Rule 14a-8) must be received no earlier than February 8, 2018 and no later than March 10, 2018. Such notices must also comply with the other requirements of our By-laws.

APPENDIX A

INVESTMENT TECHNOLOGY GROUP, INC.

2007 OMNIBUS EQUITY COMPENSATION PLAN

Amended and Restated Effective June 8, 2017 (subject to stockholder approval)

1.     Purpose

        The purpose of the Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Investment Technology Group, Inc. (the "Company") and its subsidiaries, and (ii) non-employee members of the board of directors of the Company with the opportunity to receive grants of stock options, stock units, stock awards, dividend equivalents and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders. The Plan was originally effective on May 8, 2007 upon approval by the stockholders of the Company, and previously amended and restated on May 12, 2009 upon approval by the stockholders of the Company, August 18, 2009, May 11, 2010 upon approval by the stockholders of the Company, June 11, 2013 upon approval by the stockholders of the Company, February 5, 2014, June 11, 2015 upon approval by the stockholders of the Company and January 23, 2017. This amendment and restatement is effective June 8, 2017, subject to stockholder approval on such date (the "Amendment Effective Date"). Grants made prior to the Amendment Effective Date shall continue to be governed by the applicable award Grant Agreements and the terms of the Plan without giving effect to changes made pursuant to this amendment and restatement, and the Committee shall administer such Grants in accordance with the Plan without giving effect to changes made pursuant to this amendment and restatement.

        The Investment Technology Group, Inc. Non-Employee Directors Stock Option Plan (the "Director Plan"), the Investment Technology Group, Inc. Amended and Restated 1994 Stock Option and Long-term Incentive Plan (the "1994 Plan"), the Amended and Restated Investment Technology Group, Inc. Stock Unit Award Program Subplan (the "SUA Subplan"), the Amended and Restated Investment Technology Group, Inc. Directors' Retainer Fee Subplan (the "Directors' Retainer Fee Subplan"), and the Amended and Restated Investment Technology Group, Inc. Directors' Equity Subplan (the "Directors' Equity Subplan", and together with the Directors' Retainer Fee Subplan, the "Subplans") were merged with and into this Plan as of May 8, 2007. No additional grants were made thereafter under the Director Plan and the 1994 Plan. Outstanding grants under the Director Plan, the 1994 Plan, the SUA Subplan and the Subplans as of May 8, 2007 continued in effect according to their terms as in effect on May 8, 2007, and the shares with respect to such outstanding grants were issued or transferred under this Plan. After May 8, 2007, the Subplans, and the SUA Subplan until it was frozen effective on January 1, 2009, continued in effect as subplans of the Plan and grants and/or deferrals may continue to be made under the Subplans with shares associated with such grants and/or deferrals being issued under this Plan. Effective as of January 1, 2009, the Variable Compensation Stock Unit Award Program Subplan (formerly known as the Equity Deferral Award Program Subplan) (the "VCSUA Subplan") was added as a subplan under the Plan.

2.     Definitions

        Whenever used in this Plan, the following terms will have the respective meanings set forth below:

        (a)   "Average Bonus" means the average of the annual bonuses paid to the Participant for the three years immediately preceding the year in which the Participant's termination of employment occurs (or such shorter period during which the Participant has been employed by the Employing Entity and eligible to receive annual bonuses, or if the Participant was not employed by the Employing Entity or eligible to receive annual bonuses in any prior year, the annual bonus that is required to be paid in accordance with any contractual arrangement between the Participant and the Employing Entity, or if none, then the annual bonus that would otherwise have been paid to the Participant for the year in which the Participant's termination of employment occurs based upon the actual achievement of applicable performance objectives). For the avoidance of doubt, annual bonuses shall include any bonus amounts paid in the form of Basic Units awarded under the VCSUA Subplan (or any successor thereto).

        (b)   "Board" means the Company's Board of Directors.

        (c)   "Cause" shall have the meaning ascribed to such term in the applicable Grant Agreement, Subplan or VCSUA Subplan.

        (d)   "Change in Control" means and shall be deemed to have occurred:

            (i)  if any person (within the meaning of the Exchange Act), other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 35 percent or more of the total voting power of all the then-outstanding Voting Securities; or

           (ii)  if the individuals who, as of the date hereof, constitute the Board, together with those who first become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of the date hereof or whose recommendation, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or

          (iii)  upon consummation of a merger, consolidation, recapitalization or reorganization of the Company, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company other than (A) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive (or retain), with respect to such Voting Securities, voting securities of the surviving or transferee entity representing more than 50 percent of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (B) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving or transferee entity outstanding immediately after such transaction; or

          (iv)  upon consummation of the sale or disposition by the Company of all or substantially all of the Company's assets, other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or

           (v)  if the stockholders of the Company approve a plan of complete liquidation of the Company.

        (e)   "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Committee" means (i) with respect to Grants to Employees, the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, (ii) with respect to Grants made to Non-Employee Directors, the Board, and (iii) with respects to Grants that are intended to be "qualified performance-based compensation" under section 162(m) of the Code, a committee that consists of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under section 162(m) of the Code and related Treasury regulations.

        (g)   "Company" means Investment Technology Group, Inc. and any successor corporation.

        (h)   "Company Stock" means the common stock of the Company.

        (i)    "Disability" means a Participant's becoming disabled within the meaning of Section 22(e)(3) of the Code, within the meaning of the Employer's long-term disability plan applicable to the Participant or as otherwise determined by the Committee; provided that if the Committee fails to designate a definition of Disability in the applicable Grant Agreement, the applicable Subplan or the VCSUA Subplan, Disability shall mean a Participant's becoming disabled within the meaning of Section 22(e)(3) of the Code.

        (j)    "Dividend Equivalent" means an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Company Stock.

        (k)   "Employee" means a person classified as an employee of the Employing Entity (including an officer or director who is also an employee) for payroll purposes, as determined in the sole discretion of the Employing Entity. Notwithstanding the foregoing, if a person is engaged in a non-employee status (including, but not limited to, as an independent contractor, an individual being paid through an employee leasing company or other third party agency) and is subsequently reclassified by the Employer, the Internal Revenue Service, or a court as an employee for payroll purposes, such person, for purposes of this Plan, shall be deemed an Employee from the actual (and not the effective) date of such reclassification, unless expressly provided otherwise by the Employer.

        (l)    "Employer" means the Company and its Subsidiaries.

        (m)  "Employing Entity" means with respect to an Employee, the Company or the Company's Subsidiary that employs the Participant, or with respect to a Non-Employee Director, the Company.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (o)   "Exercise Price" means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

        (p)   "Fair Market Value," unless otherwise required by an applicable provision of the Code, as of any date, means the closing sales price of the Company Stock as reported on the New York Stock Exchange on the date of grant during regular trading hours; provided, however, that at any time that the Company Stock is not quoted on the New York Stock Exchange on such trading days, Fair Market Value shall be determined by the Committee in its discretion.

        (q)   "Good Reason" means "Good Reason" as defined in a Participant's Change in Control Agreement or other applicable agreement with the Employing Entity, or if no such agreement exists or the definition of "Good Reason" is specifically limited to such applicable agreement, "Good Reason" means without the Participant's express written consent, the occurrence on or after a Change in Control of any one or more of the following:

            (i)  a material reduction of the Participant's primary functional authorities, duties, or responsibilities or the assignment of duties to the Participant inconsistent with those of the Participant's position with the Employing Entity, other than an insubstantial and inadvertent reduction or assignment that is remedied by the Employing Entity promptly after receipt of notice thereof given by the Participant; provided, however, that any reduction in authorities, duties or responsibilities resulting merely from the acquisition of the Company and its existence as a Subsidiary or division of another entity shall not be sufficient to constitute Good Reason;

           (ii)  the Employing Entity's requiring the Participant to be based at a location in excess of 35 miles from the location of the Participant's principal job location or office immediately prior to the relocation;

          (iii)  a material reduction by the Employing Entity of the Participant's base salary, unless such reduction applies on substantially the same percentage basis to all employees of the Employing Entity generally;

          (iv)  a material reduction in the Participant's participation in any of the Employer's annual incentive compensation plans in which the Participant participates, unless such failure applies to all plan participants generally; and

           (v)  a material reduction by the Employing Entity of the Participant's Total Annual Compensation, which for this purpose means a reduction of the Participant's Total Annual Compensation by more than 33 percent.

For any of the foregoing to constitute Good Reason, the Participant must provide written notification of his or her intention to resign within 30 days after the Participant knows or has reason to know of the occurrence of any such event, and the Employing Entity shall have 30 business days from the date of receipt of such notice to effect a cure of the condition constituting Good Reason, and, upon cure thereof by the Employing Entity, such event shall no longer constitute Good Reason. If the Employing Entity does not cure the condition constituting Good Reason within 30 business days following the date of receipt of the notice from the Participant, the Good Reason termination shall be effective on the 31st business day following such date of receipt. A termination of employment by the Participant shall be for Good Reason if one of the occurrences specified above shall have occurred, notwithstanding that the Participant may have other reasons for terminating employment, including employment by another employer which the Participant desires to accept.

        (r)   "Grant" means an Option, Stock Unit, Stock Award, SAR, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

        (s)   "Grant Agreement" means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

        (t)    "Incentive Stock Option" means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

        (u)   "Non-Employee Director" means a member of the Board who is not an employee of the Employer.

        (v)   "Nonqualified Stock Option" means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

        (w)  "Option" means an option to purchase shares of Company Stock, as described in Section 7 of the Plan.

        (x)   "Other Stock-Based Award" means any Grant based on, measured by or payable in, Company Stock (other than a Grant described in Sections 7, 8, 9 or 10(a) of the Plan), as described in Section 10(b) of the Plan.

        (y)   "Participant" means an Employee or Non-Employee Director designated by the Committee to participate in the Plan.

        (z)   "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, an estate, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

        (aa) "Plan" means this Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan, as in effect from time to time.

        (bb) "Related Party" means (i) a Subsidiary of the Company; (ii) an employee or group of employees of the Company or any Subsidiary of the Company; (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned Subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

        (cc)  "SAR" means a stock appreciation right as described in Section 10(a) of the Plan.

        (dd) "Stock Award" means an award of Company Stock as described in Section 9 of the Plan.

        (ee) "Stock Unit" means an award of a phantom unit representing a share of Company Stock, as described in Section 8 of the Plan.

        (ff)  "Subsidiary" or "Subsidiaries" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, 50 percent or more of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or combination thereof; or (ii) if a partnership, limited liability company, association or other business entity, 50 percent or more of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes of this definition, a Person or Persons will be deemed to have a 50 percent or more ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons are allocated 50 percent or more of partnership, limited liability company, association or other business entity gains or losses or control the managing director or member or general partner of such partnership, limited liability company, association or other business entity.

        (gg) "Total Annual Compensation" means the sum of the Participant's base salary and Average Bonus.

        (hh) "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

3.     Administration

        (a)   Committee. The Plan shall be administered and interpreted by the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan with respect to grants to Employees. The Plan shall be administered and interpreted by the Board with respect to grants to Non-Employee Directors. The Board or committee, as applicable, that has authority with respect to a specific Grant shall be referred to as the "Committee" with respect to that Grant. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

        (b)   Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and, subject to the restriction in Section 4(c), the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

        (c)   Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.     Grants

        (a)   Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

        (b)   All Grants shall be made conditional upon the Participant's acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

        (c)   Grants made under the Plan shall provide that the Grants will not vest prior to the one-year anniversary of the date of grant, except as may be provided in the event of a Participant's death or Disability, or in the event of (i) a Change in Control or (ii) a corporate event described in Section 5(d). In addition, up to five percent of the shares of Company Stock subject to the aggregate share reserve set forth in Section 5(a) may be subject to Grants that are not subject to the foregoing vesting restriction, which may include, without limitation, Grants to Non-Employee Directors.

5.     Shares Subject to the Plan

        (a)   Shares Authorized. Subject to the adjustments in Section 5(d) below, the total aggregate number of shares of Company Stock that may be issued under the Plan on and after the Amendment Effective Date is the sum of the following (i) 2,090,000 new shares of Company Stock plus (ii) that number of shares of Company Stock subject to outstanding grants under the Plan as of the Amendment Effective Date, plus (iii) that number of shares remaining available for issuance under the Plan but not subject to previously exercised, vested or paid grants as of the Amendment Effective Date. The total aggregate number of shares of Company Stock that may be issued under the Plan may be subject to Incentive Stock Options.

        (b)   Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan (including options granted under the Subplans) terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units, or Other Stock-Based Awards (including any stock awards, stock units or other-stock based awards granted under the SUA Subplan and the Subplans) are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan. Shares of Company Stock surrendered in payment of the Exercise Price of an Option shall not be available for re-issuance under the Plan. Shares withheld or surrendered for payment of taxes with respect to any Grant shall not be available for re-issuance under

Plan. If SARs are exercised and settled in Company Stock, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon settlement of the SARs. To the extent any Grants are paid in cash, and not in shares of Company Stock, any shares previously subject to such Grants shall not count against the share limits in this Section 5(b). For the avoidance of doubt, if Shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options, such Shares shall not be available for re-issuance under the Plan. The preceding provisions of this Section 5(b) shall apply only for purposes of determining the aggregate number of shares of Company Stock that may be issued under the Plan, but shall not apply for purposes of determining the maximum number of shares of Company Stock with respect to which Grants may be granted to any Participant under the Plan.

        (c)   Individual Limits. All Grants under the Plan shall be expressed in shares of Company Stock. The maximum aggregate number of shares of Company Stock with respect to which all Grants may be made under the Plan to any Employee during any calendar year shall be 1,000,000 shares, subject to adjustment as described in subsection (d) below. A Participant may not accrue cash dividends or Dividend Equivalents during any calendar year in excess of $1,000,000. The individual limits of this subsection (c) shall apply without regard to whether the Grants are to be paid in Company Stock or cash. All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate. In addition, notwithstanding any other provision of the Plan to the contrary, the maximum aggregate value (measured on the date of grant and determined by the Committee in its sole discretion) of Grants granted to any Non-Employee Director during any calendar year under the Plan shall not exceed $600,000, subject to adjustment as described in subsection (d) below. The foregoing limit shall not apply to any Grant pursuant to a Non-Employee Director's election to receive a Grant in lieu of cash retainer or other fees.

        (d)   Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of a stock dividend, spinoff, stock split or reverse stock split, or by reason of a combination, reorganization, recapitalization or reclassification affecting the outstanding Company Stock as a class without the Company's receipt of consideration, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan and outstanding Grants, and the price per share of outstanding Grants shall be equitably adjusted by the Committee, as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee shall have discretion to make the foregoing equitable adjustments in any circumstances in which an adjustment is not mandated by this subsection (d) or applicable law, including in the event of a Change in Control. Any adjustments to outstanding Grants shall be consistent with section 409A or 422 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

6.     Eligibility for Participation

        (a)   Eligible Persons. All Employees, including Employees who are officers or members of the Board, and all Non-Employee Directors shall be eligible to participate in the Plan.

        (b)   Selection of Participants. The Committee shall select the Employees and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.     Options

        (a)   General Requirements. The Committee may grant Options to an Employee or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees and Non-Employee Directors. No dividends will be paid on the shares of Company Stock subject to Options.

        (b)   Type of Option, Price and Term.

            (i)  The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees or Non-Employee Directors.

           (ii)  The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110 percent of the Fair Market Value of the Company Stock on the date of grant.

          (iii)  The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

        (c)   Exercisability of Options.

            (i)  Subject to the limitation in Section 4(c) above, Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

           (ii)  The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

          (iii)  Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant's death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations and subject to the restriction in Section 4(c) above).

        (d)   Termination of Employment or Service. Except as provided in the Grant Agreement, an Option may only be exercised while the Participant is employed by the Employer, or providing service as a Non-Employee Director. The Committee shall determine in the Grant Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

        (e)   Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) by surrender of all or any part of the vested shares of Company Stock for which the Option is exercisable to the Company for an appreciation distribution payable in shares of Company Stock with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the shares of Company Stock subject to the surrendered portion exceeds the aggregate Exercise Price payable for those shares (i.e., "net exercise") or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

        (f)    Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8.     Stock Units

        (a)   General Requirements. The Committee may grant Stock Units to an Employee or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts for purposes of the Plan.

        (b)   Terms of Stock Units. The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Subject to the restriction in Section 4(c) above, Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

        (c)   Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

        (d)   Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant's employment or service, and the circumstances under which Stock Units may be forfeited.

9.     Stock Awards

        (a)   General Requirements. The Committee may issue shares of Company Stock to an Employee or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. Subject to the restriction in Section 4(c) above, the Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

        (b)   Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant's employment or service, and the circumstances under which Stock Awards may be forfeited.

        (c)   Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 15(a) hereof. If a certificate is issued, each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

        (d)   Right to Vote and to Receive Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period; provided that dividends with respect to Stock Awards subject to vesting shall vest and be paid only if and to the extent the underlying Stock Awards vest and are paid, as determined by the Committee.

10.   Stock Appreciation Rights and Other Stock-Based Awards

        (a)   SARs. The Committee may grant SARs to an Employee or Non-Employee Director separately or in tandem with an Option. No dividends will be paid on the shares of Company Stock subject to SARs. The following additional provisions are applicable to SARs:

            (i)  Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

           (ii)  Tandem SARs. The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

          (iii)  Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement, subject to the restriction in Section 4(c) above. The Committee may grant SARs the exercise of which is subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Committee shall determine in the Grant Agreement under what circumstances and during what periods a Participant may exercise an SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable.

          (iv)  Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant's death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations and subject to Section 4(c) above).

           (v)  Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

          (vi)  Form of Payment. The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

         (vii)  Term. The Committee shall determine the term of each SAR, which shall not exceed ten years from the date of grant.

        (b)   Other Stock-Based Awards. The Committee may grant other awards not specified in Sections 7, 8 or 9 or subsection (a) above that are based on or measured by Company Stock to Employees and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate, subject to the restriction in Section 4(c) above. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement. Dividends and Dividend Equivalents with respect to Other Stock-Based Awards shall vest and be paid only if and to the extent the underlying Other Stock-Based Awards vest and are paid, as determined by the Committee.

11.   Dividend Equivalents.

        (a)   General Requirements. When the Committee makes a Grant under the Plan, the Committee may grant Dividend Equivalents in connection with the Grant, under such terms and conditions as the Committee deems appropriate under this Section 11. Dividend Equivalents may be paid to Participants currently or may be deferred, as determined by the Committee. All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Committee. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Dividend Equivalents with respect to Stock Units shall vest and be paid only if and to the extent the underlying Stock Units vest and are paid, as determined by the Committee. In no event may Dividend Equivalents be granted with respect to Options or SARs.

        (b)   Payment with Respect to Dividend Equivalents. Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Committee.

12.   Qualified Performance-Based Compensation

        (a)   Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code, in which case the provisions of this Section 12 shall apply. The Committee may also grant Options or SARs under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 12 or otherwise.

        (b)   Performance Goals. When Grants are made under this Section 12, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for "qualified performance-based compensation." The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as "qualified performance-based compensation."

        (c)   Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.

        (d)   Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25 percent of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

        (e)   Certification of Results. The Committee shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

        (f)    Death, Disability or Other Circumstances. The Committee may provide in the Grant Agreement that Grants under this Section 12 shall be payable, in whole or in part, in the event of the Participant's death or Disability, a Change in Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

13.   Deferrals

        The Committee may permit or require a Participant to defer receipt of the payment of cash (including Dividend Equivalents) or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

14.   Withholding of Taxes

        All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employing Entity may require that the Participant (or other person receiving or exercising Grants) pay to the Employing Entity the amount of any federal, state or local taxes that the Employing Entity is required to withhold with respect to such Grants, or the Employing Entity may deduct from other wages paid by the Employing Entity the amount of any withholding taxes due with respect to such Grants. Unless otherwise determined by the Committee, the Employing Entity's tax withholding obligation with respect to Grants paid in Company Stock shall be satisfied by having shares of Company Stock withheld, at the time such Grants become taxable.

15.   Transferability of Grants

        (a)   Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant's lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

        (b)   Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding subsection (a) above, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

16.   Consequences of a Change in Control

        (a)   Assumption of Outstanding Grants. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a Subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or Subsidiary of the surviving corporation). After a Change in Control, references to the "Company" as they relate to employment matters shall include the successor employer.

        (b)   Vesting Upon Certain Terminations of Employment. Unless the Grant Agreement provides otherwise, if a Participant's employment or service is terminated (i) by the Employer other than for Cause (excluding on account of death or Disability) within six months prior to the date on which a Change in Control occurs, and it is reasonably demonstrated that such termination (A) was at the request of a third party who has taken steps reasonably calculated or intended to effect a Change in Control or (B) otherwise arose in connection with or anticipation of a Change in Control, or (ii) (A) by the Employer other than for Cause (excluding on account of death or Disability), (B) by the Participant for Good Reason, (C) on account of the Participant's Disability or (D) on account of the Participant's death, in each case, upon or following the Change in Control and during the period in which any of such Participant's Grants are subject to vesting or exercisability restrictions, the Participant's outstanding Grants shall become fully vested and exercisable in accordance with the timing described below; provided that if the vesting and exercisability of any such Grants is based, in whole or in part, on performance, the applicable Grant Agreement, Subplan or VCSUA Subplan shall specify how the portion of the Grant that becomes vested pursuant to this Section 16(b) shall be calculated. To the extent Options and SARs vest and become exercisable in accordance with this Section 16, they will remain exercisable for 12 months following the termination of the Participant's employment or service, provided that, in no event shall any Option or SAR be exercisable after the expiration of its term. To the extent the termination of employment or service is on account of the reason in Section 16(b)(i) above, the unvested portion of the applicable Grant will be suspended and no vesting shall occur unless and until a Change in Control occurs during the six month period following the termination of employment or service. If a Change in Control does not occur during the six month period following the termination of employment or service, or the termination of employment or service was not at the request of a third party who has taken steps reasonably calculated or intended to effect a Change in Control or was not in connection with or in anticipation of a Change in Control, the unvested portion of the applicable Grant will be forfeited automatically on the date that is six months following the termination of employment or service, unless otherwise determined by the Committee. To the extent the termination of employment or service is on account of the reason in Section 16(b)(ii) above, the unvested portion of any applicable Grant will become fully vested and exercisable as of the date of the applicable Participant's termination.

        (c)   Other Alternatives. In the event of a Change in Control, if all outstanding Grants are not assumed by, or replaced with Grants that have comparable terms by, the surviving corporation (or a parent or Subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change in Control or at such other time as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant's unexercised Options and SARs exceeds the Exercise Price, or base amount, as applicable, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (iv) with respect to Participants holding Stock Units, Other Stock-Based Awards or Dividend Equivalents, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form and on such terms as may be determined by the Committee, or (v) if the Company is the surviving corporation, the Committee may determine that Grants will remain outstanding after the Change in Control. Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Exercise Price or base amount, as applicable, the Company shall not be required to make any payment to the participant upon surrender of the Option or SAR.

17.   Requirements for Issuance of Shares

        No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. Except as determined under

Section 9(a), no Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

18.   Amendment and Termination of the Plan

        (a)   Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 19(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

        (b)   No Repricing Without Stockholder Approval. Except as otherwise provided in Section 5(d), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or the base amount of outstanding SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs with a base amount that is less than the base amount for the original SARs, or (iii) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

        (c)   Stockholder Approval for "Qualified Performance-Based Compensation." If Grants are made under Section 12 above, the Plan must be reapproved by the Company's stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if additional Grants are to be made under Section 12 and if required by section 162(m) of the Code or the regulations thereunder.

        (d)   Termination of Plan. The Plan shall terminate on June 10, 2025, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

19.   Miscellaneous

        (a)   Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee.

        (b)   Compliance with Law.

            (i)  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code and that Grants of "qualified performance-based compensation" comply with the applicable provisions of section 162(m) of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.

           (ii)  The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Grants shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If a Grant is subject to Section 409A of the Code, (1) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (2) payments to be made upon a termination of employment shall only be made upon a "separation from service" under Section 409A of the Code, (3) payments to be made upon a Change in Control shall only be made upon a "change of control event" under Section 409A of the Code, (4) unless the Grant specifies otherwise, each payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (5) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.

          (iii)  Any Grant made under the Plan that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant's separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant's death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the "specified employee" requirements of Section 409A of the Code.

          (iv)  Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company have any responsibility or liability if a Grant does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

        (c)   Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

        (d)   Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (e)   Rights of Participants. Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

        (f)    No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        (g)   Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

        (h)   Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

        (i)    Recoupment Policy. All Grants under this Plan will be subject to any compensation clawback or recoupment policies that may be applicable to any Employee, as in effect from time to time and as approved by the Committee or Board.

        (j)    Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one year after the Participant or other person knew or reasonably should have known of the principal facts on which the claim is based.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, on June 7, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ITG2017 You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ONE LIBERTY PLAZA 165 BROADWAY NEW YORK, NEW YORK 10006 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on June 7, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E28112-P89436 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INVESTMENT TECHNOLOGY GROUP, INC. The Board of Directors recommends that you vote FOR each of the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Brian G. Cartwright The Board of Directors recommends you vote FOR the following proposal: For Against Abstain ! ! 3 Years ! Abstain 1b. Minder Cheng 2. Advisory Vote to Approve Compensation of Named Executive Officers. 1c. Timothy L. Jones The Board of Directors recommends you vote 1 Year 2 Years 1 YEAR on the following proposal: ! ! ! ! 1d. R. Jarrett Lilien 3. Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers. 1e. Kevin J. Lynch The Board of Directors recommends you vote FOR the following proposals: 1f. Lee M. Shavel For Against Abstain 4. Approval of the Amended and Restated Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan. Ratification of the appointment of KPMG LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2017. ! ! ! ! ! ! 1g. Francis J. Troise 1h. Steven S. Wood 5. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. E28113-P89436 INVESTMENT TECHNOLOGY GROUP, INC. Annual Meeting of Stockholders June 8, 2017 11:30 AM This proxy is solicited by the Board of Directors This proxy is solicited by the Board of Directors of the Company. The stockholder signing on the reverse of this proxy card appoints each of Francis J. Troise, Steven R. Vigliotti and Angélique F.M. DeSanto as proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock of Investment Technology Group, Inc. held of record by the undersigned on April 13, 2017 or which the undersigned would otherwise be entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 2017, and any adjournment or postponement thereof, upon all matters that may properly come before the meeting. All shares votable by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner specified on the reverse side of this card. If no such direction is made, this proxy will be voted FOR each director under Proposal No. 1, FOR Proposal No. 2, 1 YEAR under Proposal No. 3, and FOR Proposal Nos. 4 and 5. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be voted on reverse side V.1.2 Address Changes/Comments: